UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )
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THE CHEMOURS COMPANY

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1007 Market Street
Wilmington, Delaware 19899
March 13, 2017
To our Stockholders:
We are pleased to invite you to attend the annual meeting of stockholders of The Chemours Company to be held on April 26, 2017 in the Caesar Rodney Ballroom at The Westin Hotel, located at 818 Shipyard Drive, Wilmington, DE 19801. The meeting will begin at 10:00 a.m. (Eastern time).
The following pages contain our notice of annual meeting and proxy statement. Please review this material for information concerning the business to be conducted at the annual meeting, including the nominees for election as directors.
We are furnishing proxy materials to our stockholders primarily over the Internet, which expedites stockholders’ receipt of proxy materials and reduces the environmental impact of our annual meeting.
Whether or not you plan to attend the annual meeting in person, please submit a proxy promptly to ensure that your shares are represented and voted at the meeting.
Sincerely,

Richard H. Brown Chairman of the Board	Mark P. Vergnano President & Chief Executive Officer

Notice of Annual Meeting
of Stockholders
Date: April 26, 2017
Time: 10:00 a.m. Eastern time
Place: Caesar Rodney Ballroom at The Westin Hotel, located at 818 Shipyard Drive, Wilmington, DE 19801
Record date: February 28, 2017
Notice is hereby given that a meeting of the stockholders of The Chemours Company (the “Company”) will be held in the Caesar Rodney Ballroom at The Westin Hotel, located at 818 Shipyard Drive, Wilmington, DE 19801, on April 26, 2017 at 10:00 a.m. Eastern time (the “Annual Meeting”) for the following purposes:
1.
To elect the eight director nominees named in the accompanying Proxy Statement to serve one-year terms expiring at the Annual Meeting of Stockholders in 2018;

2.
To hold a non-binding advisory vote to approve the compensation of the Company’s named executive officers;

3.
To ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2017;

4.
To vote on the approval of the Company’s 2017 Equity and Incentive Plan;

5.
To vote on the approval of the Company’s Employee Stock Purchase Plan;

6.
To vote on a stockholder proposal on an executive compensation report if properly presented at the Annual Meeting; and

7.
To transact such other business that may properly come before the Annual Meeting or any adjournments or postponements thereof.

Only stockholders of record at the close of business on February 28, 2017 are entitled to notice of, and to vote at, the Annual Meeting, and any adjournments or postponements of the Annual Meeting.
By Order of the Board of Directors.
David C. Shelton
Senior Vice President, General Counsel &
Corporate Secretary
March 13, 2017
Your vote is important. Even if you plan to attend the Annual Meeting, Chemours still encourages you to submit your proxy by Internet, telephone or mail prior to the meeting. If you later choose to revoke your proxy or change your vote, you may do so by following the procedures described under “Can I revoke a proxy?” and “Can I change my vote after I have delivered my proxy?” in the “Questions and Answers” section of the attached Proxy Statement.
IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON APRIL 26, 2017:
The Notice of Internet Availability of Proxy Materials, Notice of Annual Meeting of Stockholders,
Proxy Statement and Annual Report are available at
www.allianceproxy.com/chemours/2017.

PROXY STATEMENT
ANNUAL MEETING OVERVIEW
Set forth below is summary information regarding the annual meeting of stockholders (the “Annual Meeting”) of The Chemours Company (“Chemours” or the “Company”), including the location of the meeting and the proposals its stockholders will vote upon at the meeting. Please see the more detailed information set forth in this Proxy Statement about the Annual Meeting and the proposals.
Meeting Information	Summary of Matters to be Voted Upon
Time and Date:	Voting Matter	Board Vote Recommendation	See Page
	Management Proposals
10:00 a.m. (Eastern time) on Wednesday, April 26, 2017 Place: Caesar Rodney Ballroom at The Westin Hotel, 818 Shipyard Drive, Wilmington, DE 19801	Proposal 1 — Election of Directors	FOR EACH NOMINEE	1
	Proposal 2 — Advisory Vote on Executive Compensation	FOR	41
	Proposal 3 — Ratification of Accounting Firm	FOR	42
	Proposal 4 — Approval of Equity and Incentive Plan	FOR	45
	Proposal 5 — Approval of Employee Stock Purchase Plan	FOR	53
	Stockholder Proposal
	Proposal 6 — Report on Executive Compensation	AGAINST	58

PROPOSAL 1 — ELECTION OF DIRECTORS
The first proposal to be voted on at the Annual Meeting is the election of members of the Board of Directors (the “Board”) of the Company. The eight current members of the Board are standing for re-election to hold office for a one-year term, or until their successors are duly elected and qualified.
Each nominee has agreed to be named in this Proxy Statement and to serve if elected. Although Chemours knows of no reason why any of the nominees would not be able to serve, if any nominee is unavailable for election, the proxy holders may vote for another nominee proposed by the Board of Directors. In that case, your shares will be voted for that other person.

Director Qualification Standards

The Chemours Nominating and Corporate Governance Committee will consider potential candidates suggested by Board members, as well as management, stockholders and others.
The Board’s Corporate Governance Guidelines describe qualifications for directors. Directors are selected for their integrity and character; sound, independent judgment; breadth of experience, insight and knowledge; business acumen; and significant professional accomplishment. The specific skills, experience and criteria that the Board may consider, and which may vary over time depending on current needs, include leadership; experience involving technological innovation; relevant industry experience; financial expertise; corporate governance; compensation and succession planning; familiarity with issues affecting global businesses;
experience with global business management or operations; risk management; other board experience; prior government service and diversity; and other individual qualities and attributes that contribute to the total mix of viewpoints and experience represented on the Board. Additionally, directors will be expected to be willing and able to devote the necessary time, energy and attention to assure diligent performance of their responsibilities.
When considering candidates for nomination, the Nominating and Corporate Governance Committee takes into account these factors, among other items, to assure that new directors have the highest personal and professional integrity, have demonstrated exceptional ability and judgment and will be most effective, in conjunction with other directors, in serving the long-term interests of all stockholders. The Nominating and Corporate Governance Committee will not nominate for election as a director a partner, member, managing director, executive officer or principal of any entity that provides accounting, consulting, legal, investment banking or financial advisory services to Chemours.
Once the Nominating and Corporate Governance Committee has identified a prospective candidate, the Nominating and Corporate Governance Committee will make an initial determination as to whether to conduct a full evaluation of the candidate. This initial determination will be based on whatever information is provided to the Nominating and Corporate Governance Committee with the recommendation of the prospective candidate, as well as the Nominating and Corporate Governance Committee’s own knowledge of the prospective candidate. This may be supplemented by inquiries to the person making the recommendation or others. The preliminary determination will be based primarily on the likelihood that the prospective nominee can satisfy the factors described above. If the Nominating and Corporate Governance Committee determines, in consultation with the Chairman of the Board and other Board members as appropriate, that further consideration is warranted, it may gather additional information about the prospective nominee’s background and experience.
The Nominating and Corporate Governance Committee also may consider other relevant factors as it deems appropriate, including the current composition of the Board and specific needs of the Board to ensure its effectiveness. In connection with this evaluation, the Nominating and Corporate Governance Committee will determine whether to interview the prospective nominee. One or more members of the Nominating and Corporate Governance Committee and other directors, as appropriate, may interview the prospective nominee in person or by telephone. After completing its evaluation, the Committee will conclude whether to make a recommendation to the full Board for its consideration.
The Nominating and Corporate Governance Committee considers candidates for director suggested by stockholders, applying the factors for potential candidates described above and taking into account the additional information provided by the stockholder or gathered by the Committee. Stockholders wishing to suggest a candidate for director should write to the Corporate Secretary and include the detailed information required under the Company’s amended and restated Bylaws (the “Bylaws”).
A stockholder’s written notice to the Corporate Secretary described in the preceding paragraph must be delivered to The Chemours Company, 1007 Market Street, Wilmington, DE 19899, Attention: Corporate Secretary. Stockholders who wish to nominate candidates for the Board of Directors must follow the procedures described under “2018 Annual Meeting of Stockholders — Procedures for Submitting Stockholder Proposals and Nominations” in this Proxy Statement.
The Chairman of the Annual Meeting or any other annual meeting or special meeting of stockholders may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedures. A stockholder’s compliance with these procedures will not require the Company to include information regarding a proposed nominee in the Company’s proxy solicitation materials.

Director Nominees

The Nominating and Corporate Governance Committee, consisting solely of  “independent directors” as defined in the New York Stock Exchange (“NYSE”) Listing Standards, recommended to the Board the nominees set forth below. Based on this recommendation and each nominee’s credentials and experience outlined below, the Board has determined that each nominee can make a significant contribution to the Board and Chemours, is willing and able to devote the necessary time, energy and attention to assure diligent performance of their responsibilities, and should serve as a director of the Company.
Set forth below is biographical information about each of the nominees, including information regarding the person’s service as a director, business experience, director positions held currently or at any time during the last five years, information regarding involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes or skills that factored into the Board’s determination that the person should serve as a director of the Company.

Director Nominees

Name, Tenure and Age	Principal Occupation, Business Experience, Qualifications and Directorships

Since 2014, Mr. Anastasio has served as Chairman of GasLog Partners LP, a global owner, operator, and manager of liquefied natural gas carriers. Mr. Anastasio has also served as a director of Par Pacific Holdings, Inc. (formerly, Par Petroleum Corporation), a diversified energy company, since 2014. He served as President, Chief Executive Officer and Executive Director of NuStar Energy, L.P. (formerly Valero L.P.) from 2001 to 2013. He also served as President, Chief Executive Officer and Executive Director of NuStar GP Holdings, LLC (formerly Valero GP Holdings, LLC) from 2006 to 2013. Mr. Anastasio has served on the board of the Federal Reserve Bank of Dallas since 2014.
Skills and Qualifications
Mr. Anastasio has significant leadership experience as both an executive officer and board member of public companies. Through his experience as a former chief executive officer, he is able to provide the Board with valuable insight on global business management and financial matters. Mr. Anastasio’s knowledge of financial matters is further enhanced by his role as audit committee chairman of Par Pacific Holdings, Inc. He also has valuable experience in marketing, business development and logistics.

Curtis V. Anastasio Director since 2015 Age 60

Mr. Bell has served on the board of directors of Momentive Performance Materials Inc., a global manufacturer of silicones, quartz, and ceramics, since October 2014, where he has been Non-Executive Chair since December 2014. Effective with its initial public offering in July 2015, he served on the board of Hennessy Capital Acquisition Corp. II (“HCAC II”), a company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase reorganization or similar business combination with one or more businesses. In February 2017, HCAC II merged with Daseke, Inc., a specialized flatbed transportation company. At that time, HCAC II changed its name to Daseke, Inc., and Mr. Bell resigned from the board. From January 2014 to February 2015, he served as a director of Hennessy Capital Acquisition Corp. (a separate entity from HCAC II) which merged with School Bus Holdings Inc. in February 2015 and is now known as Blue Bird Corporation. Mr. Bell also served on the board of directors of Compass Minerals International, Inc., a leading producer of salt and specialty nutrients, from 2003 to 2015. From 2001 to 2015, Mr. Bell served on the board of IDEX Corporation, an applied solutions company specializing in fluid and metering technologies, health and science technologies, and fire, safety and other diversified products. He formerly served as Executive Vice President and Chief Financial Officer of Nalco Holding Company, a global leader in water treatment and process chemical services, from 2003 to 2010. Prior to joining Nalco Holding Company, he served as Senior Vice President and Chief Financial Officer of Rohm and Haas Company from 1997 to 2003.
Skills and Qualifications
Through his over 35 years of executive experience in the technology, manufacturing and chemicals industries, Mr. Bell has developed financial expertise and experience in mergers and acquisitions, private equity and capital markets transactions. His experience includes over 12 years of experience as a chief financial officer of a publicly traded company, during which he obtained significant financial management and reporting expertise. Mr. Bell has over 20 years of experience as a director of multiple public companies, which allows him to bring the Board substantial knowledge of corporate governance, shareholder relations, risk management and succession planning.

Bradley J. Bell Director since 2015 Age 64

Name, Tenure and Age	Principal Occupation, Business Experience, Qualifications and Directorships

Mr. Brown has served as Chairman of the Board since the Company’s Separation from DuPont. He currently serves as Chair of Browz, LLC, a global leader of contractor pre-qualification and compliance solutions since 2005. Formerly, Mr. Brown served as Chair and Chief Executive Officer of Electronic Data Systems (EDS) from 1999 to 2003. Prior to joining EDS, Mr. Brown served as Chief Executive Officer of Cable & Wireless PLC from 1996 to 1999, H&R Block Inc. from 1995 to 1996 and Illinois Bell Telephone Company from 1990 to 1995. He is a Trustee Emeritus of the Ohio University Foundation. He previously served on the boards of E. I. du Pont de Nemours and Company from 2001 to 2015, The Home Depot, Inc. from 2000 to 2006, Vivendi Universal from 2000 to 2002, and Seagram Co Ltd. from 1997 to 2000. Mr. Brown also served as a member of the Business Roundtable, the President’s Advisory Committee on Trade and Policy Negotiations, the U.S.-Japan Business Council, the French-American Business Council, and the President’s National Security Telecommunications Advisory Committee.
Skills and Qualifications
From his experiences as the chief executive officer and chairman of the board of several large public companies, Mr. Brown has valuable knowledge in the areas of global business management and operations, as well as the chemicals industry, corporate governance, financial matters, information technology, investor relations and supply chain logistics. His past experience serving as a public company chairman and his knowledge of the chemicals industry make Mr. Brown uniquely qualified to be the Chairman of the Board.

Richard H. Brown Director since 2015 Age 69

Ms. Cranston is a retired Senior Partner and Chair Emeritus of Pillsbury Winthrop Shaw Pittman, LLP, an international law firm. Prior to her retirement in 2012, Ms. Cranston served as Senior Partner and Chair Emeritus from 2007 to 2011 and Chair and Chief Executive Officer from 1999 to 2006. Ms. Cranston has served on the board of Visa, Inc. since 2007 and MyoKardia, Inc. since 2016. Ms. Cranston previously served on the following boards of directors: GrafTech International Ltd (2000 to 2014), International Rectifier Corporation (2008 to 2015), Juniper Networks, Inc. (2007 to 2015), and Exponent, Inc. (2010 to 2014).
Skills and Qualifications
Ms. Cranston brings leadership experience and expertise in financial matters, risk management, legal matters and corporate governance. She has over 30 years of experience in mergers and acquisitions as a legal advisor and oversaw two large mergers while she was the chief executive officer of Pillsbury. Ms. Cranston also has experience in the areas of trade, antitrust, telecommunications, SEC enforcement and environmental law. Through her board memberships, she has dealt with cybersecurity issues, stockholder activism and board engagement with stockholders.

Mary B. Cranston Director since 2015 Age 69

Name, Tenure and Age	Principal Occupation, Business Experience, Qualifications and Directorships

Dr. Crawford has served as President and Chief Executive Officer of XCEO, Inc., a consulting firm specializing in leadership and corporate governance, since 2003. Prior to founding XCEO Inc. in 2003, he served as President and Chief Executive Officer of Onix Microsystems and Zilog Inc. Dr. Crawford has served on the boards of Xylem Inc. since 2011 and ON Semiconductor since 1999, and is the author of three books on leadership and corporate governance. He previously served on the board of E. I. du Pont de Nemours and Company from 1998 to 2015, and on the boards of ITT Corp., Agilysys, Lyondell Petrochemical, The Sisters of Mercy Health Corporation and DePaul University. In 2011, Dr. Crawford was awarded the B. Kenneth West Lifetime Achievement Award from the National Association of Corporate Directors (NACD) for his contribution to corporate governance and for having made a meaningful impact in the boardroom.
Skills and Qualifications
Dr. Crawford has more than 20 years of board experience and has developed an expertise in corporate governance and boardroom leadership. As an executive of several companies, he gained experience in a range of fields including technological innovation and the chemicals industry. Dr. Crawford has developed comprehensive risk management programs for major corporations and also has substantial experience in financial matters, executive compensation and succession planning. From his experience as the president and chief executive officer of a consulting firm, he provides the Board with a unique perspective on corporate governance matters.

Curtis J. Crawford Director since 2015 Age 69

Since 2012, Ms. Farrell has served as President and Chief Executive Officer of TransAlta Corporation, an electricity power generator and wholesale marketing company. Prior to becoming President and Chief Executive Officer of TransAlta, Ms. Farrell held a variety of increasingly responsible leadership positions, including Chief Operating Officer from 2009 to 2011, and Executive Vice President of Commercial Operations and Development from 2007 to 2009. Prior to rejoining TransAlta in 2007, she served as the Executive Vice President of Generation for BC Hydro from 2003 to 2006. Ms. Farrell currently serves on the boards of TransAlta Corporation, The Conference Board of Canada and the Business Council of Canada. She is also a member of the Trilateral Commission and a member of The Canada-U.S. Council for Advancement of Women Entrepreneurs and Business Leaders.
Skills and Qualifications
From her role as both chief executive officer and board member of a public company, Ms. Farrell gives the Board important insight in the areas of leadership, global business management and operations, shareholder relations, risk management and financial matters. Ms. Farrell has substantial experience handling large acquisitions, implementing environmental health and safety programs and negotiating major regulatory deals.

Dawn L. Farrell Director since 2015 Age 57

Name, Tenure and Age	Principal Occupation, Business Experience, Qualifications and Directorships

Mr. Newlin has served as President and Chief Executive Officer of Univar Inc., a leading global distributor of chemicals, supplying products and services, since May 2016. In November 2016, he was appointed Chairman of the Board of Directors for Univar. He previously served as the Chairman, President and Chief Executive Officer of PolyOne Corporation from 2006 to 2014, and was Executive Chairman of the Board until 2016. Prior to joining PolyOne, Mr. Newlin served as President Industrial Sector of Ecolab Inc. from 2003 to 2006. He also served as President and Director of Nalco Chemical Company from 1998 to 2001, and was Vice Chairman, President, and Chief Operating Officer from 2000 to 2001. He currently serves on the board of directors of Univar Inc. since 2014 and of Oshkosh Corporation since 2013. Mr. Newlin served on the boards of the Black Hills Corporation from 2004 to 2015, and The Valspar Corporation from 2007 to 2012.
Skills and Qualifications
Mr. Newlin has substantial executive leadership experience in global business management and operations, including 38 years of experience in the chemicals industry. Through his roles as chief executive officer, an executive officer and board member of several public companies, he brings to the Board a wealth of experience and knowledge in the chemicals industry, executive leadership, corporate governance, compensation and succession planning, issues involving technological innovation, risk management and financial matters. Mr. Newlin also has significant experience with investor relations, environmental health and safety, mergers and acquisitions and capital markets transactions.

Stephen D. Newlin Director since 2015 Age 64

Mr. Vergnano has served as the Company’s President and Chief Executive Officer since July 1, 2015. Prior to joining Chemours, he held roles of increasing responsibility at E.I. du Pont de Nemours and Company. In October 2009, Mr. Vergnano was appointed Executive Vice President of DuPont and was responsible for multiple businesses and functions, including the businesses in the Chemours segment: DuPont Chemicals & Fluoroproducts and Titanium Technologies. In June 2006, he was named Group Vice President of DuPont Safety & Protection. In October 2005, he was named Vice President and General Manager — Surfaces and Building Innovations. In February 2003, he was named Vice President and General Manager — Nonwovens. Prior to that, he had several assignments in manufacturing, technology, marketing, sales and business strategy. Mr. Vergnano joined DuPont in 1980 as a process engineer. Mr. Vergnano has served on the board of directors of the National Safety Council since 2007, the American Chemistry Council since 2015, and Johnson Controls International plc since 2016. He previously served on the board of directors of Johnson Controls, Inc. from 2011 to 2016.
Skills and Qualifications
Mr. Vergnano has substantial leadership experience in the chemicals industry and in global business management and operations. He also brings knowledge and experience in technological innovation, risk management, corporate governance and financial matters. Through his former role with DuPont and his current role as the Company’s President and Chief Executive Officer, Mr. Vergnano has substantial knowledge of the Company and its industry.

Mark P. Vergnano Director since 2015 Age 59

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF ITS EIGHT DIRECTOR NOMINEES.

Corporate Governance
Corporate Governance Highlights

➢
Declassified Board in 2016 — all directors elected annually

➢
7 of 8 director nominees are independent

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Highly qualified directors reflect broad mix of business backgrounds, skills and experiences

➢
Independent Chairman

➢
All of the Audit Committee members are “audit committee financial experts”

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Majority voting for uncontested elections with a director resignation policy

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Executive sessions of independent directors at each regularly scheduled Board meeting

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Clawback and anti-hedging policies

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Directors’ annual equity retainer has a mandatory deferral requirement until termination of service

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No director may stand for reelection after reaching age 75

➢
Annual Board and Committee performance self-evaluations

Corporate Governance Practices

The Board is committed to the highest standards of corporate governance, which is essential for sustained success and long-term stockholder value.
In light of this goal, the Board has adopted the Corporate Governance Guidelines, which provide the framework for the Board’s corporate governance. The Nominating and Corporate Governance Committee of the Board reviews and assesses the Corporate Governance Guidelines annually and recommends changes to the Board as appropriate. Among other things, the Corporate Governance Guidelines provide that:
➢
Independent directors will meet regularly in executive session in conjunction with regularly scheduled Board meetings;

➢
Directors have access to the Company’s management and advisors, and are encouraged to visit the Company’s facilities. As necessary and appropriate, the Board and its Committees may retain outside legal, financial or other advisors;

➢
The Board will make an annual self-evaluation of its performance with a particular focus on overall effectiveness; and

➢
Directors will avoid any actual or potential conflicts with the interests of the Company, and if any actual or potential conflict develops, will report all facts to the Board so that the conflict may be resolved or the director may resign.

The Corporate Governance Guidelines, along with the Charters of the Board Committees, the Company’s Code of Conduct, Code of Ethics for the Chief Executive Officer, Chief Financial Officer and Controller, and Code of Business Conduct and Ethics for the Board of Directors are available on the Company’s website at www.chemours.com, under the heading “Investor Relations” and then “Corporate Governance.”

Board Leadership Structure

Mr. Richard H. Brown serves as the Chairman of the Board. The Company’s governing documents allow the roles of Chairman and Chief Executive Officer (“CEO”) to be filled by the same or different individuals. This approach allows the Board flexibility to determine whether the two roles should be separated or combined based upon the Company’s needs and the Board’s assessment of the Company’s leadership from time to time. If the Board does not have an independent chairperson, the Board will appoint a Lead Independent Director and determine the Lead Independent Director’s duties and responsibilities. The Board will periodically consider the advantages of having an independent Chairman and a combined Chairman and CEO and is open to different structures as circumstances may warrant.
At this time, separating the roles of Chairman and CEO serves the best interests of Chemours and its stockholders. By having an independent Chairman, the CEO can focus primarily on the Company’s business strategy and operations following the recent transition to an independent, publicly traded company. The Company’s CEO and senior management, working with the Board, set the strategic direction for Chemours, and the CEO provides day-to-day leadership. The independent Chairman leads the Board in the performance of its duties and serves as the principal liaison between the independent directors and the CEO.

Director Independence

The Nominating and Corporate Governance Committee of the Board is responsible for reviewing the qualifications and independence of members of the Board and its various Committees on a periodic basis, as well as the composition of the Board as a whole. This assessment includes members’ qualifications as independent, as well as consideration of skills and experience in relation to the needs of the Board. Director nominees are recommended to the Board by the Nominating and Corporate Governance Committee in accordance with the policies and principles in its Charter. The ultimate responsibility for selection of director nominees resides with the Board. The qualifications that the Board considers when nominating directors is discussed in more detail under “Director Nominees and Director Qualification Standards” in this Proxy Statement.

Independent Directors
The Board assesses the independence of directors and examines the nature and extent of any relations between the Company and directors, their families and their affiliates. The Corporate Governance Guidelines provide that a director is “independent” if he or she satisfies the NYSE Listing Standards on director independence and the Board affirmatively determines that the director has no material relationship with the Company (either directly, or as a partner, stockholder or officer of an organization that has a relationship with the Company). The Board has determined that, with the exception of Mr. Vergnano, the Company’s CEO, each of the remaining seven directors — Curtis V. Anastasio, Bradley J. Bell, Richard H. Brown, Mary B. Cranston, Curtis J. Crawford, Dawn L. Farrell and Stephen D. Newlin — is independent.

Committee Independence Requirements
All members serving on the Audit Committee, Compensation Committee and the Nominating and Corporate Governance Committee must be independent as defined by the Corporate Governance Guidelines.
In addition, Audit Committee members must meet heightened independence criteria under NYSE Listing Standards and the rules and regulations of the U.S. Securities and Exchange Commission (“SEC”) relating to audit committees. Each Compensation Committee member must meet heightened independence criteria under NYSE
Listing Standards and the rules and regulations of the SEC relating to compensation committees, be a “non-employee director” pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and an “outside director” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The Board has determined that each member of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee meets the requisite independence and related requirements.

Oversight of Risk Management

The Board of Directors is responsible for oversight of risk management and its leadership structure supports its effective oversight of the Company’s risk management. In fulfilling its oversight responsibility, the Board receives various management and Committee reports and engages in periodic discussions with the Company’s officers as it may deem appropriate. In addition, each of the Board
Committees considers the risks within its areas of responsibility. For example, the Audit Committee focuses on risks inherent in the Company’s accounting, financial reporting and internal controls; and the Compensation Committee considers the risks that may be implicated by the Company’s incentive compensation program. The Compensation Committee’s assessment of risk related to compensation practices is discussed in more detail in the “Compensation Discussion and Analysis” section of this Proxy Statement. The Nominating and Corporate Governance Committee provides oversight regarding the Company’s policies on political contributions and lobbying expenses. The Nominating and Corporate Governance Committee is also responsible for reviewing transactions between the Company and related persons, which is discussed in more detail under “Certain Relationships and Transactions” in this Proxy Statement.
Pursuant to its Charter, the Audit Committee assists the Board of Directors in oversight of the Company’s compliance with legal and regulatory requirements. In fulfilling this role, the Audit Committee reviews with the Company’s General Counsel or the attorney(s)
designated by the General Counsel, any legal matters that may have a material impact on the Company’s financial statements. The Audit Committee also meets at least annually with the Chief Financial Officer (“CFO”) and other members of management, as the Audit Committee deems appropriate, to discuss in a general manner the policies and practices that govern the processes by which major risk exposures are identified, assessed, managed and controlled on an enterprise-wide basis. Additionally, on a general basis not less than annually, the Audit Committee reviews and approves the Company’s decisions, if any, to enter into swaps, including security-based swaps, in reliance on the “end-user” exception from mandatory clearing and exchange trading requirements.

Succession Planning

The Board plans for succession to the position of CEO. The Compensation Committee, on behalf of the Board, oversees the succession planning process. To assist the Board, the CEO periodically provides the Board with an assessment of senior executives and their potential to succeed to the position of CEO, as well as perspective on potential candidates from outside the Company. The Board has available, on a continuing basis, the CEO’s recommendation should he or she be unexpectedly unable to serve.
The CEO also provides the Board with an assessment of potential successors to key positions.

Director Education

New directors participate in an orientation process to become familiar with the Company and its strategic plans and businesses, significant financial matters, core values including ethics, compliance programs, corporate governance practices and other key policies and practices through a review of background materials, meetings with senior executives and visits to Company facilities. The Nominating and Corporate Governance Committee is responsible for providing guidance on directors’ continuing education.

Code of Conduct

The Company is committed to high standards of ethical conduct and professionalism, and the Company’s Code of Conduct confirms the commitment to ethical behavior in the conduct of all activities.
In furtherance of this commitment, the Company has adopted a Code of Conduct, a Code of Business Conduct and Ethics for the Board of Directors, and a Code of Ethics for the CEO, CFO and Controller.
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The Code of Conduct applies to all directors, officers (including the CEO, CFO and Controller) and employees of Chemours, and it sets forth the Company’s policies and expectations on a number of topics including avoiding conflicts of interest, confidentiality, insider trading, protection of Chemours and customer property, and providing a proper and professional work environment. The Code of Conduct sets forth a worldwide toll-free and Internet-based ethics hotline, which employees can use to communicate any ethics-related concerns, and we provide training on ethics and compliance topics for employees.
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The Code of Business Conduct and Ethics for the Board of Directors applies to all directors, and is intended to (i) foster the highest ethical standards and integrity; (ii) focus the Board and each director on areas of potential ethical risk and conflicts of interest; (iii) guide directors in recognizing and dealing with ethical issues; (iv) establish reporting mechanisms; and (v) promote a culture of honesty and accountability.
➢
The Code of Ethics for the CEO, CFO and Controller applies to those three executive officers. This Code sets forth the standards of conduct that the CEO, CFO and Controller must uphold while performing his or her duties.

In fiscal year 2016, there were no waivers of any provisions of   (i) the Code of Conduct; (ii) the Code
of Business Conduct and Ethics for the Board of Directors; or (iii) the Code of Ethics for the CEO, CFO and Controller. In the event the Company amends or waives any provision of any Code of Conduct or Code of Ethics that relates to any element of the definition of   “code of ethics” enumerated in Item 406(b) of Regulation S-K promulgated under the Exchange Act, the Company intends to disclose these actions on the Company website at www.chemours.com.

BOARD STRUCTURE AND COMMITTEE COMPOSITION
The Board has eight Directors and three standing Committees: the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee.
The table below reflects the current membership of each Committee and the number of meetings held by each Committee during fiscal year 2016. Richard H. Brown, as Chairman of the Board, and Mark P. Vergnano, as President and Chief Executive Officer, are not members of any Committee.
	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Curtis V. Anastasio	X		X
Bradley J. Bell	C	X
Mary B. Cranston	X	X
Dr. Curtis J. Crawford	X		C
Dawn L. Farrell		X	X
Stephen D. Newlin		C	X
2016 Meetings	8	5	4
X = Member		C = Chair
The Board met eight (8) times during fiscal year 2016. Each of the directors attended over 75% of the Board meetings and meetings of the Committees on which they served. The Company’s Corporate Governance Guidelines provide that directors are expected to attend meetings of the Board, its Committees on which they serve, and the Annual Meeting of Stockholders.
Each Committee operates under a written charter. The Charters are available on the Company’s corporate website, www.chemours.com, under the heading “Investor Relations” and “Corporate Governance.” The principal functions of each Committee are summarized below.
Audit Committee

The responsibilities of the Audit Committee are more fully described in the Audit Committee Charter and include, among other duties, the fulfillment of its and the Board’s oversight responsibilities relating to:
➢
The integrity of the financial statements of the Company.

➢
The qualifications and independence of the Company’s independent auditor.

➢
The performance of the Company’s internal audit function and independent auditors.

➢
Compliance by the Company with legal and regulatory requirements.

The Audit Committee consists entirely of independent directors, and each meets the heightened independence requirements under NYSE Listing Standards and the rules and regulations of the SEC relating to audit committees. Each member of the Audit Committee is financially literate and has accounting or related financial management expertise, as such terms are interpreted by the Board in its business judgment. Additionally, the Board of Directors has determined, in its business judgment, that each member of the Audit Committee is an
“audit committee financial expert” for purposes of the rules of the SEC.

Compensation Committee

The responsibilities of the Compensation Committee are more fully described in the Compensation Committee Charter and include, among other duties:
➢
Assess current and future senior leadership talent, including their development and the succession plans of the CEO and other key management positions.

➢
Review and approve the Company’s programs for executive development, performance and skills evaluations.

➢
Conduct an annual review of the Company’s diversity talent, as well as, diversity representation on the slate for key positions.

➢
Oversee the performance evaluation of the CEO based on input from other independent directors versus Board-approved goals and objectives.

➢
Recommend to the independent members of the Board the compensation, including severance agreements as appropriate, for the CEO.

➢
Review and approve compensation and employment arrangements, including equity compensation plans, bonus plans and severance agreements as appropriate, of the CEO and other senior executive officers.

➢
Review the Company’s incentive compensation arrangements to determine whether they encourage excessive risk-taking, review and discuss at least annually the relationship between risk management policies and practices and compensation, and evaluate compensation policies and practices that could mitigate any such risk.
➢
Review and approve the Compensation Discussion and Analysis and the Committee report, and other executive compensation disclosure, as required by the SEC to be included in the Company’s Proxy Statement or applicable SEC filings.

➢
Review the voting results of any say-on-pay or related stockholder proposals.

The Compensation Committee consists entirely of independent directors, and each member meets the heightened independence requirements under NYSE Listing Standards and the rules and regulations of the SEC relating to compensation committees and is a “non-employee director” for purposes of Rule 16b-3 promulgated under the Exchange Act and is an “outside director” for purposes of Section 162(m) of the Internal Revenue Code.

Compensation Committee Interlocks and Insider Participation
During fiscal year 2016, none of the members of the Compensation Committee was an officer or employee of the Company. No executive officer of the Company served on the compensation committee
(or other board committee performing equivalent functions) or on the board of directors of any company having an executive officer who served on the Compensation Committee or the Board.

Nominating and Corporate Governance Committee

The responsibilities of the Nominating and Corporate Governance Committee are more fully described in the Nominating and Corporate Governance Committee Charter and include, among other duties:
➢
Develop and recommend to the Board of Directors a set of corporate governance guidelines for the Company.

➢
Identify individuals qualified to become Board members consistent with criteria approved by the Board and recommend to the Board nominees for election as directors of the Company, including nominees whom the Board proposes for election as directors at the Annual Meeting.
➢
Review and approve any transaction between the Company and any related person in accordance with the Company’s policies and procedures for transactions with related persons.

➢
Oversee the Company’s corporate governance practices, including reviewing and recommending to the Board of Directors for approval any changes to the Company’s Code of Conduct, Certificate of Incorporation, Bylaws and Committee Charters.
➢
Conduct an annual assessment of the Committee’s performance, oversee the self-evaluation process of the entire Board of Directors and its other Committees, establish the evaluation criteria, implement the process and report its findings on the process to the Board of Directors.

The Nominating and Corporate Governance Committee consists entirely of independent directors, and each meets the independence requirements set forth in the NYSE Listing Standards.

Director Compensation
Overview

Non-employee directors receive compensation for Board service, which is designed to fairly compensate them for their Board responsibilities and align their interests with the long-term interests of stockholders. The Nominating and Corporate Governance Committee, which consists solely of independent directors, has the primary responsibility to review and consider any revisions to directors’ compensation.
During fiscal year 2016, non-employee directors were entitled to the following annual retainers:
Fiscal Year 2016 Director Retainers
Annual Retainer(1)	$90,000
Annual Equity Award(2)	$110,000
Non-Executive Chairman Retainer(1)	$110,000
Audit Committee Chair Retainer(1)	$20,000
Compensation Committee Chair Retainer(1)	$15,000
Nominating and Corporate Governance Committee Chair Retainer(1)	$10,000
(1)
Amounts payable in cash may be deferred pursuant to The Chemours Company Stock Accumulation and Deferred Compensation Plan for Directors (the “Directors Deferred Compensation Plan”), which is described further below.

(2)
Equity awards are valued as of the grant date and rounded up to the nearest whole share. For 2016, equity awards were in the form of restricted stock units (“RSUs”) that convert into shares of common stock when a director leaves the Board. Before the RSUs are converted into shares, directors are not entitled to dividends on the RSUs, but they receive dividend equivalents (credited in the form of additional RSUs) that likewise are converted into shares (with any fractional share paid in cash) upon termination of service.

The above fees assume service for a full year. Directors who serve for less than the full year are entitled to receive a pro-rated portion of the applicable payment. Each “year,” for purposes of non-employee director compensation, begins on the date of the Company’s annual meeting of stockholders. The Company does not pay meeting fees, but does pay for or reimburse directors for reasonable travel expenses related to attending Board, Committee, educational and Company business meetings.
For 2017, the Nominating and Corporate Governance Committee recommended, and the Board approved, changes to non-employee director compensation, which the Board believes are in the best interest of the Company and are designed to fairly compensate directors for their Board responsibilities and align their interests with the long-term interests of stockholders. Effective January 1, 2017, non-employee directors receive an annual retainer comprised of  $100,000 cash and a $120,000 equity award, delivered in the form of RSUs that have a mandatory deferral requirement until termination of service. In addition, the Nominating and Corporate Governance Committee Chair receives an annual cash retainer of  $15,000. All other non-employee director compensation remains the same as in fiscal year 2016.

The Chemours Company Stock Accumulation and Deferred Compensation Plan for Directors

Under the Directors Deferred Compensation Plan, a director is eligible to defer all or part of his or her Board retainer and Committee Chair fees in cash or stock units until a future year or years, payable in a lump sum or equal annual installments. Interest will accrue on deferred cash payments, and dividend equivalents will accrue on deferred stock units. This deferred compensation is an unsecured obligation of the Company.
2016 Director Compensation Table

The following table shows information concerning the compensation paid in fiscal year 2016 to non-employee directors:
Director(1)	Fees Earned or Paid in Cash ($)(2)	Stock Awards ($)(3)	Total ($)
Curtis V. Anastasio	90,000	110,000	200,000
Bradley J. Bell	110,000	110,000	220,000
Richard H. Brown	200,000	110,000	310,000
Mary B. Cranston	90,000	110,000	200,000
Curtis J. Crawford	100,000	110,000	210,000
Dawn Farrell	90,000	110,000	200,000
Stephen D. Newlin	105,000	110,000	215,000
(1)
During fiscal year 2016, Mr. Vergnano was an employee of the Company and, as such, did not receive separate or additional compensation for his service as a director. See “Executive Compensation” in this Proxy Statement for information relating to the compensation paid to Mr. Vergnano during fiscal year 2016.

(2)
Column reflects all cash compensation earned during fiscal year 2016, whether or not payment was deferred pursuant to the Directors Deferred Compensation Plan.

(3)
This column represents the dollar amount recognized for financial statement reporting purposes with respect to the 2016 fiscal year in accordance with FASB ASC 718 as the grant date fair value of compensation earned by directors in the form of RSUs on Chemours common stock based on the assumption that the value of each RSU was equal to the closing sale price of one share of Chemours common stock reported on the NYSE Composite Tape on the date of grant, April 27, 2016. The aggregate number of stock awards outstanding for each director at fiscal year-end are as follows:

Name	Aggregate Stock Awards Outstanding as of December 31, 2016
Curtis V. Anastasio	21,893
Bradley J. Bell	21,893
Richard H. Brown	53,979
Mary B. Cranston	21,893
Curtis J. Crawford	53,979
Dawn Farrell	21,893
Stephen D. Newlin	21,893

Security Ownership of Certain
Beneficial Owners and Management
Security Ownership of Directors and Management

The following table sets forth information with respect to the beneficial ownership of Chemours’ common stock as of March 7, 2017 by each of the Company’s directors and nominees, named executive officers, and all directors and executive officers as a group.
Amount and nature of beneficial ownership:
Name of beneficial owner	Direct(1)	Indirect(2)	Right to acquire(3)	Total	Percent of class
Mark P. Vergnano	134,215	104,100	887,697	1,126,012	*
Mark E. Newman	58,142	2,800	127,146	188,088	*
Paul Kirsch	0	0	0	0	*
E. Bryan Snell	31,121	0	102,396	133,517	*
Christian W. Siemer	27,018	0	124,165	151,183	*
Curtis V. Anastasio	0	0	21,893	21,893	*
Bradley J. Bell	0	10,400	21,893	32,293	*
Richard H. Brown	0	0	71,067	71,067	*
Mary B. Cranston	0	0	21,893	21,893	*
Curtis J. Crawford	30	47	67,315	67,392	*
Dawn L. Farrell	0	0	21,893	21,893	*
Stephen D. Newlin	17,000	0	21,893	38,893	*
Directors and executive officers as a group (15 persons)	316,047	117,839	1,670,577	2,104,463	1.14%
*
Indicates ownership of less than 1% of the outstanding shares of the Company’s common stock. Each of the Company’s executive officers and directors may be contacted at 1007 Market Street, Wilmington, DE 19899.

(1)
Shares held individually or jointly with others, or in the name of a bank, broker or nominee for the individual’s account.

(2)
Shares over which directors and executive officers may be deemed to have or share voting or investment power, including shares owned by trusts and certain relatives.

(3)
Shares which directors and executive officers had a right to acquire beneficial ownership of within 60 days from March 7, 2017, through the exercise of stock options or through the conversion of RSUs or deferred stock units granted or held under the Company’s equity-based compensation plans.

Security Ownership of 5% Beneficial Owners

Based solely on the information filed on Schedule 13G for the fiscal year ended December 31, 2016, the following table sets forth those stockholders who beneficially own more than five percent of Chemours common stock.
Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class(4)
Blackrock, Inc.(1) 55 East 52nd Street New York, NY 10055	20,841,603	11.33%
The Vanguard Group(2) 100 Vanguard Blvd. Malvern, PA 19355	18,557,373	10.09%
FMR LLC(3) 245 Summer Street Boston, MA 02210	10,926,830	5.94%
(1)
Based solely on a Schedule 13G/A regarding holdings in Chemours common stock filed with the Securities and Exchange Commission on January 12, 2017, Blackrock, Inc., reported that it had sole voting power with respect to 20,402,383 shares and sole dispositive power with respect to 20,841,603 shares as of December 31, 2016.

(2)
Based solely on a Schedule 13G/A regarding holdings in Chemours common stock filed with the Securities and Exchange Commission on January 10, 2017, The Vanguard Group reported that it had sole voting power with respect to 339,231 shares, shared voting power with respect to 22,602 shares, sole dispositive power with respect to 18,204,609 shares, and shared dispositive power with respect to 352,764 shares as of December 30, 2016.

(3)
Based solely on a Schedule 13G regarding holdings in Chemours common stock filed with the Securities and Exchange Commission on February 14, 2017, FMR LLC reported that it had sole voting power with respect to 295,562 shares and sole dispositive power with respect to 10,926,830 shares as of December 30, 2016.

(4)
Ownership percentages calculated as of the Record Date.

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis

Executive Summary
This Compensation Discussion and Analysis describes Chemours’ executive compensation philosophy and pay programs provided in 2016 to the following Named Executive Officers (“NEOs”):
Name	Position
Mark Vergnano	President and Chief Executive Officer
Mark Newman	Senior Vice President and Chief Financial Officer
Paul Kirsch(1)	President, Fluoroproducts
Bryan Snell	President, Titanium Technologies
Chris Siemer	President, Chemical Solutions
Thierry Vanlancker(2)	Former President, Fluoroproducts
(1)
Mr. Kirsch joined Chemours effective June 1, 2016.

(2)
Mr. Vanlancker served as the President, Fluoroproducts until his separation on July 31, 2016. Please refer to the “Potential Payments upon Termination or Change in Control” and “Employment Arrangements” sections of this proxy statement for a discussion of the terms and conditions of his separation from employment.

2016 Performance Highlights
Chemours delivered very strong 2016 financial results. This was achieved through the solid execution of the Company’s five-point transformation plan, which emphasizes cost reductions, portfolio optimization, market growth, refocused investments and organization enhancement. During the year, Chemours made significant progress on all aspects of the plan: fixed cost reductions, Chemical Solutions divestitures and shutdowns, Altamira site expansion in Titanium Technologies, investment in new OpteonTM refrigerants capacity, and implementation of specific organizational health initiatives. The importance of focusing on these five areas is directly and indirectly reflected in the design of both the short- and long-term incentive plans.
2016 highlights include:
•
Net sales of  $5.4 billion

•
Net income of  $7 million, reflecting gain on asset sales of  $254 million, PFOA settlement charge of  $335 million, impairment charges of  $119 million and restructuring costs of  $51 million

•
Adjusted Earnings before Interest, Taxes, Depreciation and Amortization (“EBITDA”) of  $822 million

•
Improved cash from operating activities by approximately $412 million

•
Delivered approximately $200 million in cost reductions

•
Retired $385 million of long-term debt through December 31, 2016

•
Generated approximately $685 million in gross proceeds from Chemical Solutions divestitures

•
One-year Total Shareholder Return (“TSR”) of 317%

Adjusted EBITDA is a non-GAAP financial measure. Please refer to “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Non-GAAP Financial Measures” on pages 59 to 60 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 for a reconciliation of Adjusted EBITDA to the most directly comparable GAAP measure.

Pay for Performance
The following graph shows Chemours’ 2016 TSR and that of the performance peer group companies. The Company’s TSR was 317% in 2016, far surpassing peers and relative indices.

Fiscal 2016
TSR Comparison
% Change
317%
36%
Chemours
Peer Group Average

Performance Awards Earned and Key Compensation Measures
2016 Annual Incentive Plan (“AIP”)
Chemours’ 2016 financial performance resulted in an above-target annual incentive payout factor of 170%. This was based on financial and operational results that surpassed objectives and is consistent with the Company’s pay-for-performance philosophy. Shown below are the performance targets and approved AIP-adjusted results for each measure:
Key Compensation Measures	FY2016 Target (millions)	FY2016 Results (millions)
Adjusted EBITDA	$645	$869
Free Cash Flow	$50	$254
Total Controllable Fixed Cost Reductions	$250	$200
The approach to calculating each of these measures is discussed later in this section.
Transformation Awards
In August 2015, the NEOs, with the exception of Mr. Kirsch who was not yet working for Chemours, were granted performance-based RSUs (“Transformation Awards”) to align the new executive team to achieve successful execution of the strategic plan and further link the compensation of the NEOs to stockholders. Vesting of these performance-based RSUs was contingent upon the achievement of a $160 million cost reduction hurdle that must be reached by December 31, 2016. If the cost reduction performance hurdle was satisfied by December 31, 2016, the awards will cliff vest three years from the date of grant, subject to continued employment.
For the period July 1, 2015 through December 31, 2016, Chemours achieved an aggregate reduction in fixed costs of approximately $300 million, thereby exceeding the performance goal. The performance-based RSUs remain subject to time-based vesting until the third anniversary of the grant date when the restrictions lapse.

Executive Compensation Policies and Practices
Chemours’ executive compensation policies and practices demonstrate a commitment to strong governance standards by including features designed to align the interests of Chemours’ executives and stockholders, and to mitigate compensation-related risks. The table below highlights the key features included in Chemours’ executive compensation programs and those that are not:
What Chemours Does	What Chemours Doesn’t Do
☑ Pay-for-performance	☒ Provide income tax gross-ups, other than for international assignment-related and relocation
☑ Deliver total direct compensation predominantly through variable pay	☒ Re-price underwater stock options
☑ Set challenging short- and long-term incentive award goals	☒ Allow hedging, pledging, short sales, derivative transactions, margin accounts or short-term trading
☑ Target pay and benefits to market competitive levels
☑ Maintain robust stock ownership requirements
☑ Maintain a clawback policy for incentive based compensation
☑ Maintain anti-hedging and anti-pledging policies with respect to Company stock
☑ Annually review the makeup of the comparator peer group and make adjustments as appropriate
☑ Undertake an annual review of compensation risk
2016 “Say on Pay” Vote Result
At Chemours’ 2016 Annual Meeting, stockholders approved the Company’s “Say-on-Pay” proposal with more than 94% of the votes cast in support of the executive compensation program. The Compensation Committee will continue to consider stockholder input as it evaluates executive compensation program design and decisions.
Executive Compensation Philosophy and Objectives

Chemours’ executive compensation philosophy is focused on promoting a performance-based culture that strongly links executive rewards to short- and long-term Company results (pay-for-performance).
Chemours’ executive compensation program objectives continue to be rooted in the following:
➢
Aligning the interests of executives and stockholders, and enhancing long-term stockholder value

➢
Enabling the Company to attract, retain and motivate high-performing executive talent and rewarding them for sustained, strong business and financial results

➢
Positioning pay competitively and reasonably compared to the relevant external market including the companies with which the Company competes for talent

Executive Compensation Pay Elements

Chemours’ executive compensation objectives are achieved through the design of three key compensation elements. The Compensation Committee determines the appropriate balance between these pay elements when setting the total compensation opportunity for executives:
Element	Purpose and Key Features
Base Salary
➢
Provides a stable source of income and is a standard element in executive compensation packages

➢
Compensates for expected day-to-day contribution

➢
Market competitive in order to attract and retain qualified executives

➢
Delivered in cash

Annual Incentive Plan (“AIP”)
➢
Short-term at-risk compensation

➢
Encourages focus on the achievement of annual business goals

➢
Target incentive opportunity is set as a percentage of base salary and awards are earned only after a threshold level of performance is achieved

➢
Maximum payout is capped at 200% of target

➢
Delivered in cash

Long-Term Incentive Plan (“LTIP”)
➢
Long-term at-risk compensation

➢
Aligns executives with the long-term interests of stockholders

➢
Recognizes executive’s recent performance and potential future contributions

➢
Provides a total compensation opportunity with payouts varying based on operating and stock price performance

➢
Delivered in stock

Executives are eligible to participate in benefit programs available to the broader employee population. Additional elements specific to the executive compensation program include nonqualified retirement benefit plans, reimbursement of financial planning and income tax preparation services, and change-in-control benefits.
Executive Compensation Pay Mix and Link to Pay for Performance
To reinforce Chemours’ pay-for-performance philosophy, the total compensation program for executives emphasizes at-risk incentive pay and, therefore, fluctuates with financial results and stock price. This approach aligns the pay outcomes of executives with Company performance and stockholder interests. The pie charts that follow illustrate the percentage of target pay at-risk for the CEO and other NEOs on average.

Executive Compensation Decision-Making

The Chemours Compensation Committee utilizes the following factors to guide executive compensation decisions:
➢
Executive compensation program objectives and philosophy

➢
Company performance and strategic objectives

➢
Independent external market data, and

➢
Economic environment for the chemicals industry

Oversight responsibilities and participation in executive compensation decisions are summarized in the table below:
Compensation Committee
➢
Establishes executive compensation philosophy

➢
Approves incentive compensation programs and target performance expectations for short-term and long-term incentive programs

➢
Approves all compensation actions for the executive officers, other than the CEO, including base salary, target and actual short-term incentive plan payouts and long-term incentive targets, grants and earned awards

➢
Approves and recommends to the full Board compensation actions for the CEO, including base salary, target and actual short-term incentive plan payouts and long-term incentive targets, grants and earned awards

All Independent Board Members
➢
Assess performance of the CEO

➢
Approve all compensation actions for the CEO, including base salary, target and actual short-term incentive plan payouts and long-term incentive targets, grants and earned awards

Chief Executive Officer
➢
Provides compensation recommendations for the NEOs (other than the CEO) to the Compensation Committee, which considers these recommendations as part of its evaluation. However, review, analysis and final approval of compensation actions is made solely by the Compensation Committee.

➢
Recommendations are based on the CEO’s personal review of the NEOs’ performance, job responsibilities and importance to the Company’s overall business strategy, as well as the Company’s compensation philosophy

➢
In preparing compensation recommendations for the NEOs, the CEO and the SVP of Human Resources compare each key element of compensation provided to the NEOs to market data and consider the total compensation package

➢
In consultation with the Chief Financial Officer, recommends incentive measures and performance expectations

Independent Consultant to the Compensation Committee
➢
Provides independent advice, research, and analytical services on a variety of subjects, including compensation of executive officers and executive compensation trends

➢
Participates in meetings as requested and communicates with the Chair of the Compensation Committee between meetings

➢
Provides assistance with the review and design of the Company’s incentive compensation programs

➢
Evaluates executive compensation policies and guidelines

➢
Reports directly to the Compensation Committee

Independent Compensation Consultant
Frederic W. Cook & Co., Inc. (“FW Cook”) serves as the Compensation Committee’s independent compensation consultant. FW Cook reports directly to the Compensation Committee, and the Compensation Committee may replace the firm or hire additional consultants at any time.
As part of its engagement, the Compensation Committee has directed FW Cook to work with members of management to obtain information necessary to form recommendations and evaluate management’s recommendations to the Compensation Committee. FW Cook also meets with the Compensation Committee during its regular meetings, in executive sessions (where no members of management are present), and with the Compensation Committee chair and other members of the Compensation Committee outside of its regular meetings.
The Compensation Committee and the other independent directors of Chemours’ Board are the sole decision makers in regard to the compensation of executive officers.
The Compensation Committee assessed the independence of FW Cook based on NYSE Listing Standards and concluded that FW Cook’s work does not raise any conflict of interest.
Peer Group Selection and the Role of Benchmarking
The Compensation Committee considers competitive market data when making compensation decisions. Emphasizing 50th percentile information, the Compensation Committee considers the executive compensation opportunities and practices from a peer group comprised of publicly-traded U.S.-based companies with similar scale, revenue, industry, and business characteristics that reflect Chemours’ current state as well as business direction.
The Compensation Committee uses market data as one of several reference points for determining the form and amount of compensation. Actual compensation opportunities will vary by individual executive based on a variety of factors including scope of responsibility, experience level, the critical need for retention, sustained performance over time, potential for advancement as part of key succession planning processes, and other unique factors. Peer group data is supplemented with broader chemical industry and general industry data.
For purposes of making compensation decisions in early 2016, the compensation benchmarking peer group consisted of the following companies:
Air Products & Chemicals, Inc. Albemarle Corporation Ashland Inc. Axiall Corporation Celanese Corporation	Chemtura Corporation Eastman Chemical Company Huntsman Corporation The Mosaic Company Polyone Corporation	PPG Industries, Inc. RPM International Inc. The Sherwin-Williams Company Valspar Corporation W. R. Grace & Company
The Compensation Committee reviews the peer group annually with the assistance of its independent compensation consultant. Adjustments were made to the peer group based on the annual review conducted in August of 2016. Axiall Corporation and Valspar Corporation were removed due to pending or completed acquisitions. Westlake Chemical Corporation was added due to good overall alignment with the selection criteria discussed above and their acquisition of Axiall Corporation. Tronox Ltd. was added given it is a major producer of titanium pigment and a direct competitor of Chemours.
2016 Executive Compensation

2016 CEO Compensation Highlights
Mr. Vergnano became CEO on July 1, 2015. At that time, the Compensation Committee established Mr. Vergnano’s target total compensation opportunity with the assistance of its independent compensation consultant, FW Cook. The Compensation Committee reviewed Mr. Vergnano’s target total compensation opportunity again in early 2016 and affirmed the current target levels are appropriate.
•
Base salary: Mr. Vergnano’s base salary is $900,000.

•
AIP opportunity: Mr. Vergnano’s target opportunity is equal to 130% of base salary or $1,170,000. In respect of 2016 performance, Mr. Vergnano’s AIP award was $1,989,000, which is 170% of his target award opportunity.

•
LTIP opportunity: In 2016, 60% of Mr. Vergnano’s total long-term incentive opportunity was delivered in Performance Share Units (“PSUs”), with vesting based on the achievement of Adjusted EBITDA and Pre-Tax Return on Invested Capital financial goals as well as Relative Total Shareholder Return over a three-year period. The remaining 40% of Mr. Vergnano’s long-term incentive opportunity was delivered in non-qualified stock options which vest in three equal installments from the date of grant over three years.

Base Salary
Base salaries for the NEOs are intended to reflect the scope of responsibilities, experience and their performance. The Compensation Committee reviewed base salaries for the NEOs in early 2016 and affirmed the current amounts were appropriate.
NEO	Base Salary ($) (as of December 31, 2015)	Base Salary ($) (as of December 31, 2016)
Mark Vergnano	$900,000	$900,000
Mark Newman	$574,000	$574,000
Paul Kirsch	N/A(1)	$550,000
Bryan Snell	$400,000	$400,000
Chris Siemer	$325,000	$325,000
Thierry Vanlancker	$568,230(2)	N/A(3)
(1)
Mr. Kirsch was hired effective June 1, 2016 as the President of Fluoroproducts.

(2)
As of December 31, 2015, Mr. Vanlancker was paid an annual salary of CHF 564,000. This amount is converted to USD using the foreign exchange rate in effect on that date: CHF 1.00 to USD 1.0075.

(3)
Mr. Vanlancker separated from Chemours effective July 31, 2016.

Annual Incentive Plan (AIP)
Chemours’ annual incentive plan is designed to reward executives for the achievement of Chemours’ financial and business objectives. Under the AIP, each NEO has a target annual incentive opportunity expressed as a percentage of salary. Incentive targets are based on the Compensation Committee’s review of peer group practices, chemical industry data from proprietary third-party surveys and the position and scope of responsibilities of each NEO. Incentive targets are reviewed annually and no changes were made for 2016.
Incentive Formula
Actual cash annual incentive awards for NEOs are determined using the formula shown below:
Performance Measures
Identified and defined below are the performance measures used in the 2016 AIP, which are consistent with Chemours’ financial and business goals.
Measure	Weighting	Rationale for Inclusion
Adjusted EBITDA	40%	➢ Promotes focus on earnings improvement
Free Cash Flow	40%	➢ Emphasizes cash generation in support of debt servicing and return of cash to stockholders
Total Controllable Fixed Cost Reductions	20%	➢ Encourages reduction in fixed costs beyond that which is required to achieve Adjusted EBITDA performance target ➢ Added for 2016 to drive focus to the delivery of transformation plan objectives

AIP Performance Measure definitions:
•
Adjusted EBITDA: Income (loss) before income taxes, depreciation and amortization excluding the following items: interest, non-operating pension and other post-retirement employee benefit costs, exchange gains (losses), restructuring charges (benefits), gains (losses) on sale of business or assets (where the assets do not constitute a business, for purposes of applying US GAAP), and other items not considered indicative of the Company’s ongoing operational performance and expected to occur infrequently.

•
Free Cash Flow: Cash Flows from Operations less Capital Expenditures as disclosed on the Company’s Cash Flow statement, adjusted for: non-operating pension and other post-retirement employee benefit costs, exchange gains (losses), restructuring charges (benefits), and gains (losses) on sale of business or assets (where the assets do not constitute a business, for purposes of applying US GAAP).

•
Total Controllable Fixed Cost Reductions: Incremental reduction in controllable fixed cost over FY2015. Calculated as last twelve months (“LTM”) costs as of December 31, 2016 minus LTM costs as of December 31, 2015.

The Compensation Committee believes focusing on these performance measures is appropriate to drive stockholder value. Targets for each of the performance measures are set at levels that are considered challenging, motivational, and competitive. Achievement of the targets represents strong performance in each individual financial metric and demonstrates successful execution of the Transformation Plan in total.
Actual Corporate results for each of the 2016 AIP performance measures were as follows:
•
Adjusted EBITDA $822 million

•
Free Cash Flow $256 million

•
Total Controllable Fixed Cost Reduction approximately $200 million

The Committee adjusted the actual corporate results of Adjusted EBITDA, Free Cash Flow and Total Controllable Fixed Cost Reduction for AIP purposes. When making the adjustments, the Compensation Committee considered whether to include or exclude the impact of certain items not reflective of underlying operating results to arrive at AIP-adjusted corporate results. Adjustments were primarily made for changes that occurred after the setting of 2016 AIP targets, such as portfolio changes, certain transformation-related costs, pre-payments, legacy liabilities and changes in accounting policy election. The adjustments, through oversight by the Compensation Committee, better align the 2016 AIP payout factors with the Compensation Committee’s view of the Company’s operating performance.
AIP-adjusted corporate results, then, for each of the 2016 AIP performance measures are as follows:
•
Adjusted EBITDA $869 million

•
Free Cash Flow $254 million

•
Total Controllable Fixed Cost Reduction $200 million

Both the actual and AIP-adjusted results for Adjusted EBITDA and Free Cash Flow exceeded their respective performance range maximums. The AIP-adjusted result for Total Controllable Fixed Cost Reductions met the threshold level of performance.
The following chart shows the 2016 AIP performance ranges and adjusted results approved by the Compensation Committee. Figures are in millions. Based on these results, the Corporate performance factor is 170%.
Metric	Threshold(1)	Target	Maximum(2)	Results (as adjusted)
1. Adjusted EBITDA	$581	$645	$742	$869
2. Free Cash Flow	$0	$50	$125	$254
3. Fixed Cost Reduction	$200	$250	$300	$200
(1)
Represents the minimum level of performance required to earn any incentive for this component of the 2016 AIP. Performance below this level would not result in a payout for the performance measure.

(2)
Represents the highest level of performance at which maximum payout under the 2016 AIP is earned. Achievement of performance above this level would not result in a greater payout for the performance measure.

Based on the actual performance achieved, the following AIP awards for NEOs, reflecting 170% of target incentive amounts, were approved:
NEO	Annual Incentive Target (as % of Base Salary)	Annual Incentive Target ($)	Annual Incentive Actual ($)
Mark Vergnano	130%	$1,170,000	$1,989,000
Mark Newman	80%	$459,200	$780,640
Paul Kirsch(1)	75%	$412,500	$701,250
Bryan Snell	75%	$300,000	$510,000
Chris Siemer	60%	$195,000	$331,500
Thierry Vanlancker(2)	60%	$191,874	$326,186
(1)
Mr. Kirsch was hired by Chemours on June 1, 2016. As a part of his new hire package, Mr. Kirsch was eligible for a full annual incentive for 2016, providing him with immediate alignment to the annual performance of the Company and a replacement of lost incentive opportunity from his prior employer.

(2)
Mr. Vanlancker separated from Chemours effective July 31, 2016. Under the terms of his separation agreement, Mr. Vanlancker was eligible for a 2016 prorated AIP award based on time employed through his termination date and actual performance results. The Annual Incentive Target ($) and Annual Incentive Actual ($) amounts shown are pro-rated and have been converted from Swiss francs (CHF), his local currency, to US dollars (USD) using the foreign exchange rate in effect on December 31, 2016 which was CHF 1.00 to USD 0.972006.

Long-Term Incentive (LTI) Program
Chemours provides long-term incentive compensation to directly tie the NEOs’ interests to the interests of stockholders. LTI awards are currently granted under the Chemours Equity and Incentive Plan which was approved by DuPont on behalf of Chemours prior to its Separation in July 1, 2015.
Target award values for the NEOs were established in 2015 upon separation from DuPont using the competitive market pay philosophy and consideration of the scope of the NEO’s role and experience in the role. The Compensation Committee reviewed target levels in connection with the 2016 grant and no changes were recommended.
The 2016 LTI Program consisted of Performance Share Units (“PSUs”) and Non-Qualified Stock Options (“Stock Options”). The use of PSUs and Stock Options creates alignment with stockholders, as a PSU’s value is equal to the value of a share of stock and vesting is conditioned on attainment of performance objectives, and Stock Options only have value if the value of Chemours’ common stock increases after the grant date. Details of each award type are summarized below.
In 2016, the LTI awards were granted on March 1. When selecting this date, Chemours wanted to allow sufficient time for the stock market to absorb the results of the FY2015 earnings release, establish an objectively determinable grant date, and promote alignment with the timing of other compensation decisions. For example, if applicable, base salary and annual short-term incentive payments were made in March. Chemours anticipates that annual LTI awards will continue to be granted in March of each year. The exercise price of Stock Options is the closing price of a share of Chemours common stock on the grant date. Apart from the regular annual awards, a limited number of other awards may be granted throughout the year such as make-whole awards for certain new hires or as a special incentive based on unique circumstances.
Performance Stock Units (“PSUs”)
The use of PSUs directly supports the objectives of linking realized value to Chemours’ common stock price and the achievement of critical financial and operational objectives. The number of PSUs earned by the NEOs will vary based on results achieved over a three-year period versus two predetermined performance goals, as well as long-term returns to stockholders as measured by Relative Total Shareholder Return (“TSR”), with the following weightings.

Measure	Weighting	Rationale for Inclusion
Adjusted EBITDA	50%	➢ In the LTI Program this measure continues to reinforce the importance of earnings improvement over the mid and long-term
Pre-tax Return on Invested Capital (“ROIC”)	50%	➢ Critical to Chemours’ ability to invest and manage assets that deliver the greatest return
Relative “TSR”	Modifier	➢ Links executives to stockholders
The Compensation Committee believes these performance measures reflect execution of the transformation plan and are appropriate to motivate executives to achieve and sustain outstanding long-term results. Adjusted EBITDA is used as both a short-term and long-term measure as it is a critical financial measure for Chemours. The Compensation Committee will continue to evaluate the use of this measure in both the short and long-term programs.
The FY2016 – FY2018 performance period is January 1, 2016 through December 31, 2018 and consists of four equally weighted measurement periods for each financial objective: three one-year and one three-year measurement periods. The achievement of annual and cumulative / average goals ensures that growth and improvement are a constant focus.
Adjusted EBITDA		Pre-Tax ROIC
Period	Weighting	Period	Weighting
2016	12.5%	2016	12.5%
2017	12.5%	2017	12.5%
2018	12.5%	2018	12.5%
Cumulative FY2016 – FY2018	12.5%	Average FY2016 – FY2018	12.5%
Total for Adjusted EBITDA	50%	Total for Pre-tax ROIC	50%
Targets, as well as threshold and maximum goals, are determined at the start of the three-year period for each of the above listed performance measures and performance periods. These goals are considered challenging to obtain and aligned with delivering stockholder value. The Compensation Committee also considers how the achievement of the goals may be impacted by competitive or economic conditions over the three-year period.
For the FY2016 – FY2018 period, Relative TSR will be measured at the end of the three-year plan period against the performance peer group listed below. The performance peer group differs from the compensation benchmarking peer group referenced when making 2016 pay decisions in that it includes two primary titanium dioxide competitors: Kronos Worldwide, Inc. and Tronox, Ltd. Chemours’ TSR relative to these performance peers will be used as a modifier to enhance or reduce the number of units and value earned.
Air Products & Chemicals, Inc. Albemarle Corporation Ashland Inc. Axiall Corporation* Celanese Corporation Chemtura Corporation	Eastman Chemical Company Huntsman Corporation Kronos Worldwide, Inc. The Mosaic Company Polyone Corporation PPG Industries, Inc.	RPM International Inc. The Sherwin-Williams Company Tronox, Ltd. Valspar Corporation* W. R. Grace & Company
*
Upon the completion of acquisitions involving Axiall Corporation and Valspar Corporation, the two companies will be removed from the calculation of Relative TSR.

At the end of the performance period, the overall performance outcome will be modified as shown in the table below:
Relative TSR	<25th percentile	25th to 75th percentile	>75th percentile
Applied Modifier	0.75	1.00	1.25
Specifically, the performance outcome will be adjusted downward for Relative TSR below the 25th percentile and upward for Relative TSR above the 75th percentile. The maximum incentive under the PSU is capped at 200%; inclusive of modifier impact.

Stock Options
The balance of the 2016 total long-term incentive award value was made in the form of Stock Options. This provides clear and direct alignment with stockholder interests, as Stock Options have value only if the price of Chemours’ stock at the time of exercise exceeds the stock price on the date of grant. As a result, Stock Option grants encourage executives to focus on behaviors and initiatives that support sustained long-term stock price appreciation, which benefits all stockholders. The Stock Options are designed to vest in equal annual installments over three years from the grant date and have a ten-year term.
2016 LTI Grants
In early 2016, Chemours common stock was trading at a historic low. The Compensation Committee decided to use the average stock price from July 1, 2015 through February 16, 2016 ($7.59) to determine the number of units granted. The value granted as PSUs was divided by the average share price to arrive at the number of PSUs granted. The value granted as Stock Options was divided by a Black-Scholes value ($2.89) calculated using the average share price to arrive at the number of Stock Options granted.
In addition to the 2016 LTI grant, Mr. Kirsch received a grant of Restricted Stock Units (“RSUs”) as consideration for unvested stock awards forfeited upon resignation from his former employer. The make whole grant consists of 81,819 RSUs with a grant date value of  $720,007 and vests in three annual installments with 40% vesting after one year, an additional 40% vesting after two years and the final 20% vesting after three years.
As Chief Transformation Officer, Mr. Siemer plays a critical role in the execution of Chemours’ overall transformation plan. This role is distinct from and in addition to his role as President, Chemical Solutions. Recognizing that successful execution of the transformation plan is integral to Chemours’ future operating performance, management recommended and the Compensation Committee approved a grant of performance-based RSUs for Mr. Siemer. The performance award consists of 56,562 performance-based RSUs with a grant date value of  $500,008. The performance period corresponding to the award begins July 1, 2016 and ends December 31, 2017. The RSUs can be earned in 25% increments as performance goals related to the execution of the transformation plan are achieved. The Compensation Committee will review the achievement of performance goals on a quarterly basis. RSUs not earned at the conclusion of the performance period will be cancelled.
Company-Sponsored and Employee Benefits
The Company offers the NEOs health and welfare and retirement plan benefits. Additional elements specific to the executive compensation program include nonqualified retirement benefit plans, reimbursement of financial planning and income tax preparation services, and change-in-control benefits. The Company also provides assignment-related relocation assistance, income tax preparation services and corresponding tax gross-ups. Mr. Vanlancker, who was based in Switzerland, received benefits consistent with those provided to employees in that country.
Pension Plan
Mr. Vergnano and Mr. Snell participate in the Pension Restoration Plan (“PRP”), a nonqualified retirement benefit plan. Benefits under the PRP were frozen when Chemours separated from DuPont. The Compensation Committee terminated the PRP effective April 27, 2016, with benefits to be paid between April 27, 2017 and April 27, 2018, or upon the participant’s termination of employment, whichever occurs first.
Mr. Vanlancker’s prior pension plan benefits were converted into a defined contribution arrangement in July 2015. Mr. Vanlancker was not participating in any Company-sponsored pension plans as of his termination date July 31, 2016.
Retirement Savings Restoration Plan
The Retirement Savings Restoration Plan (“RSRP”) is a nonqualified defined contribution plan that restores benefits above the Internal Revenue Code limits for tax-qualified retirement plans to be consistent with those provided to other eligible employees at Chemours.

Management Deferred Compensation Plan
Under the Management Deferred Compensation Plan (“MDCP”), participants may defer base salary, bonus and certain incentive plan awards until a later date. Generally, earnings on nonqualified deferred compensation include returns on investments that mirror the investment alternatives available to all employees under the Company’s retirement savings plan.
Change in Control Severance Benefits
To ensure that executives remain focused on Chemours’ business during a period of uncertainty, Chemours maintains a change in control severance plan for its executives, including the NEOs. For any benefits to be earned, a change in control must occur and the executive’s employment must be terminated within two years following the change in control, either by Chemours without cause or the executive for good reason (often called a “double trigger”). The plan does not provide tax gross-ups. Payments and benefits to the executive will be reduced to the extent necessary to result in the executive’s retaining a larger after-tax amount, taking into account the income, excise and other taxes imposed on the payments and benefits. For additional information, see “Executive Compensation — Potential Payments upon Termination or Change in Control.”
Benefits provided under the severance plan include:
➢
A lump sum cash payment of two times (three times for the CEO) the sum of the executive’s base salary and target annual incentive;

➢
A lump sum cash payment equal to the pro-rated portion of the executive’s target annual incentive for the year of termination; and

➢
Continued health and dental benefits, life insurance and outplacement services for two years (three years for the CEO) following the date of termination.

The severance plan also includes 12-month non-competition, non-solicitation, non-disparagement and confidentiality provisions (18 months for the CEO).
Compensation and Risk

During fiscal year 2016, Chemours management reviewed its executive and non-executive compensation programs and in concurrence with the Compensation Committee’s independent compensation consultant determined that none of its compensation programs encourages or creates excessive risk-taking, and none is reasonably likely to have a material adverse effect on the Company.
In conducting this assessment, the components and design features of all executive and non-executive plans and programs were analyzed. A summary of the findings of the assessment was provided to the Compensation Committee. Overall, the Compensation Committee concluded that (1) the Company’s executive compensation programs provide a mix of awards with performance criteria and design features that mitigate potential excessive risk taking and (2) non-executive employee arrangements are primarily fixed compensation (salary and benefits) with limited incentive opportunity and do not encourage excessive risk taking. The Compensation Committee also considered its payout caps or limits, stock ownership guidelines and clawback policy as risk mitigating features of its executive compensation program.
Payout Limitations or Caps
Earned awards from the annual incentive plan and the PSU plan are capped at 200% of target to protect against excessive payouts.

Stock Ownership Guidelines
The Company requires that NEOs accumulate and hold shares of Chemours common stock with a value equal to a specified multiple of base pay. Executives have five (5) years to reach their respective ownership requirement. Until the requirement is fulfilled, 100% of the net shares realized from exercise or vesting of stock-based awards must be retained.
Multiple of Salary	2016 Target
CEO	5.0x
Other NEOs	3.0x
Compensation Recovery Policy (Clawback)
The Company has a compensation recovery policy that covers each current and former employee of Chemours or an affiliated company who received incentive-based compensation. If an incentive recipient engages in misconduct, then:
➢
He/she forfeits any right to receive any future awards or other equity-based incentive compensation.

➢
The Company may demand repayment of any equity awards or cash payments already received by a grantee.

➢
The grantee will be required to provide repayment within ten (10) days following such demand.

“Misconduct” means any of the following:
➢
The grantee’s employment or service is terminated for cause.

➢
There has been a breach of a noncompete or confidentiality covenant set out in the employee agreement.

➢
The Company has been required to prepare an accounting restatement due to material noncompliance, as a result of fraud or misconduct, with any financial reporting requirement under the securities laws, and the Compensation Committee has determined, in its sole discretion, that the incentive recipient (a) had knowledge of the material noncompliance or the circumstances that gave rise to such noncompliance and failed to take reasonable steps to bring it to the attention of appropriate individuals within the Company or (b) personally and knowingly engaged in practices that materially contributed to the circumstances which enabled a material noncompliance to occur.

In addition, if management has determined, after review and consultation with the Audit Committee, that the Company is required to prepare an accounting restatement due to material noncompliance, for reason(s) not related to fraud or misconduct, the Company may demand repayment of any awards or cash payments already received by a recipient.
Restrictions on Certain Types of Transactions

The Company has a policy that prohibits executive officers and directors from engaging in the following types of transactions with respect to Chemours’ stock: hedging transactions, pledging securities, short sales, derivative transactions, margin accounts and short-term trading.
Deductibility of Performance-Based Compensation

In setting an executive’s compensation package, the Compensation Committee considers the requirements of Section 162(m) of the Internal Revenue Code, which provides that compensation in excess of $1 million paid to certain executive officers is not deductible unless it is performance-based and paid under a program that meets certain other legal requirements. Although a significant portion of each named executive officer’s compensation may be intended, where appropriate, to qualify for deductibility under Section 162(m), in approving compensation that may not be deductible, the Compensation Committee may, among other things, determine that failing to meet its objectives to attract, retain, and motivate senior executives creates more risk for the Company than the financial impact of losing the tax deduction. Accordingly, compensation paid by the Company may not be deductible because such compensation exceeds the limitations or does not meet the “performance-based” or other requirements for deductibility under Section 162(m).

Summary Compensation Table

The following table sets forth information concerning the total compensation earned by the NEOs during fiscal year 2016, 2015 and fiscal year 2014.
Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)(3)	Option Awards ($)(4)	Nonequity Incentive Plan Compensation ($)(5)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(6)	All Other Compensation ($)(7)	Total ($)
Mark Vergnano, President and Chief Executive Officer	2016	900,000	—	1,895,099	1,713,424	1,989,000	69,279	108,790	6,675,592
	2015	809,402	—	1,575,035	1,625,002	516,960	207,235	111,180	4,844,814
	2014	716,667	—	1,727,967	525,011	376,000	714,436	112,200	4,172,281

Mark Newman, Senior Vice President and Chief Financial Officer	2016	574,000	—	578,658	523,180	780,640	N/A	24,729	2,481,207
	2015	567,006	—	912,519	937,502	254,464	N/A	449,000	3,120,491
	2014	81,667	500,000	1,500,039	—	N/A	N/A	30,611	2,112,317

Paul Kirsch, President, Fluoroproducts	2016	320,833	650,000	969,558	240,000	701,250	N/A	53,668	2,935,309

Bryan Snell, President, Titanium Technologies	2016	400,000	—	385,776	348,787	510,000	12,696	243,386	1,900,645
	2015	347,973	—	510,029	110,002	119,685	—	301,256	1,388,945
	2014	295,323	—	97,059	97,005	94,463	219,336	487,871	1,291,057

Chris Siemer, President, Chemical Solutions	2016	325,000	—	717,009	196,191	331,500	N/A	20,417	1,590,117

Thierry Vanlancker, President, Fluoroproducts(8)	2016	319,790	—	169,062	152,847	326,186	N/A	1,101,542	2,069,427
	2015	564,511	—	287,541	262,512	189,640	405,980	57,423	1,767,607
	2014	560,098	—	288,074	87,511	—	—	—	935,683
(1)
In 2016, Mr. Kirsch received a $650,000 signing bonus upon hire June 1, 2016 as consideration for short- and long-term incentive awards forfeited upon resignation from employment in favor of joining Chemours.

(2)
Represents the aggregate grant date fair value of RSUs and PSUs computed in accordance with FASB ASC Topic 718. For PSUs, the grant date fair value is based upon probable outcome of performance conditions. Assumptions used in determining the values can be found in Note 23 “Stock-based Compensation” to the Consolidated Financial Statements in Chemours’ Annual Report on Form 10-K for the year ended December 31, 2016.

(3)
If the maximum level of performance were achieved, each NEO would earn 200% of the target number of PSUs awarded. Based on the grant date fair market value of Chemours common stock, the maximum value of PSUs awarded to each NEO is as follows: M. Vergnano — $3,355,258; M. Newman — $1,024,510; P. Kirsch — $720,016; B. Snell — $683,014; C. Siemer — $384,199; T. Vanlancker — $299,322.

(4)
Represents the aggregate grant date fair value of Stock Options computed in accordance with FASB ASC Topic 718. Assumptions used in determining the values can be found in Note 23 (“Stock-Based Compensation”) to the Consolidated Financial Statements in Chemours’ Annual Report on Form 10-K for the year ended December 31, 2016.

(5)
Represents payouts under the AIP for services performed during 2016. This column includes compensation which may have been deferred at the NEO’s election. Any such amounts will be included in the “Executive Contributions” column of the 2017 Nonqualified Deferred Compensation table.

(6)
This column reports the estimated positive change in the actuarial present value of an NEO’s accumulated pension benefits under the Pension Restoration Plan and any above-market earnings on nonqualified deferred compensation balances. Chemours does not credit participants in the nonqualified plans with above-market earnings, therefore, no such amounts are reflected. See the narrative discussion following the Pension Benefits and Nonqualified Deferred Compensation tables for a description of these plans.

(7)
The amounts reflect personal benefits (if greater than or equal to $10,000). Amounts shown also include Company contributions to qualified and nonqualified defined contribution plans. The following table details those amounts.

Name	Company Contributions to Qualified Defined Contribution Plan	Company Contributions to Nonqualified Defined Contribution Plan	Financial Planning/ Income Tax Preparation	Relocation	Tax Gross-up	Amounts Paid in Connection with Termination
Mark Vergnano	20,800	80,637	7,353
Mark Newman	17,335		3,370	2,097	1,927
Paul Kirsch	7,650			23,985	22,033
Bryan Snell	18,320	17,828		110,548	96,690
Chris Siemer	16,713		3,704
Thierry Vanlancker	82,442					1,019,100
(8)
Mr. Vanlancker is paid in Swiss francs (CHF). For fiscal year 2016, compensation amounts have been converted to United States dollars using the foreign exchange rate in effect December 31, 2016: CHF 1.00 to USD 0.972006.

2016 Grants of Plan-Based Awards

The following table provides information on AIP awards, PSUs, Stock Options, and RSUs granted in 2016 to each NEO. For a complete understanding of the table, refer to the footnotes that follow.
				Estimated Possible Payouts Under Nonequity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards; Number of Shares of Stock or Units (#)	All Other Option Awards; Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($)	Grant Date Fair Value of Stock and Option Awards ($)
Name	Grant Date	Action Date	Description	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Mark Vergnano			2016 AIP	585,000	1,170,000	2,340,000
	3/1/2016	2/23/2016	Stock Options								543,944	$5.40	$1,713,424
	3/1/2016	2/23/2016	PSU				155,336	310,672	621,344				$1,895,099(1)
Mark Newman			2016 AIP	229,600	459,200	918,400
	3/1/2016	2/23/2016	Stock Options								166,089	$5.40	$523,180
	3/1/2016	2/23/2016	PSU				47,431	94,862	189,724				$578,658(1)
Paul Kirsch			2016 AIP	206,250	412,500	825,000
	6/1/2016	4/26/2016	Stock Options								41,308	$8.80	$240,000
	6/1/2016	4/26/2016	PSU				20,455	40,910	81,820				$249,551(1)
	6/22/2016	4/26/2016	RSU							81,819			$720,007
Bryan Snell			2016 AIP	150,000	300,000	600,000
	3/1/2016	2/23/2016	Stock Options								110,726	$5.40	$348,787
	3/1/2016	2/23/2016	PSU				31,621	63,242	126,484				$385,776(1)
Chris Siemer			2016 AIP	97,500	195,000	390,000
	3/1/2016	2/23/2016	Stock Options								62,283	$5.40	$196,191
	3/1/2016	2/23/2016	PSU				17,787	35,574	71,148				$217,001(1)
	8/2/2016	8/2/2016	RSU					56,562					$500,008(2)
Thierry Vanlancker			2016 AIP(3)	164,463	328,927	657,854
	3/1/2016	2/23/2016	Stock Options								48,523	$5.40	$152,847
	3/1/2016	2/23/2016	PSU				13,857	27,715	55,430				$169,062(1)
(1)
The maximum probable payment as of the grant date is 200% of the target award value.

(2)
The maximum probable payment as of the grant date is equal to the grant date fair value of the award.

(3)
Mr. Vanlancker is paid in Swiss francs (CHF). The 2016 AIP amounts have been converted to United States dollars using the foreign exchange rate in effect December 31, 2016: CHF 1.00 to USD 0.972006.

Nonequity incentive plan awards are short-term incentives that may be earned under the 2016 AIP.
Equity incentive plan awards are PSUs corresponding to a three-year performance period, FY2016 – FY2018. The NEOs may earn 50% of the target award upon attainment of threshold performance and up to 200% of the target award upon attainment of maximum performance. Performance outcomes will be determined following the conclusion of the performance period. Dividend equivalent units will be applied to the actual number of shares earned.
Stock Options feature three-year equal ratable vesting and a ten-year term. Exercise price is equal to the fair market value of a share of Chemours common stock on the grant date. Stock Options are not credited with dividend equivalent units.
The RSUs granted to Mr. Kirsch vest in three annual installments; 40% after one year, an additional 40% after two years and the final 20% after three years. Dividend equivalent units are applied to the outstanding RSUs.
The performance-based RSUs granted to Mr. Siemer can be earned in 25% increments as performance goals related to the execution of the transformation plan are achieved. Dividend equivalent units are earned and applied to the outstanding RSUs commensurate with the actual number of shares earned. RSUs not earned at the conclusion of the performance period will be cancelled.

Outstanding Equity Awards at 2016 Fiscal Year-End

The following table shows the number of shares underlying exercisable and unexercisable options and unvested and, as applicable, unearned RSUs and PSUs (in each case denominated in shares of Chemours common stock) held by each of the NEOs at December 31, 2016. Market or payout values in the table below are based on the closing price of Chemours common stock as of December 30, 2016: $22.09.
Upon completion of the Separation and in accordance with the Employee Matters Agreement, the NEOs received replacement Chemours RSU and Stock Option awards in respect of their DuPont RSU and stock option awards. Such awards include all RSU and Stock Option awards with a grant date prior to July 1, 2015.
		Number of Securities Underlying Unexercised Options(1)		Option Exercise Price ($)	Option Expiration Date	Shares or Units of Stock that Have Not Vested(2)		Equity Incentive Plan Awards: Unearned Shares, Units or Other Rights that Have Not Vested(3)
Name	Grant Date	Exercisable (#)	Unexercisable (#)			Number (#)	Market Value ($)	Number (#)	Market or Payout Value ($)
Mark Vergnano	3/1/2016		543,944	$5.40	3/1/2026			155,336	$3,421,372
	8/5/2015					107,375	$2,371,914
	7/6/2015		331,231	$16.04	7/5/2025
	7/6/2015					85,178	$1,881,582
	2/4/2015	66,040	132,081	$18.449414	2/3/2022	22,701	$501,465
	2/5/2014	102,262	51,130	$15.487100	2/4/2021	12,689	$280,300
	2/6/2013	220,759		$11.869273	2/5/2020
	2/6/2012	200,151		$12.955122	2/5/2019
Mark Newman	3/1/2016		166,089	$5.40	3/1/2026			47,431	$1,047,751
	8/4/2015					61,194	$1,351,775
	7/6/2015		197,161	$16.04	7/5/2025
	2/4/2015	35,891	71,784	$18.449414	2/3/2022	12,338	$272,546
	11/11/2014					31,043	$685,740
Paul Kirsch	6/22/2016					82,095	$1,813,479
	6/1/2016		41,308	$8.80	06/1/2026			20,455	$451,851
Bryan Snell	3/1/2016		110,726	$5.40	3/1/2026			31,621	$698,508
	8/4/2015					40,795	$901,162
	2/4/2015	12,634	25,268	$18.449414	2/3/2022	4,344	$95,959
	2/5/2014	18,894	9,447	$15.487100	2/4/2021	2,345	$51,801
	2/6/2013	11,878		$11.869273	2/5/2020
Chris Siemer	8/2/2016							56,752	$1,253,652
	3/1/2016		62,283	$5.40	3/1/2026			17,787	$392,915
	8/4/2015					22,948	$506,921
	2/4/2015	9,476	18,953	$18.449414	2/3/2022	3,258	$71,969
	2/5/2014	15,583	7,790	$15.487100	2/4/2021	1,935	$42,744
	2/6/2013	28,082		$11.869273	2/5/2020
	2/6/2012	17,909		$12.955122	2/5/2019
	2/2/2011	15,088		$12.972635	2/1/2018
Thierry Vanlancker	3/1/2016		48,523	$5.40	7/31/2017			13,857	$306,101
	8/4/2015					20,397	$450,570
	7/6/2015		55,206	$16.04	7/31/2017
	2/4/2015	10,050	10,051	$18.449414	7/31/2017
	2/5/2014	17,046	8,522	$15.487100	7/31/2017
	2/6/2013	32,678		$11.869273	7/31/2017
(1)
The following table provides the vesting schedules of Stock Options outstanding as of December 31, 2016:

Grant Date	Outstanding Vesting Dates
3/1/2016	Vests in equal installments on March 1, 2017, 2018 and 2019
6/1/2016	Vests in equal installments on June 1, 2017, 2018 and 2019
7/6/2015	Balance vests on March 1, 2018
2/4/2015	Vests in equal installments on February 4, 2017 and 2018 (with the exception of Thierry Vanlancker for whom the balance vests on February 4, 2017)
2/5/2014	Balance vests on February 5, 2017

(2)
The following table consists solely of RSUs outstanding as of December 31, 2016. The following table provides the vesting schedules for such RSUs, including dividend equivalent units:

Grant Date	Outstanding Vesting Dates
6/22/2016	Balance vests forty percent (40%) on June 1, 2017, forty percent (40%) June 1, 2018 and twenty percent (20%) June 1, 2019
8/5/2015	Balance eligible to vest August 5, 2018 subject to the satisfaction of performance conditions
8/4/2015	Balance eligible to vest August 4, 2018 subject to the satisfaction of performance conditions
7/6/2015	Balance vests on March 1, 2017
2/4/2015	Vests in equal installments on February 4, 2017 and 2018
11/11/2014	Balance vests on November 11, 2017
2/5/2014	Balance vests on February 5, 2017
(3)
The following table provides the vesting schedules for unearned Equity Incentive Plan Awards (performance-based RSUs and PSUs) with outstanding vesting dates as of December 31, 2016:

Grant Date	Outstanding Vesting Dates
8/2/2016	Balance eligible to vest in 25% increments on four successive quarterly measurement dates beginning March 31, 2017 and ending December 31, 2017 subject to the satisfaction of performance conditions
6/1/2016	Performance period ending December 31, 2018
3/1/2016	Performance period ending December 31, 2018
The number of PSUs reported is based on achievement of threshold performance. Cumulative performance to date, as of the last completed fiscal year, does not exceed threshold.
The plan provides for a payout range of 0% to 200% and dividend equivalent units are applied subsequently to the final performance determination.

Option Exercises and Restricted Stock Vested

The table below identifies the number of shares of Chemours common stock acquired upon the exercise of Stock Options and the vesting of RSUs during 2016:
	Option Awards		Stock Awards(1)
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Mark Vergnano	—	—	121,694	$607,915
Mark Newman	—	—	37,106	$668,975
Paul Kirsch	—	—	—	$—
Bryan Snell	—	—	7,434	$31,495
Chris Siemer	—	—	5,861	$24,813
Thierry Vanlancker	—	—	38,005	$274,471
(1)
Represents the number of RSUs vesting in 2016. The value realized upon vesting is computed by multiplying the number of units by the value of the underlying shares on the vesting date.

Pension Benefits (as of fiscal year ended December 31, 2016)

The table below shows the present value of accumulated benefits for the NEOs under retirement plans. For a complete understanding of the table, refer to the narrative discussion that follows:
Name	Plan Name	Number of Years of Credited Service(1)	Present Value of Accumulated Benefit	Payments During Last Fiscal Year
Mark Vergnano	The Chemours Company Pension Restoration Plan	34.8	$6,789,821	$—
Mark Newman(2)	—
Paul Kirsch(2)	—
Bryan Snell	The Chemours Company Pension Restoration Plan	37.0	$1,245,679	$—
Chris Siemer(2)	—
Thierry Vanlancker(3)	—
(1)
Total Benefit Service Years are frozen as of June 30, 2015. The actual years of service worked by Mr. Vergnano and Mr. Snell is 1.5 years greater than what is reported in the table.

(2)
Mr. Newman, Mr. Kirsch and Mr. Siemer were newly hired in 2014, 2016 and 2010, respectively, and are not eligible to participate in a Company-sponsored defined benefit pension plan.

(3)
Mr. Vanlancker did not participate in a Company-sponsored pension plan in 2016. During 2015, Mr. Vanlancker had his interests in the DuPont Belgium (“DUBEL”) Subsidiary Plan converted to a personal pension, and his accrued benefits under the Transferee Pension Guidelines (“TPG”) Policy and the DuPont Switzerland Subsidiary Plan (“DISA”) were transferred into a Company-sponsored defined contribution arrangement, the Trianon Collective Foundation.

Narrative Discussion of Pension Benefits
The Chemours Company Pension Restoration Plan
Mr. Vergnano and Mr. Snell participate in The Chemours Company Pension Restoration Plan (“PRP”). The PRP is a replacement plan for a DuPont supplemental pension plan designed to restore benefits in excess of the applicable Internal Revenue Service (“IRS”) qualified compensation or benefit plan limits. The PRP is an unfunded nonqualified plan. Chemours does not grant any extra years of credited service. Benefits under this plan were frozen at Separation and the corresponding liability transferred to Chemours.
The Board, upon recommendation of the Compensation Committee, terminated the PRP effective April 28, 2016, necessitating benefits to be paid between April 28, 2017 and April 28, 2018, or upon the participant’s termination of employment, whichever occurs first. Effective January 1, 2007, the form of benefit under the PRP for participants not already in pay status is a lump-sum. The mortality tables and interest rates used to determine lump-sum payments are the Applicable Mortality Table and the Applicable Interest Rate prescribed by the Secretary of the Treasury in Section 417(e)(3) of the Internal Revenue Code.
Key actuarial assumptions for the present value of accumulated benefit calculation can be found in Note 22 (“Long-Term Employee Benefits”) to the Consolidated Financial Statements in Chemours’ Annual Report on Form 10-K for the year ended December 31, 2016. All other assumptions are consistent with those used in the Long-Term Employee Benefits Note, except that the present value of accumulated benefit uses a retirement age at which the NEO may retire with an unreduced benefit under the Pension Restoration Plan. The valuation method used for determining the present value of the accumulated benefit is the traditional unit credit cost method.
2016 Nonqualified Deferred Compensation

The following table provides information on the Company’s defined contribution or other plans that during 2016 provided for deferrals of compensation on a basis that is not tax-qualified. Mr. Vergnano, Mr. Newman, Mr. Snell and Mr. Siemer each participated in such a Chemours plan during 2016. Eligibility is restricted to U.S. employees. Mr. Vanlancker, based in Switzerland, is not eligible.
Name	Executive Contributions in Last Fiscal Year ($)(1)	Registrant Contributions in Last Fiscal Year ($)(2)	Aggregate Earnings in Last Fiscal Year ($)(3)	Aggregate Withdrawals / Distributions in Last Fiscal Year ($)	Aggregate Balance at Last Fiscal Year-End ($)
Mark Vergnano
RSRP	69,117	80,637	2,479	—	224,380
Mark Newman
RSRP	—	—	81	—	4,723
MDCP	68,880	—	1,162	—	104,599
Paul Kirsch	N/A
Bryan Snell
RSRP	15,281	17,828	551	—	57,703
Chris Siemer
RSRP	—	—	16	—	916
Thierry Vanlancker	N/A
(1)
The amount in this column represents base salary deferred under the RSRP and/or MDCP; the amounts are also included in the 2016 Summary Compensation Table.

(2)
The amount in this column represents employer contributions (i.e., matching, discretionary or transitional) contributions made under the RSRP; the amounts are also included in the 2016 Summary Compensation Table.

(3)
Earnings (loss) represent returns on investments in twenty (20) core investment alternatives and interest accruals on cash balances, Chemours common stock returns, and dividend reinvestments. The core investment alternatives are the same investment alternatives available to all employees under the qualified plan. Interest is accrued on cash balances based on a rate that is traditionally less than 120% of the applicable federal rate, and dividend equivalents are accrued at a non-preferential rate. Accordingly, these amounts are not considered above-market or preferential earnings for purposes of, and are not included in, the 2016 Summary Compensation Table.

Narrative Discussion of the Nonqualified Deferred Compensation Table
The Chemours Company sponsors two nonqualified deferred compensation plans for the benefit of eligible employees. The Retirement Savings Restoration Plan (“RSRP”) supplements the Retirement Savings Plan (“RSP”) and is designed to provide benefits in excess of applicable IRS qualified plan limits. The Management Deferred Compensation Plan (“MDCP”) is an elective deferral plan that provides eligible employees with the opportunity to defer receipt of a specified portion of their compensation, thereby postponing income taxation on amounts deferred until the time such deferrals are distributed from the MDCP. Eligible employees may elect to participate in either, neither or both nonqualified deferred compensation plans annually. The following provides an overview of the various deferral options as of December 31, 2016.
Retirement Savings Restoration Plan
Each year during the enrollment window, eligible employees can elect to defer 1 – 6% of compensation. The deferral elections spring into effect when the participant’s year-to-date compensation exceeds the IRS annual compensation limit ($265,000 for 2016). Compensation for RSRP purposes consists of base salary and annual incentive payments. Chemours provides a Company matching contribution equal to 100% of the employee deferral amount. Certain employees previously employed by DuPont are also eligible to receive Transition (benefit) Contributions under the RSRP. In addition, and entirely at its discretion, Chemours may make Non-Elective Contributions to the RSRP.
Deferrals and contributions to the RSRP are notionally invested in the available investment alternatives which mirror those made available under the qualified RSP. The term “notional” means account balances are not actually invested in any of the deemed investment alternatives, rather, the rate of return derived from the notional investments is credited to individual account balances consistent with the participant’s investment direction elections.
When enrolling in the RSRP, participants are also requested to make distribution elections. Distributions are triggered by termination of employment, and will commence either upon separation from service or 1 – 5 years thereafter if the participant so elects. Distributions may be paid in a lump sum or substantially equal annual installments over 2 – 15 years, at the election of the participant.
Employee and Matching contributions are always 100% vested. The Transition (benefit) Contribution vests upon completing two years of service with Chemours. Non-Elective Contributions are vested upon completion of three years of service.
Management Deferred Compensation Plan
Under the terms of the MDCP, each year during the enrollment window eligible employees can elect to defer: 1 – 60% of  “Base Salary” and/or 1 – 60% of the “STI (short-term incentive) Award” earned in respect of the Plan Year. Additionally, Corporate Officers may elect to defer settlement of the “LTI Award” (i.e., RSUs and/or PSUs) granted during the Plan Year.
Base Salary and STI Award deferrals are notionally invested in the available investment alternatives. The term “notional” means account balances are not actually invested in any of the deemed investment alternatives, rather, the rate of return derived from the notional investments is credited to individual account balances consistent with the participant’s investment direction elections. LTI Award deferrals are notionally invested in Chemours common stock with dividend equivalents credited as additional stock units. Chemours does not match deferrals under the MDCP.
When enrolling in the MDCP, participants are also requested to make distribution elections. Participants may elect either In-Service or Termination distribution elections. In-Service distributions are payable as of a specified date in the form of a lump sum. Termination distributions commence either upon separation from service or 1 – 5 years thereafter if the participant so elects, and can be paid either in a lump sum or substantially equal annual installments over 2 – 15 years, at the election of the participant.
Employees are 100% vested in their deferrals and related investment experience.

Potential Payments upon Termination or Change in Control

The table below summarizes the potential payouts to the NEOs upon a termination from the Company, or under specified situations in a change in control as further described below. The amounts shown in the following table are approximate and reflect certain assumptions that the Company has made in accordance with the SEC’s rules. These assumptions include that the termination of employment or change in control occurred on December 31, 2016, and that the value of a share of the Company’s stock on that day was $22.09, the closing price per share of the Company’s common stock on December 30, 2016. The table also includes potential payments under the EIP. The treatment of benefits under each plan on termination or change in control is detailed in the footnotes to the table.
Name	Form of Compensation(1)	Voluntary or For Cause(2)	Termination due to Lack of Work(3)	Retirement(4)	Death(5)	Disability(3)	Change in Control(6)
Mark Vergnano	Annual Salary		$900,000				$2,700,000
	Target Annual Bonus		1,170,000				3,510,000
	Target Annual Bonus (pro-rated)			$1,170,000	$1,170,000	$1,170,000
	Health and Dental Benefits						37,727
	Outplacement Services		2,150				12,000
	Stock Options	$16,901,154	16,901,154	16,901,154	16,901,154	16,901,154	16,901,154
	RSUs	2,663,347	5,035,261	2,663,347	5,035,261	5,035,261	5,035,261
	PSUs	1,143,791	1,143,791	1,143,791	1,143,791	1,143,791	3,431,372
Mark Vergnano Total		$20,708,292	$25,152,356	$21,878,292	$24,250,206	$24,250,206	$31,627,514
Mark Newman	Annual Salary		$574,000				$1,148,000
	Target Annual Bonus		459,200				918,400
	Target Annual Bonus (pro-rated)			$459,200	$459,200	$459,200
	Health and Dental Benefits						36,649
	Outplacement Services		2,150				12,000
	Stock Options		1,185,341		4,356,850	1,185,341	4,356,850
	RSUs		2,310,062		2,310,062	2,310,062	2,310,062
	PSUs		349,250		349,250	349,250	1,047,751
Mark Newman Total			$4,880,003	$459,200	$7,475,362	$4,303,853	$9,829,711
Paul Kirsch	Annual Salary		$550,000				$1,100,000
	Target Annual Bonus		412,500				825,000
	Target Annual Bonus (pro-rated)			$412,500	$412,500	$412,500
	Health and Dental Benefits						36,649
	Outplacement Services		2,150				12,000
	Stock Options		182,994		548,983	182,994	548,983
	RSUs		1,813,479		1,813,479	1,813,479	1,813,479
	PSUs		150,617		150,617	150,617	451,851
Paul Kirsch Total			$3,111,740	$412,500	$2,925,579	$2,559,590	$4,787,962
Bryan Snell	Annual Salary		$400,000				$800,000
	Target Annual Bonus		300,000				600,000
	Target Annual Bonus (pro-rated)			$300,000	$300,000	$300,000
	Health and Dental Benefits						36,649
	Outplacement Services		2,150				12,000
	Stock Options	$2,294,537	2,294,537	2,294,537	2,294,537	2,294,537	2,294,537
	RSUs	147,760	1,048,922	147,760	1,048,922	1,048,922	1,048,922
	PSUs	232,836	232,836	232,836	232,836	232,836	698,508
Bryan Snell Total		$2,675,133	$4,278,445	$2,975,133	$3,876,295	$3,876,295	$5,490,615
Chris Siemer	Annual Salary		$325,000				$650,000
	Target Annual Bonus		195,000				390,000
	Target Annual Bonus (pro-rated)			$195,000	$195,000	$195,000
	Health and Dental Benefits						36,649
	Outplacement Services		2,150				12,000
	Stock Options		1,158,007		1,885,509	1,158,007	1,885,509
	RSUs		621,635		621,635	621,635	1,875,286
	PSUs		130,972		130,972	130,972	392,915
Chris Siemer Total			$2,432,763	$195,000	$2,833,115	$2,105,613	$5,242,359
Thierry Vanlancker	Annual Salary		$548,216
	13th Month Salary (pro-rated)		24,599
	Annual Bonus (pro-rated)		326,186
	Vacation		26,372
	Outplacement Services		8,748
	Stock Options		845,945
	RSUs		450,570
	PSUs		59,263
	Supplemental Separation Payment		822,324
Thierry Vanlancker Total			$3,112,224

(1)
The award agreements for Stock Options and RSUs contain restrictive covenants that may result in forfeiture of unvested Stock Options and RSUs upon a breach of confidentiality, nonsolicitation and noncompetition obligations during employment and after termination of employment (for a period of one year for nonsolicitation and noncompetition).

(2)
Upon voluntary termination or termination for cause, the various Company plans and programs provide for forfeiture of all unvested PSUs, Stock Options and RSUs. To the extent that the NEO is retirement eligible, unvested PSUs, Stock Options and RSUs are treated as if the NEO had retired.

(3)
Upon termination of employment for lack of work or disability:

➢
Vested Stock Options may be exercised during the one-year period following termination. During the one-year period, unvested Stock Options continue to vest in accordance with the three-year vesting schedule, as if the employee had not separated from service. Amount shown represents the in-the-money value of those Stock Options that would vest within the one-year period following December 31, 2016.

➢
RSUs that are awarded as part of the annual award to eligible employees are automatically vested and paid out. Special or one-time awards may be forfeited upon a termination for lack of work as specified in the terms and conditions. Upon disability, special or one-time RSU awards are automatically vested and paid out. Amount shown for termination due to lack of work represents the value of regular annual RSUs as of December 31, 2016. Amount shown for disability represents the value of all RSUs as of December 31, 2016.

To the extent that an NEO is retirement-eligible, unvested Stock Options and RSUs are treated as if the NEO has retired.
(4)
Upon retirement, NEOs are treated as if they had not separated from service and:

➢
Stock Options continue vesting in accordance with the three-year vesting schedule. Amount shown represents the in-the-money value of unvested Stock Options as of December 31, 2016.

➢
Restrictions on the regular annual RSUs lapse on the original schedule. Special or one-time RSU awards may be forfeited as specified in the terms and conditions. Amount shown represents the value of regular annual RSUs as of December 31, 2016.

(5)
Upon death:

➢
Stock Options are fully vested and exercisable and expire two years following death or at the end of the original term, whichever is shorter. Amount shown represents the in-the-money value of unvested Stock Options as of December 31, 2016.

➢
All RSUs are automatically vested and paid out. Amount shown represents the value of all RSUs as of December 31, 2016.

(6)
Upon change in control:

➢
Treatment varies depending on whether the Company is the surviving entity and, if not, whether the awards are assumed by an acquiring entity. Values shown in the table above assume that the Company is not the surviving entity and the acquiring entity does not assume or otherwise provide for continuation of the awards.

•
Stock Options are immediately vested and cancelled in exchange for payment in an amount equal to (i) the excess of the fair market value per share of the stock subject to the award immediately prior to the change in control over the exercise or base price per share of stock subject to the award multiplied by (ii) the number of shares granted. Amount shown represents the in-the-money value of unvested Stock Options as of December 31, 2016.

•
RSUs are immediately vested and all restrictions lapse. Awards cancelled in exchange for a payment equal to the fair market value per share of the stock subject to the award immediately prior to the change in control multiplied by the number of shares granted. Amount shown represents the value of all RSUs as of December 31, 2016.

In the event that the Company is the surviving entity, or the acquiring entity assumes or otherwise provides for continuation of the awards, all Stock Options and RSUs remain in place or substitute awards are issued.
Upon termination without cause or termination for good reason within two years after change in control, awards vest in full. Stock Options remain exercisable for two years, or the original expiration date, whichever occurs first.

Under the Senior Executive Severance Plan, a change in control must occur and the executive’s employment must be terminated within two years following the change in control, either by the Company without cause or the executive for good reason (often called a “double trigger”). Benefits provided under the plan include: (i) a lump sum cash payment equal to two times (three times for the CEO) the sum of the executive’s base salary and target annual bonus; (ii) a lump sum cash payment equal to the pro-rated portion of the executive’s target annual bonus for the year of termination; and (iii) continued health and dental benefits and outplacement services for two years (three years for the CEO) following the date of termination.
Pension Benefits and Nonqualified Deferred Compensation
In addition to the potential payments disclosed in the preceding table, Mr. Vergnano and Mr. Snell are eligible to receive the present value of accumulated benefit under the PRP as described in the section entitled, “Pension Benefits (as of fiscal year end December 31, 2016).
Furthermore, Mr. Vergnano, Mr. Newman, Mr. Snell and Mr. Siemer will receive distributions from their nonqualified deferred compensation plan accounts as described in the section entitled, “2016 Nonqualified Deferred Compensation.”
Employment Arrangements
Certain components of the compensation paid to NEOs reflected in the Summary Compensation Table and the Grants of Plan-Based Awards table are based on the NEOs’ offer letters that provide for their employment with Chemours. Set forth below are summary descriptions of the key terms of offer letters with the NEOs that impacted fiscal year 2016 compensation. The offer letter with Mr. Newman was entered into by DuPont prior to the Separation at a time when Chemours was a wholly owned subsidiary of DuPont.
Mr. Newman’s Offer Letter
Under Mr. Newman’s employment offer letter dated October 14, 2014, Mr. Newman is entitled to an annual base salary of  $560,000, a signing bonus of  $150,000 (repayable on a voluntary or for cause termination within one year), a first-year short-term incentive guarantee in lieu of participation in the 2014 DuPont Short-Term Incentive Program of  $350,000 (repayable on a voluntary or for cause termination within one year), Short-Term Incentive Program participation beginning in 2015 at an 80% target level, LTIP eligibility beginning February 2015 at a target level of  $1,200,000 and a special restricted stock unit award of  $1,500,000 upon commencement of employment generally vesting in three equal annual installments. Mr. Newman will receive severance benefits such that in the event of termination without cause within twenty-four months of the date of hire, an amount equivalent to one year of base salary and one year of target bonus becomes payable within 60 days of the termination date. Additionally, any unvested portion of the special stock award will become fully vested. Mr. Newman is also eligible for Company-sponsored retirement and health and welfare benefit programs.
Mr. Kirsch’s Employment Arrangement
Mr. Kirsch’s employment with Chemours began June 1, 2016. Key terms of Mr. Kirsch’s employment arrangement include: annual salary of  $550,000, eligibility for a full year Annual Incentive Plan award with a target value of $412,500, 2016 annual long-term incentive award with grant date value of  $600,000, comprised of 60% PSUs and 40% Stock Options, a signing bonus of  $650,000 as consideration for short- and long-term incentive awards forfeited upon resignation from employment with his former company, a restricted stock unit award with grant date value of  $720,000 as consideration for unvested stock awards forfeited upon resignation from employment with his former company, and relocation assistance.
Mr. Vanlancker’s Termination Agreement
The employment relationship with Mr. Vanlancker ended July 31, 2016 (“Termination Date”). Remuneration and benefits provided to Mr. Vanlancker upon termination of employment include: standard termination benefits under the Chemours termination program for Swiss employees, standard application of the terms and conditions applicable to outstanding stock-based compensation awards, enhanced outplacement services up to the amount of  $8,832 (CHF 9,000), and a supplemental separation payment in the amount of  $830,187 (CHF 846,007) as counterpart for the non-competition undertaking entered into as of the Termination Date and for a period of eighteen (18) months thereafter, to be made in two equal installments, the first time in August 2016 and the second one no later than one month after the end of December 2017.

Compensation Committee Report

Notwithstanding anything to the contrary set forth in any of the previous or future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate this proxy statement or future filings with the Securities and Exchange Commission, in whole or part, the following report shall not be deemed to be incorporated by reference into any such filing.
The Compensation Committee reviewed and discussed the Compensation Discussion and Analysis contained in this Proxy Statement with management of the Company. Based on the review and discussions noted above, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016 and in this Proxy Statement.
Compensation Committee
Stephen D. Newlin, Chair
Bradley J. Bell
Mary B. Cranston
Dawn Farrell

Proposal 2 — Advisory Vote To Approve Named Executive Officer Compensation

Pursuant to Section 14A of the Exchange Act and the related rules of the SEC, the Company seeks your vote to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in this Proxy Statement pursuant to the SEC’s compensation disclosure rules, including the Compensation Discussion and Analysis, the compensation tables, and the narrative disclosures that accompany the compensation tables (a “say-on-pay” vote).
As described in detail under the heading “Executive Compensation — Compensation Discussion and Analysis” in this Proxy Statement, the Board of Directors seeks to link a significant portion of executive officer compensation with the Company’s performance. The Company’s compensation programs are designed to reward the Company’s executive officers for the achievement of short-term and long-term financial goals, while minimizing excessive risk taking. The Company’s executive compensation program is strongly aligned with the long-term interests of stockholders. The Company urges you to read the Compensation Discussion and Analysis section of this Proxy Statement for additional details on executive compensation programs, including compensation philosophy and objectives and the compensation of named executive officers during fiscal year 2016.
The vote on this proposal is not intended to address any specific element of compensation; rather, the vote relates to all compensation relating to the Company’s named executive officers, as described in this Proxy Statement. The vote is advisory and is not binding on the Company, the Board, or the Compensation Committee, and will not be construed as overruling a decision by, or creating or implying any additional fiduciary duty for, the Company, the Board, or the Compensation Committee. However, the Board and Compensation Committee value the opinions expressed by stockholders in their votes on this proposal and will consider the outcome of the vote when making future compensation decisions and policies regarding the Company’s executive officers.
Accordingly, the Board of Directors and management ask stockholders to approve the following resolution at the Annual Meeting:
“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2017 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and any related material disclosed in this Proxy Statement.”

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS AS DESCRIBED IN THIS PROXY STATEMENT.

Proposal 3 — ratification Of Selection Of Independent REGISTERED Public Accounting Firm

The Audit Committee has selected PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements and internal control over financial reporting for the fiscal year ending December 31, 2017. In Proposal 3, the Company is asking stockholders to ratify this selection.
Although ratification is not required by the Company’s Bylaws or otherwise, the Board is submitting the selection of PwC to the Company’s stockholders for ratification. If the selection is not ratified, the Audit Committee will consider whether it is appropriate to select another independent registered public accounting firm. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year, if it determines that such a change would be in the best interests of the Company and its stockholders.
Representatives of PwC are expected to be present at the Annual Meeting and will be available to respond to appropriate questions and will have the opportunity to make a statement if they desire to do so.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2017.

Fees Paid to Independent Registered Public Accounting Firm

Aggregate fees for professional services rendered by the Company’s independent registered public accounting firm, PwC, for 2016 and 2015 are set forth in the table below (in thousands).
	2016 (in thousands)	2015 (in thousands)(1)
Audit fees(2)	$7,300	$5,157
Audit-related fees(3)	910	1,829
Tax fees(4)	473	26
All other fees(5)	3,655	—

Total	$12,378	$7,012
(1)
Prior to the Company’s Separation from DuPont on July 1, 2015, DuPont paid any audit, audit related, tax or other fees related to the Company’s businesses.

(2)
Audit fees related to audits of financial statements and internal control over financial reporting, statutory audits, reviews of quarterly financial statements, reviews of registration statements and certain periodic reports filed with the SEC.

(3)
Audit-related fees related primarily to carve-out audits, employee benefit plan audits and accounting consultations.

(4)
Tax fees related primarily to tax compliance and advice.

(5)
Fees related to transaction support services associated with advancing the Company’s Transformation Plan announced in 2015.

Audit Committee’s Pre-Approval Policies and Procedures

To assure that the audit and non-audit services performed by the independent registered public accounting firm do not impair its independence in appearance and/or fact, the Audit Committee has established the Audit and Non-Audit Services Pre-Approval Policy of the Audit Committee (the “Policy”). The Policy outlines the scope of services that PwC may provide to the Company. The Policy sets forth guidelines and procedures the Company must follow when retaining PwC to perform audit, audit-related, tax and other services. The Policy also specifies certain non-audit services that may not be performed by PwC under any circumstances. Pursuant to the Policy, the Audit Committee has approved services to be provided by PwC and fee thresholds within each of the service categories, and services within these thresholds are deemed pre-approved. Additional services and fees exceeding those thresholds require further pre-approval. Requests for specific pre-approvals may be considered by the full Audit Committee. In addition, the Audit Committee has delegated to the Chair the authority to grant specific pre-approvals. Any such pre-approvals are reported to the full Audit Committee at its next meeting. The Policy is evaluated and updated annually by the Audit Committee. For fiscal year 2016, all services provided by PwC were approved by the Audit Committee.
Report of the Audit Committee

Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate this proxy statement or future filings with the Securities and Exchange Commission, in whole or part, the following report shall not be deemed to be incorporated by reference into any such filing.
The Audit Committee is appointed by the Board of Directors to assist the Board in the oversight of   (i) the integrity of the financial statements of the Company, (ii) the qualifications and independence of the Company’s independent auditor, (iii) the performance of the Company’s internal audit function and independent auditors, and (iv) the compliance by the Company with legal and regulatory requirements. All members of the Audit Committee meet the criteria for independence applicable to audit committee members under NYSE Listing Standards and the rules and regulations of the SEC relating to audit committees. The Audit Committee Charter complies with NYSE Listing Standards.

Management is responsible for the financial reporting process, including its internal control over financial reporting, and for the preparation of its consolidated financial statements in accordance with accounting principles generally accepted in the United States (“GAAP”). The Company’s independent registered public accounting firm is responsible for performing an independent audit of the consolidated financial statements, and expressing opinions on the consolidated financial statements and internal control over financial reporting. The Audit Committee’s responsibility is to monitor and review these processes and act in an oversight capacity. The Audit Committee does not certify the financial statements or guarantee the independent registered public accounting firm’s report. The Audit Committee relies, without independent verification, on the information provided to it, including representations made by management and the independent registered public accounting firm, including its audit report.
The Audit Committee discussed with PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm, the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard 1301, Communications with Audit Committees. The Audit Committee has received the written disclosures and the letter from PricewaterhouseCoopers required by applicable requirements of the Public Company Accounting Oversight Board regarding PricewaterhouseCoopers’ communications with the Audit Committee concerning independence, and has discussed with PricewaterhouseCoopers its independence. The Audit Committee reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2016 with management and PricewaterhouseCoopers. Based on the review and discussions noted above, the Audit Committee recommended to the Board that the audited financial statements of the Company be included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission for the fiscal year ended December 31, 2016.
Audit Committee
Bradley J. Bell, Chair
Curtis V. Anastasio
Mary B. Cranston
Dr. Curtis J. Crawford

PROPOSAL 4 — APPROVAL OF THE CHEMOURS COMPANY 2017 EQUITY AND INCENTIVE PLAN
Purpose of The Chemours Company 2017 Equity and Incentive Plan
The Company’s stockholders are being asked to approve The Chemours 2017 Equity and Incentive Plan (the “2017 Plan”). Upon the recommendation of the Compensation Committee, the Board has approved the 2017 Plan, subject to approval of the stockholders of the Company. If approved by stockholders, the 2017 Plan will become effective immediately, and no further grants will be made under The Chemours Company Equity and Incentive Plan (the “Prior Plan”), which is the only compensation plan under which the Company has previously granted, and may currently grant, equity-based compensation. If stockholders do not approve the 2017 Plan, the Prior Plan will remain in effect.
The Board believes that the adoption of the 2017 Plan is necessary in order to allow continued utilization of equity awards to attract, retain and motivate employees and to further align the interests of the Company’s employees with those of its stockholders. Stockholders are also being asked to approve the material terms of the 2017 Plan, including the 2017 Plan’s eligibility provisions, performance measures and individual award limits, in order to allow awards granted under the 2017 Plan which are intended to be “performance-based compensation” under Section 162(m) of the Internal Revenue Code (“Section 162(m)”) to be exempt from the tax deduction limits of Section 162(m) if they meet the other requirements of Section 162(m). These provisions are described below and in the 2017 Plan document, which is attached as Appendix A and incorporated into this proposal by reference. It should be noted that Section 162(m) is complicated and subject to change from time to time, and there are several requirements that must be met for compensation to qualify for the performance-based compensation exception. The Company may grant awards under the 2017 Plan that do not comply with this exception. As such, there can be no assurance that any compensation awarded or paid under the 2017 Plan will be deductible.
A total of 19,000,000 shares of Company common stock may be subject to awards granted under the 2017 Plan, less one share for every one share that was subject to an option or stock appreciation right granted after December 31, 2016 under the Prior Plan, and 1.5 shares for every one share that was subject to an award other than an option or stock appreciation right granted after December 31, 2016 under the Prior Plan. Any shares that are subject to options or stock appreciation rights will be counted against this limit as one share for every one share granted, and any shares that are subject to awards other than options or stock appreciation rights will be counted against this limit as 1.5 shares for every one share granted. Whether or not the 2017 Plan is approved by stockholders, awards currently outstanding under the Prior Plan will remain outstanding under the Prior Plan in accordance with their terms. However, as described below, if the 2017 Plan is approved by stockholders, shares underlying awards granted under the Prior Plan that are forfeited, cancelled or that otherwise do not result in the issuance of shares, will be available for issuance under the 2017 Plan.
Key Data
The Board believes that equity awards are essential to the Company’s ability to attract and retain experienced officers, directors, employees and independent contractors and to align their interests with those of the Company’s stockholders. The following table includes information regarding outstanding equity awards as of

December 31, 2016, all of which were granted under the Prior Plan, and information regarding the Prior Plan’s remaining share reserve and the Company’s total outstanding shares. The closing price of the Company’s common stock on February 28, 2017, was $33.66 per share.
(shares in thousands)
Total shares underlying outstanding options and stock appreciation rights (including Conversion Awards*)	7,969
Conversion Awards Only*	6,019
Weighted average exercise price of outstanding options and stock appreciation rights	$13.72
Weighted average remaining contractual life of outstanding options and stock appreciation rights	5.08
Total shares underlying outstanding full-value awards (including Conversion Awards*)	3,119
Conversion Awards Only*	566
Time-vesting restricted stock units (excluding Conversion Awards)	1,234
Outstanding earned (performance condition satisfied) performance-based restricted stock units (excluding Conversion Awards)	364
Outstanding unearned (performance condition not satisfied) performance-based restricted stock units (excluding Conversion Awards)	803
Outstanding director deferred stock units (excluding Conversion Awards)	152
Total shares currently available for new awards under the Prior Plan	7,806
Total shares outstanding	181,834
*
In connection with the Company’s separation from E.I. du Pont de Nemours and Company (“DuPont”) in July of 2015 (the “Separation”), certain employees received equity compensation awards of the Company in replacement of previously outstanding awards granted under various DuPont stock incentive plans. These awards were converted into new Company equity awards under the Prior Plan using a formula designed to preserve the intrinsic value of the awards (“Conversion Awards”).

In determining whether to approve the 2017 Plan, the Board considered the following:
➢
In determining the size of the share reserve under the 2017 Plan, the Board considered the number of equity awards granted under the Prior Plan since the Separation. In 2016, equity awards representing a total of approximately 3,211,000 shares were granted under the Prior Plan. Excluding the Conversion Awards, this results in an annual equity burn rate of 1.77%. For this purpose, equity burn rate was calculated as the quotient of  (i) the sum of  (x) all Stock Options granted in 2016 and (y) service-based restricted stock units granted in 2016, divided by (ii) the weighted average number of shares of Company common stock outstanding at the end of such year.

➢
In 2016, the Company’s end-of-year fully diluted overhang was approximately 6.34% if the Conversion Awards are excluded and 9.41% if the Conversion Awards are included. Fully diluted overhang was calculated by dividing (i) the sum of the number of shares subject to equity awards outstanding at the end of 2016 plus shares remaining available for issuance for future awards under the Prior Plan at the end of the calendar year by (ii) the number of shares outstanding at the end of the year plus the sum of the number of shares subject to equity awards outstanding at the end of 2016 plus shares remaining available for issuance for future awards under the Prior Plan at the end of the calendar year. As of December 31, 2016, the Company’s capital structure consisted of approximately 181.8 million shares of Company common stock outstanding and no shares of preferred stock. If the total number of shares subject to equity awards outstanding at the end of 2016 are added to the 19,000,000 shares that would be available for issuance pursuant to awards under the 2017 Plan, the Company’s overhang would be approximately 11.45% if the Conversion Awards are excluded and 14.20% if the Conversion Awards are included.

In light of the factors described above, and the fact that the ability to continue to grant equity compensation is vital to the Company’s ability to continue to attract and retain employees in the competitive labor markets in which the Company competes, the Board believes the size of the share reserve under the 2017 Plan is reasonable and appropriate.
Summary of Material Provisions of the 2017 Plan
The principal features of the 2017 Plan are summarized below, but the summary is qualified in its entirety by reference to the full text of the 2017 Plan. A copy of the 2017 Plan is attached to this Proxy Statement as Appendix A and is incorporated herein by reference. For purposes of this Proposal 4, “Committee” means the Compensation Committee of the Board or such other committee of the Board appointed by the Board.

The 2017 Plan contains a number of provisions that the Board believes are consistent with the interests of stockholders and sound corporate governance practices, including:
➢
Minimum vesting period of one year from the date of grant for options and stock appreciation rights, subject to certain limited exceptions;

➢
Minimum 100% fair market value exercise price for options and stock appreciation rights;

➢
No repricing of options or stock appreciation rights and no cash buyout of underwater options and stock appreciation rights without shareholder approval;

➢
No “liberal” share recycling provisions;

➢
No dividends or dividend equivalents on unearned performance awards;

➢
No dividend equivalents on options or stock appreciation rights and no payment of dividends or dividend equivalent rights on awards that do not vest;

➢
No evergreen provision;

➢
No “liberal” change in control definition;

➢
“Double-trigger” vesting for change in control benefits;

➢
No excise tax gross-up on change in control benefits; and

➢
Awards are subject to the Company’s clawback policies.

Administration
The 2017 Plan is administered by the Committee. The Committee has the authority to determine recipients, timing of awards, type of award, number of shares, and the other terms, conditions, restrictions and, if applicable, performance goals relating to any award. The Board may delegate to one or more officers the authority to grant awards to employees who are not executive officers of the Company. Awards made to the Chairman of the Board must also be ratified by the full Board.
Eligibility and Limitation on Awards
Awards may be granted to officers, non-employee directors, employees and independent contractors of the Company or any of its subsidiaries or other affiliates, provided that incentive stock options within the meaning of Section 422 of the Internal Revenue Code (“ISOs”) may be granted only to employees of the Company, or any parent or subsidiaries. Additionally, ISO awards may not be granted to employees if the employee owns, immediately before the grant of the ISO, stock representing more than ten percent of the voting power or more than ten percent of the value of all classes of stock of the Company or a parent or a subsidiary, unless the purchase price for the stock under such ISO is at least 110% of its fair market value at the time of grant and the ISO cannot be exercised more than five years from the date it is granted. As of February 28, 2017, the Company had approximately 6,918 employees of which 9 are officers, 7 non-employee directors, and 14 independent contractors.
A non-employee director may not, in any calendar year, be granted awards that have a grant date value, when combined with cash fees paid for board services during the same calendar year, exceeding $600,000.
Subject to adjustment pursuant to the anti-dilution provisions of the 2017 Plan, to the extent an award is intended to qualify as performance-based compensation under section 162(m): (i) the maximum number of shares with respect to which stock options or SARs may be granted to any participant in any calendar year is 2,000,000 shares, (ii) the maximum number of shares of restricted stock, RSUs or other stock-based award that may be granted to any participant in any calendar year is 1,000,000 shares; (iii) the maximum amount of compensation that may be granted with respect to other cash-based awards to any participant in any calendar year is $8,000,000; and (iv) the maximum dividend or dividend equivalent that may be paid to any one participant in any one calendar year is $250,000.
Future grants under the 2017 Plan will be made at the discretion of the Committee or its delegate and, accordingly, are not yet determinable. In addition, benefits under the 2017 Plan will depend on a number of factors, including the fair market value of stock on future dates and any exercise decisions made by award holders. Consequently, it is not possible to determine the benefits that might be received by participants under the 2017 Plan.
Awards under the 2017 Plan
Awards under the 2017 Plan may include:

➢
Stock options (including ISOs and nonqualified stock options (“NQSOs”))

➢
SARs (payable in cash or shares)

➢
Restricted stock

➢
Restricted stock units

➢
Dividends or dividend equivalents

➢
Performance units

➢
Other stock-based or cash-based awards

➢
Replacement awards (these are awards granted in replacement of awards Chemours assumes in a merger, acquisition or similar transaction)

Stock Options and SARs. The exercise or base price for stock options or SARs may not be less than the fair market value of the Company’s common stock on the date the stock options or SARs are granted, and the exercise period may not exceed ten years from the date of grant.
Restricted Stock and Restricted Stock Units. The Committee also may award to a participant restricted stock units representing the right to receive shares of Company common stock in the future. Shares of restricted stock and restricted stock units are subject to forfeiture if the participant does not meet certain conditions, such as continued employment over a specified period and/or the attainment of specified performance targets over such period.
Other Stock-Based or Cash-Based Awards. The Committee may also make grants in the form of other stock-based or cash-based awards, including but not limited to the cash incentive awards described below and further including but not limited to performance units, SARs (payable in cash or shares), each of which may be subject to the attainment of performance goals or a period of continued employment or other terms and conditions as permitted under the 2017 Plan.
Cash Incentive Awards. The 2017 Plan authorizes performance-based cash incentive compensation to be paid to participants, including those who are “covered employees” within the meaning of section 162(m). The material terms of this feature of the 2017 Plan include the following:
➢
The targets for incentive payments to covered employees will consist only of one or more of the performance goals discussed below under “Performance Goals”. Such performance targets will be established by the Committee on a timely basis to ensure that the targets are considered “pre-established” for purposes of section 162(m).

➢
The Committee will not have the flexibility to pay a covered employee more than the incentive amount indicated by his/her attainment of the performance target under the applicable payment schedule. The Committee will, however, have the flexibility to use negative discretion to reduce this amount.

Dividend Equivalents. Dividends or dividend equivalents may be awarded with respect to any award of restricted stock, restricted stock units and other stock-based awards, other than stock options and stock appreciation rights. Any dividends or dividend equivalents will only be paid or issued if the underlying award vests.
Replacement Awards. Replacement awards are awards issued in assumption or of substitution for awards granted under equity-based incentive plans sponsored or maintained by an entity with which Chemours engages in a merger, acquisition or other business transaction, pursuant to which awards relating to interests in such entity are outstanding immediately prior to such transaction. Shares delivered or deliverable with respect to replacement awards will not reduce the number of shares available for issuance under the 2017 Plan.
Stock Subject to the 2017 Plan
Subject to anti-dilution adjustments to account for certain business transactions or other changes in capital structure, the maximum number of shares of Company common stock reserved for the grant or settlement of awards under the 2017 Plan is 19,000,000 shares, less one share for every one share that was subject to an option or stock appreciation right granted after December 31, 2016 under the Prior Plan, and 1.5 shares for every one share that was subject to an award other than an option or stock appreciation right granted after December 31, 2016 under the Prior Plan. Any shares that are subject to options or stock appreciation rights will be counted against this limit as one share for every one share granted, and any shares that are subject to “full-value awards” (awards other than options or stock appreciation rights) will be counted against this limit as 1.5 shares for every one share granted. Shares issued with respect to Replacement Awards will not reduce the total number of shares available for issuance under the 2017 Plan.

Shares subject to awards granted under the 2017 Plan that are forfeited, canceled, exchanged or surrendered and shares with respect to awards that terminate or expire without a distribution of shares to the grantee will again be available for awards under the 2017 Plan. Additionally shares subject to awards granted under the Prior Plan that are (or since December 31, 2016 were) forfeited, canceled, exchanged or surrendered and shares with respect to awards that terminate or expire without a distribution of shares to the grantee will again be available for awards under the 2017 Plan.
Shares of stock that are exchanged by a grantee or withheld by the Company as full or partial payment of the exercise or purchase price of an award, any shares of stock exchanged by a grantee or withheld by the Company to satisfy the tax withholding obligations related to any award, and any shares of stock purchased in the open market with proceeds of a stock option exercise price, will not be available for subsequent awards. Additionally, if a SAR is exercised and shares are issued, the full number of shares underlying the SAR (or portion exercised) counts against the share reserve, not just the net number of shares issued upon exercise.
Any shares of stock that again become available for awards under the 2017 Plan shall be added as one share for every one share subject to options or stock appreciation rights, and as 1.5 shares for every one share subject to “full-value awards” (awards other than options or stock appreciation rights).
Shares issuable under the 2017 Plan may be either authorized but unissued shares of the Company’s common stock or shares of the Company that have been reacquired by the Company in the open market, in private transactions or otherwise.
New Plan Benefits
No awards have yet been granted under the 2017 Plan, and any future awards will be granted at the discretion of the Committee. Accordingly, the benefits to be provided under the 2017 Plan cannot be determined at this time.
Change in Control
The treatment of awards granted under the 2017 Plan upon a change in control (as defined in the 2017 Plan) will vary depending on whether the Company is the surviving entity and, if not, whether the awards are assumed by an acquiring entity.
Vehicle	Company is Surviving Entity or Acquiring Entity Assumes or Provides for Substitute Awards	Company is Not the Surviving Entity and Acquiring Entity Does Not Assume or Provide for Substitute Awards
Stock Options and Stock Appreciation Rights
Awards remain in place or substitute awards issued.
Upon termination by employer without cause or termination by employee for good reason within twenty-four months after change in control, awards vest in full and remain exercisable for two years, or until the original expiration date, whichever occurs first.

Immediately vested and cancelled in exchange for a cash payment in an amount equal to (i) the excess of the fair market value per share of the stock subject to the award immediately prior to the change in control over the exercise or base price per share of stock subject to the award multiplied by (ii) the number of shares granted.

Time-Vested Awards
Awards remain in place or substitute awards issued.
Upon termination by employer without cause or termination by employee for good reason within twenty four months after change in control, awards vest in full.

Immediately vested and cancelled in exchange for a cash payment equal to the fair market value per share of the stock subject to the award immediately prior to the change in control multiplied by the number of shares granted.

Performance-Based Awards	Awards are converted into time-vested awards at target, without proration and treated consistent with time-vested awards as described above.	Awards are converted into time-vested awards at target, without proration and treated consistent with time-vested awards as described above.
Upon a change in control (as defined in the 2017 Plan), the Compensation Committee may in its sole discretion cash out awards or cancel underwater stock options or stock appreciation rights under the 2017 Plan.

Performance Goals
If an award other than an option or a SAR is intended to qualify for the performance-based compensation exemption under section 162(m), the award will be subject to one or more of the following performance goals, as determined by the Committee:
Earnings including operating income, earnings before or after taxes, interest, depreciation, amortization, and/or extraordinary or special items or book value per share (which may exclude nonrecurring items); pre-tax income or after-tax income; earnings per common share (basic or diluted); operating profit; revenue, revenue growth or rate of revenue growth; return on assets (gross or net), return on investment, return on capital, or return on equity; returns on sales or revenues; operating expenses; stock price appreciation; cash flow, free cash flow, cash flow return on investment (discounted or otherwise), return on invested capital (before or after taxes), net cash provided by operations, or cash flow net of capital expenditures; implementation or completion of critical projects or processes; economic value created; cumulative earnings per share growth; operating margin or profit margin; common stock price or total stockholder return; cost targets, reductions and savings, productivity and efficiencies; strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, geographic business expansion, customer satisfaction, employee satisfaction, human resources management, supervision of litigation, information technology, and goals relating to acquisitions, divestitures, joint ventures and similar transactions, and budget comparisons; personal professional objectives, including any of the foregoing performance goals, the implementation of policies and plans, the negotiation of transactions, the development of long-term business goals, formation of joint ventures, research or development collaborations, and the completion of other corporate transactions; and any combination of, or a specified increase in, any of the foregoing.
Where applicable, the performance goals may be expressed in terms of attaining a specified level of the particular criteria or the attainment of a percentage increase or decrease in the particular criteria, and may be applied to one or more of the Company, a subsidiary or affiliate, or a division or strategic business unit of the Company, or may be applied to the performance of the Company relative to a market index, a group of other companies or a combination thereof, all as determined by the Committee. The Committee shall have the authority to make equitable adjustments in the performance targets.
Awards that are not intended to qualify for the performance-based exception under section 162(m) may be based on the above-described performance goals or any other performance goals.
General Provisions
Nontransferability, Deferrals and Settlements. Awards generally are transferable only by will or under the laws of descent and distribution. Awards cannot be transferred to independent third parties for consideration without stockholder approval. The Committee may require or permit grantees to elect to defer the issuance of shares of stock (with settlement in cash or stock as may be determined by the Committee or elected by the grantee in accordance with procedures established by the Committee), or the settlement of awards in cash under such rules and procedures as established under the 2017 Plan to the extent that such deferral complies with Section 409A of the Internal Revenue Code. It may also provide that deferred settlements include the payment or crediting of interest on such amounts.
Taxes. The Company or any subsidiary or affiliate is authorized to withhold, from any award granted, any payment relating to an award, including from a distribution of stock or any other payment to a grantee, amounts of withholding and other taxes due in connection with any transaction involving an award, and to take such other action as the Committee may deem advisable to enable the Company and grantees to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any award.
Provisions for Foreign Participants. The Committee may modify awards granted to participants who are foreign nationals or employed outside the United States or establish or procedures under the 2017 Plan to recognize differences in laws or policies of such foreign jurisdictions with respect to tax matters.
Awards Subject to Clawback. Unless otherwise determined by the Committee, all awards and any related payments made under the 2017 Plan are subject to the provisions of any clawback policy implemented by the Company, to the extent set forth in the policy and/or in any notice or agreement relating to an award or payment under the 2017 Plan.

Stockholder Approval, Amendment and Termination
The 2017 Plan was approved by the Board on January 26, 2017. If approved by the Company’s stockholders at the Annual Meeting, the 2017 Plan will become effective immediately upon such approval.
The Board may amend, alter or discontinue the 2017 Plan, provided that no such action may be taken that adversely affects any rights or obligations with respect to any awards previously made under the 2017 Plan without the consent of the applicable participants. Stockholder approval is required with respect to any amendment that materially increases benefits provided under the 2017 Plan or materially alters the eligibility provisions of the 2017 Plan. Unless earlier terminated by the Board pursuant to the provisions of the 2017 Plan, the 2017 Plan will terminate on January 26, 2027, the tenth anniversary of the date on which the Board of Directors approved the 2017 Plan, though awards made before the expiration will remain outstanding in accordance with their terms. No awards will be granted under the 2017 Plan after such termination date.
U.S. Federal Income Tax Information
The following summary briefly describes U.S. federal income tax consequences of Options and SARs, but is not a detailed or complete description of all U.S. federal tax laws or regulations that may apply, and does not address any local, state or other country laws. Therefore, no one should rely on this summary for individual tax compliance, planning or decisions. Participants in the 2017 Plan should consult their own professional tax advisors concerning tax aspects of rights under the 2017 Plan. Nothing in this Proxy Statement is written or intended to be used, and cannot be used, for the purposes of avoiding taxpayer penalties. The discussion below concerning tax deductions that may become available to Chemours under U.S. federal tax law is not intended to imply that Chemours will necessarily obtain a tax benefit or asset from those deductions. Taxation of equity-based payments in other countries is complex, does not generally correspond to U.S. federal tax laws, and is not covered by the summary below.
Nonqualified stock options. With respect to nonqualified stock options, no income for federal income tax purposes will be recognized by the optionee (and no deduction will be permitted the Company) upon the grant of the option. The difference between the option exercise price and the fair market value of the stock on the date the option is exercised will be taxable as ordinary income to the optionee and will be deductible by the Company as compensation on such date. Gain or loss on the subsequent sale of such stock will be eligible for capital gain or loss treatment by the optionee and will have no federal income tax consequences to the Company.
Incentive stock options. With respect to ISOs, if the optionee does not make a “disqualifying disposition” of stock acquired on exercise of such option, no income for federal income tax purposes will be recognized by the optionee upon the grant or exercise of the option (except that the amount by which the fair market value of the stock at time of exercise exceeds the option exercise price (the “ISO spread”) will be a tax preference item under the alternative minimum tax rules). In the event of a subsequent sale of the stock received upon exercise that was not a “disqualifying disposition,” any amount realized in excess of cost will be taxed as capital gain and any loss sustained will be capital loss. In such case, the Company will not be entitled to a deduction for federal income tax purposes in connection with the issuance or exercise of the option.
A “disqualifying disposition” will occur if the optionee makes a disposition of the shares received upon exercise within two years from the date of the granting of the option or within one year after exercise in respect of such shares. If a disqualifying disposition is made, the difference between the option exercise price and the lesser of (i) the fair market value of the Company stock at the time the option is exercised or (ii) the amount realized upon disposition of the Company stock will be treated as ordinary income to the optionee at the time of disposition and will be allowed as a deduction to the Company. Any remaining gain realized by the optionee will be taxed as capital gain. A “disqualifying disposition” occurring in a year subsequent to the year of exercise for an amount less than the exercise price will not eliminate the treatment of the ISO spread as an alternative minimum tax preference item of the optionee in the year of exercise.
SARs. With respect to SARs, the fair market value of the shares issued or the amount of cash paid by the Company upon exercise of such rights will be taxable as ordinary income to the holder of the rights and will be deductible by the Company, in each case as of the date of exercise. Gain or loss on the subsequent sale of any such shares will be eligible for capital gain or loss treatment by the recipient and will have no federal income tax consequences to the Company.

Equity Compensation Plan Information
The following table summarizes information regarding outstanding options and shares available for future issuance as of the close of business on December 31, 2016 under the Company’s equity compensation plan.
SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY
COMPENSATION PLANS AS OF DECEMBER 31, 2016
(shares in thousands, except per share)
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(1)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights(2)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by security holders	11,088	$13.72	7,806(3)
Equity compensation plans not approved by security holders	0	0	0
Total	11,088	$13.72	7,806
(1)
Includes outstanding Stock Options, stock-settled time-vested and performance-based restricted stock units granted and stock units deferred under the Prior Plan.

(2)
Represents the weighted-average exercise price of the outstanding Stock Options only; the outstanding stock-settled time-vested and performance-based restricted stock units and deferred stock units are not included in this calculation.

(3)
Reflects shares available pursuant to the issuance of stock options, restricted stock, restricted stock units or other stock-based awards under the Prior Plan (see Note 23 to the Company’s Consolidated Financial Statements in the Company’s 2016 Annual Report on Form 10-K). Performance-based restricted stock units reflect the maximum number of shares to be awarded at the conclusion of the performance cycle (200% of the original grant). The actual award payouts can range from 0 to 200% of the original grant. The maximum number of shares of stock reserved for the grant or settlement of awards under the Prior Plan is 13,500,000 (plus Conversion Awards) and is subject to adjustment as provided therein.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL TO APPROVE THE CHEMOURS COMPANY 2017 EQUITY AND INCENTIVE PLAN.

Proposal 5 — APPROVAL OF THE CHEMOURS COMPANY EMPLOYEE STOCK PURCHASE PLAN
Proposal
The Company’s stockholders are being asked to approve The Chemours Company Employee Stock Purchase Plan (the “ESPP”). The Board of Directors of the Company has approved the ESPP, subject to approval of the stockholders of the Company. If approved by the Company’s stockholders, the ESPP will become effective immediately upon such approval. The Board believes that the ESPP is in the best interest of the stockholders and the Company because it provides a broad-based plan to employees to become long-term stockholders through the purchase of shares of the Company’s common stock on favorable terms through payroll deductions.
The Board believes that the ability to offer this type of program is an important recruiting and retention tool for the Company to attract, retain and reward the talented employees and officers needed for Chemours’ success. In addition, the ESPP encourages stock ownership by employees and aligns the interests of employees and stockholders. If approved by the stockholders, a total of seven million (7,000,000) shares of Company common stock will be made available for purchase under the ESPP. The total number of shares of Company common stock available for purchase under the ESPP should provide sufficient shares to meet expected purchases under the ESPP over the next five (5) years, depending on the Company’s share price and the level of enrollment in the ESPP.
Summary of Material Provisions of the ESPP
The principal features of the ESPP are summarized below, but the summary is qualified in its entirety by reference to the full text of the ESPP. A copy of the ESPP is attached to this Proxy Statement as Appendix B and is incorporated herein by reference. For purposes of this Proposal 5, “Committee” means the Compensation Committee of the Board of Directors or such other committee of the Board appointed by the Board.
Purpose of the ESPP
The purpose of the ESPP is to provide an opportunity for eligible employees of the Company and any subsidiary or affiliate of the Company that has been designated by the Board to participate in the ESPP (a “Designated Company”) to purchase the Company’s common stock at a discount through voluntary contributions from employees’ eligible pay, thereby attracting, retaining and rewarding such persons and strengthening the mutuality of interest between such persons and the Company’s stockholders.
The rights to purchase common stock granted under the ESPP are intended to be treated as either (i) purchase rights granted under an “employee stock purchase plan,” as that term is defined in Section 423 of the Internal Revenue Code (i.e., a 423 Offering), or (ii) purchase rights granted under an employee stock purchase plan that is not subject to the terms and conditions of Section 423 of the Internal Revenue Code (i.e., a Non-423 Offering). The Company will retain the discretion to grant purchase rights under either a 423 Offering or a Non-423 Offering.
The ESPP is also designed to permit the grant of offerings that receive non-compensatory accounting treatment under ASC 718. The Company retains the discretion to determine whether to grant purchase rights that receive non-compensatory accounting treatment.
Stock Subject to ESPP and Adjustments upon Changes in Stock
A total of seven million (7,000,000) shares of the Company’s common stock will be authorized and reserved for issuance under the ESPP. Such shares may be authorized but unissued Company common stock, treasury shares or common stock purchased on the open market.
In the event of any change affecting the number, class, or terms of the shares of Company common stock by reason of stock dividend, stock split, recapitalization, reorganization, merger, consolidation, spin-off, disaffiliation of a subsidiary or affiliate, combination of shares, exchange of shares, stock rights offering, or other similar event, or any distribution to the holders of shares of common stock other than a regular cash dividend, then the Committee, in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the ESPP, will, in such manner as it may deem equitable, adjust the number and class of common stock that may be delivered under the ESPP, the purchase price per share and the number of shares of common stock covered by each right under the ESPP that has not yet been exercised.

Administration
The ESPP will be administered by the Committee. The Committee may delegate some of its authority to a subcommittee or other persons or groups of persons to assist with the day-to-day administration of the ESPP. The Committee will have, among other authority, the authority to interpret the ESPP and, for purchase rights granted under the 423 Offering, to adopt such rules and regulations for administering the ESPP as it may deem necessary to comply with the requirements of Section 423 of the Internal Revenue Code, and to impose such terms and conditions under an offering as may be due and necessary to ensure that the offering complies with the requirements under ASC 718 that apply to employee stock purchase plan offerings intended to receive non-compensatory accounting treatment.
Eligibility
Generally, any individual in an employee-employer relationship with the Company or a Designated Company for income tax and employment tax withholding and reporting purposes, is eligible to participate in the ESPP. However, the Committee, in its discretion may determine on a uniform basis for an offering that employees shall not be eligible to participate if they: (i) have not completed at least two (2) years of service since their last hire date (or such lesser period of time as may be determined by the Committee in its discretion), (ii) customarily work not more than twenty (20) hours per week, (iii) customarily work not more than five (5) months per calendar year, (iv) are highly compensated employees within the meaning of Section 414(q) of the Internal Revenue Code, or (v) are highly compensated employees within the meaning of Section 414(q) of the Internal Revenue Code with compensation above a certain level or are officers subject to the disclosure requirements of Section 16(a) of the Exchange Act. As of February 28, 2017, approximately 6,918 employees would have met the eligibility requirements were the ESPP in effect and assuming that the Committee had selected each eligible subsidiary to participate in the ESPP and had not excluded any individual that is permitted to be excluded from participation.
No employee is eligible for the grant of any rights under the ESPP if, immediately after such grant, the employee would own stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any subsidiary of the Company (including any stock which such employee may purchase under all outstanding rights and options), nor will any employee be granted purchase rights to buy more than $25,000 worth of Company common stock (such limit to be determined based on the fair market value of the common stock on the date the purchase rights are granted) under the ESPP in any calendar year such rights are outstanding.
Eligible employees who are citizens or resident of a jurisdiction outside the U.S. may be excluded from participation in the ESPP if their participation is prohibited under local laws or if complying with local laws would cause a 423 Offering to fail to qualify under Section 423 of the Internal Revenue Code. In the case of a Non-423 Offering, an eligible employee may be excluded from participation in the ESPP or an offering if the Committee has determined that participation of such eligible employees is not advisable or practicable for any reason.
Offering Periods
The ESPP will be implemented by consecutive offering periods with a new offering period commencing on the first trading day of the relevant offering period and terminating on the last trading day of the relevant offering period. Unless and until the Committee determines otherwise in its discretion, each offering period will consist of four (4) purchase periods. Unless otherwise provided by the Committee, the first purchase period of an offering period will run from the first trading day of October through the last trading day of December, the second purchase period of the offering period will run from the first trading day of January through the last trading day of March, the third purchase period of the offering period will run from the first trading day of April through the last trading day of June, and the fourth purchase period of the offering period will run from the first trading day of July through the last trading day of September. The Committee will have the authority to establish additional or alternative sequential or overlapping offering periods, a different number of purchase periods within an offering period, or a different duration of offering periods with respect to future offerings, provided that no offering period may have a duration that exceeds 27 months. If the administrator establishes overlapping offering periods with more than one purchase period in each offering period where the purchase price is based on the lower of the fair market value of the common stock on the first trading day of the offering period and on the purchase date, the administrator will have the discretion to structure an offering period so that if the fair market value of the common stock on a purchase date is less than or equal to the fair market value of the common stock on the first trading day of the related offering period, then that offering period will terminate immediately and the participants in such terminated offering period will be automatically enrolled in a new offering period beginning on the first trading day of such new purchase period. The new offering period will have a duration of twenty-four months, unless a shorter or longer duration is established by the Committee within thirty calendar days following the start date of the new offering period.
Payroll Deductions/Enrollment
Except as otherwise provided by the Committee, up to a maximum of 10% of a participant’s “eligible pay” (which includes salary or wages (including 13th/14th month payments or similar concepts outside the United States), including any portion of such amounts voluntarily deferred or reduced by an eligible employee under any employee benefit plan or under any executive deferral plan of the Company, provided such amounts would not otherwise have been excluded had they not been deferred) may be contributed by payroll deductions toward the purchase price of the shares during each purchase interval within an offering period or if payroll deductions are not permitted under applicable local law, such other method of contribution as specified by the Committee under a Non-423 Offering. An eligible employee may elect to participate in an offering during an enrollment period. The enrollment applies only to the offering in which the employee elected to participate and will not continue in effect for future offering periods. A participant may elect to increase or decrease the rate of such contributions during any subsequent enrollment period by submitting the appropriate form online through the Company’s designated plan broker or to the Committee. The new rate will become effective on the first purchase period following the completion of the new enrollment form. During a purchase period, a participant may reduce his or her contribution rate, including to zero (0)%, to become effective as soon as possible after completing an amended enrollment form. The participant may not effect more than one such reduction per purchase period. All payroll deductions collected from a participant are credited to his or her account under the ESPP and deposited with the Company’s general funds, unless otherwise required under applicable local law.
Purchase Price
The purchase price per share at which shares of Company common stock are sold in an offering period under the ESPP will be 95% of the fair market value (as defined in the ESPP) of the shares of common stock on the purchase date (i.e., the last trading date of the purchase period). The Committee has the authority to establish a different purchase price for any 423 Offering or Non-423 Offering, provided that the purchase price applicable to a 423 Offering complies with the provisions of Section 423 of the Internal Revenue Code (e.g., purchase price that is not less than the lower of 85% of the fair market value on the first day of the offering period or last day of the purchase period). As of February 28, 2017, the fair market value of a share of the common stock was $33.66.
Purchase of Stock
Each purchase right will be automatically exercised on the applicable purchase date within the offering period, and shares of Company common stock will be purchased on behalf of each participant by applying the participant’s contributions for the offering ending on the purchase date to the purchase of whole shares at the purchase price in effect for that purchase date.
The maximum number of shares purchasable per participant during any single offering period may not exceed 1,000 shares, subject to adjustments in the event of certain changes in the Company’s capitalization.
Any payroll deductions not applied to the purchase of shares of common stock on any purchase date because they are not sufficient to purchase a whole share or because of the limitations imposed under the ESPP on the number of shares that may be purchased under the ESPP will be carried over to the next purchase period, except that if the purchase date is for the last purchase period in an offering period, any remaining amounts will be refunded to the participant without interest as soon as practicable.
Transferability
Rights granted under the ESPP are not transferable by a participant other than by will or by the laws of descent and distribution, and are exercisable during the participant’s lifetime only by the participant.
Withdrawals
A participant may withdraw from an offering by submitting the appropriate form online through the Company’s designated plan broker or to the Committee. A notice of withdrawal must be received by the last day of the month immediately preceding the month of the purchase date in order for such withdrawal to be effective during the current offering period. Upon receipt of such notice, automatic deductions of contributions on behalf of the participant will be discontinued commencing with the payroll period immediately following the effective date of the notice of withdrawal, and such participant may not again be eligible to participate in the ESPP until the next enrollment period. Amounts credited to the contribution account of any participant who withdraws by the last day of the month immediately preceding the month of the purchase date will be refunded, without interest, as soon as practicable.
Termination of Employment
Upon a participant ceasing to be an eligible employee for any reason prior to a purchase date, contributions for such participant will be discontinued and any amounts then credited to the participant’s contribution account shall be refunded, without interest, as soon as practicable, except as otherwise provided by the Committee.
Subject to the discretion of the Committee, if a participant is granted a paid leave of absence, payroll deductions on behalf of the participant will continue and any amounts credited to the participant’s contribution account may be used to purchase shares as provided under the ESPP. If a participant is granted an unpaid leave of absence, payroll deductions on behalf of the participant will be discontinued and no other contributions will be permitted (unless otherwise determined by the Committee or required by applicable law), but any amounts then credited to the participant’s contribution account may be used to purchase shares on the next applicable purchase date. Where the period of leave exceeds three (3) months and the participant’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated three (3) months and one (1) day following the commencement of such leave.
A participant whose employment transfers or whose employment terminates with an immediate rehire (with no break in service) by or between the Company or a Designated Company will not be treated as having terminated employment for purposes of participating in the ESPP or an offering; however, if a participant transfers from a 423 Offering to a Non-423 Offering, the exercise of the right will be qualified under the 423 Offering only to the extent that such exercise complies with Section 423 of the Internal Revenue Code. If a participant transfers from a Non-423 Offering to a 423 Offering, the exercise of the right will remain non-qualified under the Non-423 Offering.
Change in Control
In the event of a “Change in Control” (as defined in the ESPP), each outstanding right to purchase shares will be equitably adjusted and assumed an equivalent right to purchase shares substituted by the successor company. In the event that the successor corporation refuses to assume or substitute for the purchase right, or the successor corporation is not a publicly traded corporation, the offering period then in progress will be shortened by setting a new purchase date and will end on the new purchase date. The new purchase date will be before the date of the Company’s proposed Change in Control. The Committee will notify each participant in writing, at least ten (10) trading days prior to the new purchase date, that the purchase date for the participant’s purchase right has been changed to the new purchase date and that shares will be purchased automatically for the participant on the new purchase date, unless prior to such date the participant has withdrawn from the offering period.
Amendment and Termination of Plan
The Board or the Committee may amend the ESPP at any time, provided that, if stockholder approval is required pursuant to the Internal Revenue Code, securities laws or regulations, or the rules or regulations of the securities exchange on which the common stock is listed or traded, then no such amendment will be effective unless approved by the Company’s stockholders within such time period as may be required. The Board or the Committee may suspend the ESPP or discontinue the ESPP at any time, including shortening an offering period in connection with a spin-off or similar corporate event. Upon termination of the ESPP, all contributions will cease and all amounts then credited to a participant’s account will be equitably applied to the purchase of whole shares then available for sale, and any remaining amounts will be promptly refunded, without interest, to the participants.
U.S. Federal Income Tax Information
The following summary briefly describes U.S. federal income tax consequences of rights under the ESPP, but is not a detailed or complete description of all U.S. federal tax laws or regulations that may apply, and does not address any local, state or other country laws. Therefore, no one should rely on this summary for individual tax compliance, planning or decisions. Participants in the ESPP should consult their own professional tax advisors concerning tax aspects of rights under the ESPP. Nothing in this Proxy Statement is written or intended to be used, and cannot be used, for the purposes of avoiding taxpayer penalties. The discussion below concerning tax deductions that may become available to Chemours under U.S. federal tax law is not intended to imply that Chemours will necessarily obtain a tax benefit or asset from those deductions. Taxation of equity-based payments in other countries is complex, does not generally correspond to U.S. federal tax laws, and is not covered by the summary below.
423 Offering
Rights to purchase shares granted under the 423 Offering are intended to qualify for favorable federal income tax treatment associated with rights granted under an employee stock purchase plan which qualifies under the provisions of Section 423(b) of the Internal Revenue Code. Under these provisions, no income will be taxable to a participant until the shares purchased under the ESPP are sold or otherwise disposed of. If the shares are disposed of within two years from the stock purchase right grant date (i.e., the beginning of the offering period) or within one year from the purchase date of the shares, a transaction referred to as a “disqualifying disposition,” the participant will realize ordinary income in the year of such disposition equal to the difference between the fair market value of the stock on the purchase date and the purchase price. The amount of such ordinary income will be added to the participant’s basis in the shares, and any additional gain or resulting loss recognized on the disposition of the shares after such basis adjustment will be a capital gain or loss. A capital gain or loss will be long-term if the participant holds the shares for more than one year after the purchase date.
If the stock purchased under the ESPP is sold (or otherwise disposed of) more than two years after the stock purchase right grant date and more than one year after the stock is transferred to the participant, then the lesser of  (i) the excess of the sale price of the stock at the time of disposition over the purchase price, and (ii) the excess of the fair market value of the stock as of the first date of the offering period over the purchase price (determined as of the first date of the offering period) will be treated as ordinary income. If the sale price is less than the purchase price, no ordinary income will be reported. The amount of such ordinary income will be added to the participant’s basis in the shares, and any additional gain or resulting loss recognized on the disposition of the shares after such basis adjustment will be long-term capital gain or loss.
The Company generally will be entitled to a deduction in the year of a disqualifying disposition equal to the amount of ordinary income realized by the participant as a result of such disposition, subject to the satisfaction of any tax-reporting obligations. In all other cases, no deduction is allowed.
Non-423 Offering
If the purchase right is granted under the Non-423 Offering, then the amount equal to the difference between the fair market value of the stock on the purchase date and the purchase price will be treated as ordinary income at the time of such purchase. In such instances, the amount of such ordinary income will be added to the participant’s basis in the shares, and any additional gain or resulting loss recognized on the disposition of the shares after such basis adjustment will be a capital gain or loss. A capital gain or loss will be long-term if the participant holds the shares for more than one year after the purchase date.
The Company generally will be entitled to a deduction in the year of purchase equal to the amount of ordinary income realized by the participant as a result of such disposition, subject to the satisfaction of any tax-reporting obligations. For U.S. participants, FICA/FUTA taxes will be due in relation to ordinary income earned as a result of participation in the Non-423 Offering.
New Plan Benefits
As of the date of this Proxy Statement, no officer has been granted any rights under the proposed ESPP. Accordingly, the benefits to be received pursuant to the ESPP by the Company’s officers and employees are not determinable at this time.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL TO APPROVE THE CHEMOURS COMPANY EMPLOYEE STOCK PURCHASE PLAN.

Proposal 6 — STOCKHOLDER PROPOSAL

The International Brotherhood of DuPont Workers, P.O. Box 10, Waynesboro, VA 22980, the holder of 400 shares of Chemours common stock, has advised Chemours that it intends to introduce at the Annual Meeting the proposal and supporting statement quoted verbatim below.
For the reasons set forth by the Company in the section titled Chemours’ Statement in Opposition to Proposal 6, following the Proponent’s proposal and supporting statement, the Company disagrees with Proponent’s proposal and supporting statement.
RESOLVED: That the stockholders of The Chemours Company, assembled in annual meeting in person and by proxy, hereby recommend the following nonbinding proposal: that the Board of Directors prepare a report, to be made available to shareholders four months after the 2017 Annual Meeting, that shall review the compensation packages provided to senior executives of the Company and address the following.
1.
Comparison of compensation packages for senior executives with that provided to the lowest paid Company employees.

2.
Whether there should be a ceiling on compensation provided to senior executives so as to prevent the possibility of excessive compensation.

3.
Whether compensation of senior executives should be adjusted in a situation where there is a stated need for employees to be laid off from work.

Stockholders’ Statement
Pay for senior executives of Chemours is determined by its Board of Directors. According to the March 2016 proxy statement, members of the Board receive annual compensation ranging from $210,000 to $220,000 for their service on the Board.
Yet it does not appear that these members of the Board are required to attend any meetings or even participate in conference calls. Nor is it clear precisely what work, if any, is actually performed by any individual member of the Board.
Given this extraordinarily generous compensation provided to the members of the Board, is it any surprise that these same members have approved extraordinarily generous compensation for senior executives of Chemours? Can we just view this back and forth between the Board and senior executives as simply that of  “one hand washing the other”?
Not surprisingly, virtually nothing is said in the proxy statement regarding how the employees of Chemours — those who are not executives — are compensated. This failure is no surprise given that over the past year employees have been granted the most minimal of wage increases — averaging about 2% — and have experienced the Company eliminating its 3% contribution to each employee’s savings and investment plan.
This proposal seeks to have the Board address these issues of compensation, issues involving not just the compensation of executives, but also how executives are compensated in relation to how non-executive employees of this company are compensated.
If you AGREE with this proposal, please mark your proxy FOR this resolution.

Chemours’ Statement in Opposition to Proposal 6

The Board unanimously recommends a vote “AGAINST” the stockholder proposal.
After careful consideration, and for the reasons set forth below, the Board believes it is not in the best interests of Chemours or its stockholders for the Board to engage in the proposal’s requested review and report.
Chemours’ executive compensation philosophy supports long-term stockholder value and drives fairness and consistency across the Company.
Our employees have a wide range of responsibilities, and we believe that all of our employees make contributions that are important to our success. We are committed to paying our employees fairly in accordance with their job responsibilities, their performance in those jobs and their ability to contribute to our overall success, taking into account competitive and market factors.
Within this overall framework, compensation for employees at different levels within Chemours is determined based on different factors. As discussed in more detail under “Executive Compensation Pay Mix and Link to Pay for Performance” in this Proxy Statement, the executive compensation framework for NEOs is purposely different from that for other employees, as NEOs realize the greatest rewards through the achievement of corporate objectives. This approach aligns the pay outcomes of executives with company performance and stockholder interests. Exemplifying the strong link between NEO pay and company performance, for fiscal year 2016, 85% of the CEO’s target compensation and 68% of the other NEOs’ target compensation, on average, was variable based on the achievement of performance measures. Accordingly, the total compensation program for senior executives emphasizes at-risk incentive pay and, therefore, fluctuates with financial results and stock price, whereas other employees may experience less volatility in compensation.
The proposal suggests that a disparity between NEO pay and the pay to other Company employees may indicate that management has undue influence on the Board. Chemours has established governance processes that are reflected in the Company’s Corporate Governance Guidelines and the various Board Committee charters, including policies and processes designed to ensure the independence of Chemours’ non-employee directors. These policies and charters are available on the Chemours website at https://investors.chemours.com/investor-relations/corporate-governance/default.aspx. In addition, in accordance with the expectations set forth in the Corporate Governance Guidelines, all directors attended over 75% of the Board meetings and meetings of the Committees on which they served. A description of the Board’s corporate governance practices and each Committee’s responsibilities may be found under “Corporate Governance” and “Board Structure and Committee Composition” in this Proxy Statement.
Our Compensation Committee has responsibility for overseeing Chemours’ executive compensation programs and for approving the compensation of the NEOs, and in regards to our CEO, recommends CEO compensation to our Board for approval. Accordingly, the Compensation Committee is best positioned to determine what factors should be considered when making decisions on executive pay and to implement executive compensation practices that are aligned with the interests of our stockholders and our pay-for-performance philosophy. The Compensation Committee has developed a compensation program for NEOs that it believes best serves stockholder interests and which has received support from stockholders, as described below.
Chemours’ executive compensation program and pay-for-performance philosophy is carefully designed to attract, retain and motivate executive talent.
Chemours competes for executive talent and must provide competitive compensation and benefits to attract and retain talented employees, as well as to reward for strong business and financial results. As discussed in more detail under “Executive Compensation Philosophy and Objectives” in this Proxy Statement, Chemours’ executive compensation programs currently reward high-performing executive talent for sustained, strong business and financial results. Chemours believes that adoption of the review and report requested by the proponent does not serve to enhance a compensation decision-making process that is focused on the enhancement of long-term shareholder value, taking into account best practices, market competitiveness and the Company’s strategic, operational and financial goals. Implementation of the proposal may ultimately result in loss of executive talent or significantly hinder the Company’s ability to be competitive in the global market for talent.

Stockholders have demonstrated their support for Chemours’ executive compensation programs.
At the 2016 Annual Meeting, stockholders expressed strong support for the Company’s executive compensation programs, with more than 94% of votes cast approving executive compensation practices and disclosure. Stockholders expressed their support following review of the information necessary to understand and assess the compensation decisions made with respect to NEOs, and the firm as a whole, including through the “Executive Compensation Philosophy and Pay Elements” and the “Compensation Discussion and Analysis” in this Proxy Statement.
Chemours believes this Proxy Statement provides more meaningful information for stockholders about the compensation paid to our executives than the analysis and report requested by this proposal. The Proxy Statement includes a detailed discussion of our compensation objectives and methods, including the process by which compensation decisions are made in the context of the Chemours business, which is large, operationally complex and global. Additionally, in 2018, as will then be required by SEC rules, use of the ratio of our CEO’s pay to that of our median employee would be required. Given the extensive compensation-related disclosure already provided to our stockholders, the requested review and report would divert our resources and attention while providing stockholders with little or no incremental information.

THE BOARD RECOMMENDS THAT YOU VOTE “AGAINST” THIS STOCKHOLDER PROPOSAL.

Certain relationships and transactions
The Board has adopted “Policies and Procedures for Transactions with Related Persons” to assist it in reviewing, approving and ratifying related person transactions and to assist the Company in preparing the disclosures that the rules and regulations of the SEC require to be included in the Company’s applicable SEC filings. Pursuant to the policies and procedures, any reported transaction between the Company and a “Related Person” that may qualify as a “Related Person Transaction” will be referred to the Nominating and Corporate Governance Committee or any other committee comprised of independent directors designated by the Board.
The Nominating and Corporate Governance Committee (or its Chair, under some circumstances) will determine whether to approve, ratify, disapprove or reject any Related Person Transaction following consideration of all relevant factors, including, without limitation, the following: (i) the commercial reasonableness of the transaction; (ii) the materiality of the Related Person’s direct or indirect interest in the transaction; (iii) whether the transaction may involve a conflict of interest, or the appearance of one; (iv) whether the transaction was in the ordinary course of business; (v) the benefits to the Company; (vi) the availability of other sources for comparable products or services; and (vii) the impact of the transaction on the Related Person’s independence under the Company’s Corporate Governance
Guidelines and applicable regulatory and listing standards. Related Person Transactions will be approved or ratified only if they are determined to be in the best interests of the Company and its stockholders.
If a Related Person Transaction that has not been previously approved or ratified is discovered, the Related Person Transaction will be presented to the Nominating and Corporate Governance Committee for ratification. If the Nominating and Corporate Governance Committee does not ratify the Related Person Transaction, then the Company will ensure all appropriate disclosures regarding the transaction are made and, if appropriate, take all reasonable actions to attempt to terminate the Company’s participation in the transaction.
It is expected that the Company and its subsidiaries may purchase products and services from and/or sell products and services to companies of which certain of the Company’s directors or executive officers, or their immediate family members, are employees. Chemours carries out transactions with these entities on customary terms, and, in many instances, the Company’s directors and executive officers may not be aware of them. To the Company’s knowledge, since the beginning of fiscal year 2016, no related person has had a material interest in any of the Company’s business transactions or relationships.

general Information about the meeting
Q.
Why am I being asked to review these materials?

A.
The Board is soliciting proxies for use at the Annual Meeting of Stockholders to be held on April 26, 2017, beginning at 10:00 a.m. Eastern Time, in the Caesar Rodney Ballroom at The Westin Hotel, Located at 818 Shipyard Drive, Wilmington, DE 19801. In order to solicit your proxy, the Company must furnish you with this Proxy Statement, which contains information about the proposals to be voted upon at the Annual Meeting. As a Company stockholder, you are invited to attend the Annual Meeting and are entitled and encouraged to vote on the proposals described in this Proxy Statement. This Proxy Statement and the Company’s Annual Report to Stockholders are first being mailed to the Company’s stockholders and made available on the Internet on or about March 13, 2017.

Q.
Why am I being asked to review materials online?

A.
In accordance with rules and regulations adopted by the SEC, instead of mailing a printed copy of the Company’s proxy materials to each stockholder, the Company is furnishing proxy materials, including this Proxy Statement and Annual Report to Stockholders, by providing access on the Internet rather than mailing printed copies of the materials. Most stockholders will not receive printed copies of the proxy materials unless they request them. Instead, a Notice of Internet Availability of Proxy Materials (the “Notice”) has been sent to most of the Company’s stockholders with instructions on how to access and review the proxy materials on the Internet. The Notice also provides instructions on how you may submit your proxy on the Internet. If you would like to receive a paper or email copy of the Company’s proxy materials, please follow the instructions for requesting such materials in the Notice.

Q.
How does the Board recommend I vote on the proposals described in this Proxy Statement?

A.
The Board recommends that you vote “FOR” each of the director nominees to the Board (Proposal 1), “FOR” approval of the compensation of the named executive officers (Proposal 2), “FOR” ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm (Proposal 3), “FOR” approval of the Company’s 2017 Equity and Incentive Plan (Proposal 4), “FOR” approval of the Company’s Employee Stock Purchase Plan (Proposal 5), and “AGAINST” the stockholder proposal requesting a report on executive compensation (Proposal 6).
Q.
Who may vote at the meeting?

A.
Only holders of Chemours common stock at the close of business on February 28, 2017 (the “Record Date”) are entitled to vote at the Annual Meeting. Each outstanding share of common stock is entitled to one vote. On the Record Date, there were 183,901,103 shares of Chemours common stock outstanding and entitled to vote.

Q.
How do I vote?

A.
You may vote your shares in advance using any of the following alternatives:

VIA INTERNET at www.AALvote.com/cc
BY TELEPHONE by dialing 1-866-804-9616.
BY MAIL by completing and mailing in a paper proxy card, as outlined in the Notice.
IN PERSON at the Annual Meeting.
If your shares are registered directly in your own name with the Company’s transfer agent, Computershare Trust Company, N.A., you are considered a “stockholder of record” with respect to those shares, and the Notice has been sent directly to you.
If, like most stockholders of the Company, you hold your shares through a broker, bank or other nominee, you are considered a “beneficial owner” of those shares, holding the shares in “street name.” If you are a beneficial owner of shares, you will receive instructions from your broker or other nominee describing how to vote your shares. To vote at the Annual Meeting, beneficial owners will need to contact the broker, trustee or nominee that holds their shares to obtain a “legal proxy” to bring to the meeting.
Q.
What is the deadline for voting if I do not plan to attend the Annual Meeting?

A.
You may vote via the Internet or by telephone until 11:59 p.m., Eastern Time, on April 25, 2017, or the Company’s agent must receive your paper proxy card by mail on or before April 25, 2017.

If your shares are held in “street name,” please refer to the voting instructions from your broker, trustee or other nominee.
Q.
If I provide voting instructions and/or grant my proxy, who will vote my shares at the Annual Meeting and how will they vote my shares?

A.
Mark E. Newman and David C. Shelton are officers of the Company and were named by the Board as proxy holders. They will vote all proxies, or record an abstention or withholding, in accordance with the directions on the proxy. If no contrary direction is given, the shares will be voted as recommended by the Board.

Q.
Who will count the votes?

A.
A representative of Alliance Advisors, LLC, an independent tabulator, will count the vote and act as the inspector of election.

Q.
Can I change my vote after I have delivered my proxy?

A.
Yes. A subsequent vote by any means will change your prior vote.

Q.
Can I revoke a proxy?

A.
Yes. A stockholder of record may revoke a properly executed proxy at any time before its exercise by submitting a letter addressed to, and received by, the Corporate Secretary of the Company, by delivering later dated proxy instructions or by voting in person at the meeting. Beneficial owners cannot revoke their proxies in person at the Annual Meeting because the actual registered stockholders — the broker, bank or other nominees — will not be present. Beneficial owners who wish to vote at the Annual Meeting must obtain a legal proxy from their broker, bank or other nominee.

Q.
What does it mean if I receive more than one Notice, proxy or voting instruction card?

A.
It means your shares are registered differently or are in more than one account. For all Notices you receive, please enter your vote by Internet for each control number you have been assigned. If you received paper copies of proxy materials, please provide voting instructions for all proxy and voting instruction cards you receive. The Company encourages you to register all your accounts in the same name and address. Registered stockholders may contact the Company’s transfer agent, Computershare Trust

Company, N.A. (“Computershare”), at P.O. Box 30170, College Station, TX 77842; (866) 478-8569. Beneficial owners holding Chemours common stock through a broker, bank or other nominee should contact their broker, bank or nominee and request consolidation of their accounts.
Q.
What is a quorum? Why is a quorum required?

A.
Return of your proxy is important because a quorum is required for the Company stockholders to conduct business at the meeting. The presence at the meeting, in person or by proxy, of the holders of shares having a majority of the voting power represented by all issued and outstanding shares entitled to vote on the record date will constitute a quorum, permitting the Company to conduct the business of the meeting. Proxies received but marked as abstentions, if any, will be included in the calculation of the number of shares considered to be present at the meeting for quorum purposes. Because this proxy includes a “routine” management proposal, shares represented by “broker non-votes” will be counted in determining whether there is a quorum present. If there is not a quorum present at the Annual Meeting, the Company will be forced to reconvene the Annual Meeting at a later date.

Q.
How will votes be counted on shares held through brokers?

A.
If you are a beneficial owner and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. Brokers are not entitled to vote on the election of directors, or the advisory proposal to approve the compensation of the Company’s named executive officers unless the brokers receive voting instructions from the beneficial owner. The shares of a stockholder whose shares are not voted because of a broker non-vote on a particular matter will be counted for purposes of determining whether a quorum is present at the Annual Meeting so long as the stockholder is represented by proxy. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered present and entitled to vote on that proposal. Thus, broker non-votes will not affect the outcome of any matter being voted on at the Annual Meeting, assuming that a quorum is obtained. Brokers will be permitted to vote without voting instructions on the ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm, assuming that a quorum is obtained.
Q.
How many votes are needed elect the director nominees and approve each of the proposals?

A.
Proposal	Vote Required	Broker Discretionary Voting Allowed?
Election of Directors	Majority of Votes Cast	No
Ratification of PwC	Majority of Votes Represented and Entitled to Vote	Yes
Advisory Approval of Executive Compensation	Majority of Votes Represented and Entitled to Vote	No
Approval of 2017 Plan	Majority of Votes Represented and Entitled to Vote	No
Approval of ESPP	Majority of Votes Represented and Entitled to Vote	No
Stockholder Proposal	Majority of Votes Represented and Entitled to Vote	No
Other than for the election of directors, the Company’s Bylaws require the proposals to be approved by a majority of votes represented at the meeting and entitled to vote on the proposals. As a result, abstentions have the same effect as votes “against” those proposals. In addition, NYSE listing standards require the 2017 Plan and the ESPP to be approved by a majority of the votes cast. “Votes cast” for NYSE purposes consist of votes “for” or “against,” as well as abstentions. As a result, abstentions have the effect of a vote “against” approval of the 2017 Plan and ESPP for NYSE purposes. The NYSE voting standard has the same effect as the voting standard under the Bylaws described above. For the election of directors, under the Bylaws, the number of votes cast “for” a nominee must exceed the number of votes cast “against” the nominee for the nominee to be elected as a director. Abstentions have no effect on the election of directors.
Q.
Where can I find voting results of the Annual Meeting?

A.
Chemours will announce preliminary general voting results at the meeting and publish final detailed voting results on a Current Report on Form 8-K that Chemours will file with the SEC within four business days after the meeting.

Q.
Who will bear the cost for soliciting votes for the Annual Meeting?

A.
Chemours will bear all expenses in conjunction with the solicitation of the enclosed proxy, including the charges of brokerage houses and other custodians, nominees or fiduciaries for forwarding documents to security owners and the fee to Innisfree M&A Incorporated (“Innisfree”), who will help the Company solicit proxies. Chemours anticipates that the fee to Innisfree will be approximately $12,500, plus expenses. In addition, proxies may be solicited by mail, email, in person, or by telephone or fax by certain of the Company’s directors, officers and other employees.

Q.
Who may attend the Annual Meeting? What is the process for attending the Annual Meeting?

A.
If you plan to attend the Annual Meeting, you must be a holder of Company shares as of the Record Date of February 28, 2017, and obtain an admission ticket in advance. Tickets will be available to registered and beneficial owners. You can request an admission ticket from Chemours Investor Relations by calling (302) 773-3291 or by e-mailing annualmeeting@chemours.com. You must bring your admission ticket to the Annual Meeting to ensure access to the meeting.

Requests for admission tickets will be processed in the order in which they are received and must be requested no later than 5:00 p.m. Eastern time on April 19, 2017. Please note that seating is limited. As a result, Chemours is not able to admit the guests of either stockholders or their legal proxy holders. Requests for tickets will be accepted on a first-come, first-served basis.
On the day of the meeting, each stockholder will be required to present: a valid picture identification such as a driver’s license or passport, a copy of your brokerage statement (if you hold your shares in street name) and your admission ticket. You may be denied admission if you do not provide this information. Registration will begin at 9:00 a.m. Eastern time and the Annual Meeting will begin at 10:00 a.m. Eastern time. Cameras (including cell phones with photographic capabilities), recording devices and other electronic devices will not be permitted at the meeting. You will be required to enter through a security check point before being granted access to the meeting.
Q.
Can I access future annual meeting materials through the Internet rather than receiving them by mail?

A.
Yes.

Stockholders of record can sign up for electronic delivery at www.allianceproxy.com/chemours/2017. If you vote through the Internet, you can also sign up for electronic delivery by following the instructions that appear after you finish voting. You will receive an e-mail next year containing links to the Company’s Annual Report to Stockholders and the Proxy Statement for the Company’s 2018 Annual Meeting.
Beneficial owners may also have the opportunity to receive copies of these documents electronically. Please check the information provided in the proxy materials mailed to you by your broker or other nominee regarding the availability of this service. This procedure reduces the printing costs and fees the Company incurs in connection with the solicitation of proxies.
Q.
What is “householding”?

A.
As permitted by SEC rules, the Company has adopted a procedure called “householding,” under which multiple stockholders who have the same address will receive a single Notice and, if applicable, a single set of annual report and other proxy materials, unless one or more of these stockholders notifies the Company that they wish to continue receiving individual copies. Stockholders who participate in householding will continue to receive separate proxy cards. This procedure can result in significant savings to the Company by reducing printing and postage costs.
If you are a registered holder and would like to participate in householding, or if you participate in householding and would like to receive a separate set of proxy materials, please contact Alliance Advisors, LLC by calling 1-877-777-2857 or by e-mailing requests@viewproxy.com. Beneficial owners should contact their broker or other nominee for information about householding.
Q.
How can I communicate with the Company’s Board?

A.
Stockholders and other interested parties may send communications to the Board in care of the Corporate Secretary, The Chemours Company, 1007 Market Street, Wilmington, Delaware 19899. Please indicate whether your message is for the Board as a whole, a particular group or committee of directors, or an individual director.

Q.
What if I have additional questions?

A.
If you have additional questions about the Annual Meeting or any of the information presented in this Proxy Statement, you may direct your questions to Chemours Investor Relations at annualmeeting@chemours.com, or call (302) 773-3291.

Web links throughout this document are provided for convenience only, and the content on the referenced websites does not constitute a part of this Proxy Statement.

Other Information
Other Business that May Come Before the Meeting

The Company does not intend to bring any other business before the Annual Meeting for action and has not been notified of any other business proposed to be brought before the Annual Meeting. However, if any other business should be properly presented for action, it is the intention of the persons named on the proxy card to vote in accordance with their judgment on such business.

2018 Annual Meeting of Stockholders

Procedures for Submitting Stockholder Proposals and Nominations
If you want to include a stockholder proposal in the Proxy Statement for the Company’s 2018 Annual Meeting of Stockholders, your stockholder proposal must be delivered to the Company not later than November 13, 2017 and it must satisfy the rules and regulations of the SEC to be eligible for inclusion in the Proxy Statement for that meeting. If the date of the Company’s 2018 Annual Meeting of Stockholders changes by more than 30 days from the date that is the first anniversary of the 2017 Annual Meeting, then the deadline is a reasonable time before the Company begins to print and mail proxy materials for the 2018 Annual Meeting.
If you want to submit a stockholder proposal for the Company’s 2018 Annual Meeting of Stockholders and you do not require that the proposal be included in the Company’s proxy materials or want to submit a director nomination, your stockholder proposal or director nomination must be delivered to the Company not earlier than December 27, 2017 and not later than January 26, 2018. However, if the date of the 2018 Annual Meeting changes by more than 30 days from the date that is the first anniversary of the 2017 Annual Meeting, then any stockholder proposal must be received no later than the close of business on the tenth day following the date of public disclosure of the date of such meeting. Your notice must also include the information required by the Company’s Bylaws.
All stockholder proposals and director nominations must be delivered to the Company at the following address: The Chemours Company, 1007 Market Street, Wilmington, DE 19899, Attention: Corporate Secretary.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers and the beneficial holders of more than 10% of Chemours common stock to file reports of ownership and changes in ownership with respect to Chemours common stock with the SEC and to furnish copies of these reports to the Company. Based on a review of these reports and written representations from the
Company’s directors and executive officers that no other reports were required, all Section 16(a) filing requirements were met during fiscal year 2016, except for a Form 4 filing for each of the Company’s Section 16 officers due on February 8, 2016 and filed on February 12, 2016 to report shares withheld for tax obligations upon the vesting of RSUs.

Annual Report on Form 10-K

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, including the financial statements and schedules and a list of all exhibits, will be supplied without charge to any stockholder upon written request sent to The Chemours Company, 1007 Market Street,
Wilmington, DE 19899, Attention: Director – Investor Relations. Exhibits to the Form 10-K are available for a reasonable fee. You may also view the Annual Report on Form 10-K and its exhibits on-line at the SEC website at www.sec.gov or on the Company’s website at www.investors.chemours.com.

IMPORTANT

The interest and cooperation of all stockholders in the affairs of Chemours are considered to be of great importance by Chemours. Even if you expect to attend the Annual Meeting, it is requested that, whether your share holdings are large or small, you promptly vote by telephone, through the Internet or by mail.

Appendix A
THE CHEMOURS COMPANY
2017 EQUITY AND INCENTIVE PLAN

Chemours Company
2017 Equity and Incentive Plan
1.   PURPOSE; TYPES OF AWARDS; CONSTRUCTION.
The purposes of the Chemours Company 2017 Equity and Incentive Plan are to attract, motivate and retain (a) employees of the Company and any Subsidiary and Affiliate, (b) nonemployee directors of the Company, any Subsidiary or any Affiliate and (c) independent contractors who provide significant services to the Company, any Subsidiary or Affiliate. The Plan is also designed to encourage stock ownership by such individuals, thereby aligning their interest with those of the Company’s stockholders and to permit the payment of compensation that qualifies as performance-based compensation under Section 162(m) of the Code. Pursuant to the provisions hereof, there may be granted stock options (including “incentive stock options” and “nonqualified stock options”), and other stock-based awards, including but not limited to restricted stock, restricted stock units, dividend equivalents, performance units, stock appreciation rights (payable in cash or shares) and other long-term stock-based or cash-based Awards. Notwithstanding any provision of the Plan, to the extent that any Award would be subject to Section 409A of the Code, no such Award may be granted if it would fail to comply with the requirements set forth in Section 409A of the Code and any regulations or guidance promulgated thereunder.
2.   DEFINITIONS.
For purposes of the Plan, the following terms shall be defined as set forth below:
(a)
“Affiliate” means an affiliate of the Company, as defined in Rule 12b-2 promulgated under Section 12 of the Exchange Act.

(b)
“Award” means individually or collectively, a grant under the Plan of Options, Restricted Stock, Restricted Stock Units, Other Stock-Based Awards or Other Cash-Based Awards.

(c)
“Award Terms” means any written agreement, contract, or other instrument or document evidencing an Award.

(d)
“Beneficial Owner” shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

(e)
“Board” means the Board of Directors of the Company.

(f)
“Cause” shall have the meaning set forth in the Grantee’s employment or other agreement with the Company, any Subsidiary or any Affiliate, if any, provided that if the Grantee is not a party to any such employment or other agreement or such employment or other agreement does not contain a definition of Cause, then Cause shall mean (i) the willful and continued failure of the Grantee to perform substantially the Grantee’s duties with the Company or any Subsidiary or Affiliate (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to the Grantee by the employing Company, Subsidiary or Affiliate that specifically identifies the alleged manner in which the Grantee has not substantially performed the Grantee’s duties, or (ii) the willful engaging by the Grantee in illegal conduct or misconduct that is injurious to the Company or any Subsidiary or Affiliate, including without limitation any breach of the Company’s Code of Business Conduct or other applicable ethics policy.

(g)
“Change in Control” shall have the meaning set forth in Section 7(d) hereof.

(h)
“Code” means the Internal Revenue Code of 1986, as amended from time to time.

(i)
“Committee” means the Compensation Committee of the Board. Unless otherwise determined by the Board, the Committee shall be comprised solely of directors who are (a) “nonemployee directors” under Rule 16b-3 of the Exchange Act, (b) “outside directors” under Section 162(m) of the Code and (c) “independent directors” pursuant to New York Stock Exchange requirements.

(j)
“Company” means The Chemours Company, a corporation organized under the laws of the State of Delaware, or any successor corporation.

(k)
“Covered Employee” shall have the meaning set forth in Section 162(m)(3) of the Code.

(l)
“Disability” means that a Grantee is considered to be disabled within the meaning of the Company’s long-term disability plan.

(m)
“Effective Date” means April 26, 2017.

(n)
“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and as now or hereafter construed, interpreted and applied by regulations, rulings and cases.

(o)
“Excise Tax” shall have the meaning set forth in Section 7(d) hereof.

(p)
“Fair Market Value” means, with respect to Stock or other property, the fair market value of such Stock or other property determined by such methods or procedures as shall be established from time to time by the Committee. Unless otherwise determined by the Committee in good faith, the per share Fair Market Value of Stock as of a particular date shall mean, (i) the closing sales price per share of Stock on the national securities exchange on which the Stock is principally traded, or (ii) if the shares of Stock are then traded in an over-the-counter market, the average of the closing bid and asked prices for the shares of Stock in such over-the-counter market for the last preceding date on which there was a sale of such Stock in such market, or if the shares of Stock are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Committee, in its sole discretion, shall determine in good faith.

(q)
“Good Reason” shall have the meaning set forth in the Grantee’s employment or other agreement with the Company, any Subsidiary or any Affiliate, if any, provided that if the Grantee is not a party to any such employment or other agreement or such employment or other agreement does not contain a definition of Good Reason, then Good Reason shall mean (i) a material diminution in the Grantee’s base compensation, (ii) a material diminution in the Grantee’s authority, duties, or responsibilities, or (iii) a material adverse change in the geographic location at which the Grantee must perform his/her services for the Company.

(r)
“Grantee” means an individual who, as an employee of or independent contractor or nonemployee director with respect to the Company, a Subsidiary or an Affiliate, has been granted an Award under the Plan.

(s)
“ISO” means any Option intended to be and designated in the applicable Award Terms as an incentive stock option within the meaning of Section 422 of the Code.

(t)
“NQSO” means any Option that is not designated as an ISO in the applicable Award Terms.

(u)
“Option” means a right, granted to a Grantee under Section 6(b)(i), to purchase shares of Stock. An Option may be either an ISO or an NQSO.

(v)
“Other Cash-Based Award” means an Award granted to a Grantee under Section 6(b)(iv) hereof, including cash awarded as a bonus or upon the attainment of Performance Goals or otherwise as permitted under the Plan.

(w)
“Other Stock-Based Award” means an Award granted to a Grantee pursuant to Section 6(b)(iv) (and to the extent applicable Section 6(b)(i)) hereof, that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock including but not limited to performance units, Stock Appreciation Rights (payable in cash or shares) or dividend equivalents, each of which may be subject to the attainment of Performance Goals or a period of continued employment or other terms and conditions as permitted under the Plan.

(x)
“Performance-Based Compensation” shall mean compensation qualifying as “performance-based compensation” under Section 162(m) of the Code.

(y)
“Performance Goals” means performance goals based on one or more of the following criteria: (i) earnings, including operating income, earnings before or after taxes, interest, depreciation, amortization, and/or extraordinary or special items or book value per share (which may exclude nonrecurring items); (ii) pre-tax income or after-tax income; (iii) earnings per common share (basic or diluted); (iv) operating profit; (v) revenue, revenue growth or rate of revenue growth; (vi) return on assets (gross or net), return on investment, return on capital, or return on equity; (vii) returns on sales or revenues; (viii) operating expenses; (ix) stock price appreciation; (x) cash flow, free cash flow, cash flow return on investment (discounted or otherwise), return on invested capital (before or after taxes), net cash provided by operations, or cash flow net of capital expenditures; (xi) implementation or completion of critical projects or processes; (xii) economic value created; (xiii) cumulative earnings per share growth; (xiv) operating margin or profit margin; (xv) common stock price or total stockholder return; (xvi) cost targets, reductions and savings, productivity and efficiencies; (xvii) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, geographic business expansion, customer satisfaction, employee satisfaction, human resources management, supervision of litigation, information technology, and goals relating to acquisitions, divestitures, joint ventures and similar transactions, and budget comparisons; (xviii) personal professional objectives, including any of the foregoing performance goals, the implementation of policies and plans, the negotiation of transactions, the development of long-term business goals, formation of joint ventures, research or development collaborations, and the completion of other corporate transactions; and (xix) any combination of, or a specified increase in, any of the foregoing. Where applicable, the Performance Goals may be expressed in terms of attaining a specified level of the particular criteria or the attainment of a percentage increase or decrease in the particular criteria, and may be applied to one or more of the Company, a Subsidiary or Affiliate, or a division or strategic business unit of the Company, or may be applied to the performance of the Company relative to a market index, a group of other companies or a combination thereof, all as determined by the Committee. The Performance Goals may include a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be made (or specified vesting will occur), and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur). Any Performance Goals that are financial metrics, may be determined in accordance with United States Generally Accepted Accounting Principles (“GAAP”) or may be adjusted when established (or to the extent permitted under Section 162(m) of the Code, at any time thereafter) to include or exclude any items otherwise includable or excludable under GAAP. To the extent an Award is intended to satisfy the performance-based compensation exception to the limits of Section 162(m) of the Code and then to the extent consistent with such exception, the Committee shall have the authority to make equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting the Company or any Subsidiary or Affiliate or the financial statements of the Company or any Subsidiary or Affiliate, in response to changes in applicable laws or regulations, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles. For the avoidance of doubt, with respect to Awards (including any related dividends or dividend equivalents) which are not intended to satisfy the performance-based compensation exception to the limits of Section 162(m) of the Code, “Performance Goals” may be based on these or such other performance measures as the Committee may determine.
(z)
“Person” shall have the meaning set forth in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof and the rules thereunder, except that such term shall not include (1) the Company or any Subsidiary corporation, (2) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary corporation, (3) an underwriter temporarily holding securities pursuant to an offering of such securities, or (4) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

(aa)
“Plan” means this Chemours Company 2017 Equity and Incentive Plan, as amended from time to time.

(bb)
“Plan Year” means a calendar year.

(cc)
“Prior Plan” means The Chemours Company Equity and Incentive Plan, effective July 1, 2015.

(dd)
“Replacement Awards” means Awards issued in assumption of or substitution for awards granted under equity-based incentive plans sponsored or maintained by an entity with which the Company engages in a merger, acquisition or other business transaction, pursuant to which awards relating to interests in such entity (or a related entity) are outstanding immediately prior to such merger, acquisition or other business transaction. Except as provided in Section 5, for all purposes hereunder, Replacement Awards shall be deemed Awards.

(ee)
“Restricted Stock” means an Award of shares of Stock to a Grantee under Section 6(b)(ii) that may be subject to certain restrictions and to a risk of forfeiture.

(ff)
“Restricted Stock Unit” means a right granted to a Grantee under Section 6(b)(iii) of the Plan to receive Stock or cash at the end of a specified period, which right may be subject to the attainment of Performance Goals in a period of continued employment or other terms and conditions as permitted under the Plan.

(gg)
“Rule 16b-3” means Rule 16b-3, as from time to time in effect promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act, including any successor to such Rule.

(hh)
“Stock” means shares of common stock, par value $0.01 per share, of the Company.

(ii)
“Stock Appreciation Right” or “SAR” means an Other Stock-Based Award, payable in cash or stock, that entitles a Grantee upon exercise to the excess of the Fair Market Value of the Stock underlying the Award over the base price established in respect of such Stock.

(jj)
“Subsidiary” means any corporation in an unbroken chain of corporations beginning with the Company if, at the time of granting of an Award, each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

(kk)
“Total Payments” shall have the meaning set forth in Section 7(d) hereof.

3.
ADMINISTRATION.

(a)
The Plan shall be administered by the Committee or, at the discretion of the Board, the Board, provided that any Award to the Chairman of the Board shall be subject to ratification by the Board. In the event the Board is the administrator of the Plan, references herein to the Committee shall be deemed to include the Board. The Board may from time to time appoint a member or members of the Committee in substitution for or in addition to the member or members then in office and may fill vacancies on the Committee however caused. The Committee shall choose one of its members as chairman and shall hold meetings at such times and places as it shall deem advisable. A majority of the members of the Committee shall constitute a quorum and any action may be taken by a majority of those present and voting at any meeting. Subject to applicable law, the Board may delegate to one or more officers, acting alone or together with one or more members of the Board, authority to grant Awards to employees who are not subject to potential liability under Section 16(b) of the 1934 Act with respect to transactions involving equity securities of the Company at the time any such delegated authority is exercised, subject however to prescribed limits set forth in the resolution of the Board delegating such authority.

(b)
The decision of the Committee as to all questions of interpretation and application of the Plan shall be final, binding and conclusive on all individuals and entities. The Committee shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the power and authority either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including without limitation, the authority to grant Awards, to determine the individuals to whom and the time or times at which Awards shall be granted, to determine the type and number of Awards to be granted, the number of shares of Stock to which an Award may relate and the terms, conditions, restrictions and Performance Goals relating to any Award; to determine Performance Goals no later than such time as is required to ensure that an underlying Award which is intended to qualify as Performance-Based Compensation so qualifies; to determine whether, to what extent, and under what circumstances an Award may be settled, canceled, forfeited, accelerated, exchanged, or surrendered; to make adjustments in the terms and conditions (including Performance Goals) applicable to Awards; to construe and interpret the Plan and any Award; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the Award Terms (which need not be identical for each Grantee); and to make all other determinations deemed necessary or advisable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award Terms granted hereunder in the manner and to the extent it shall deem expedient to carry the Plan into effect and shall be the sole and final judge of such expediency. No Board or Committee member (or any individual to whom the Committee’s authority hereunder is delegated) shall be liable for any action or determination made with respect to the Plan or any Award. Notwithstanding anything herein to the contrary, except as provided in Section 5(c), without first obtaining approval of the Company’s stockholders, (i) the exercise price of outstanding Options and base price of outstanding SARs may not be reduced, (ii) Options and SARs may not be cancelled and replaced with Options or SARs with a lower exercise price or base price, (iii) Options and SARs with an exercise or base price that is equal to or in excess of the Fair Market Value of the underlying share of Stock may not be purchased from Grantees for cash or other securities, and (iv) outstanding Options or SARs may not otherwise be amended or modified in a manner that would be treated as a “repricing” under the then applicable rules, regulations or listing requirements adopted by the New York Stock Exchange.
4.
ELIGIBILITY.

(a)
Awards may be granted to officers, employees, nonemployee directors and independent contractors of the Company or of any of its Subsidiaries and Affiliates; provided, that ISOs shall be granted only to employees (including officers and directors who are also employees) of the Company, its parent or any of its Subsidiaries.

(b)
No ISO shall be granted to any employee of the Company, its parent or any of its Subsidiaries if such employee owns, immediately prior to the grant of the ISO, stock representing more than 10% of the voting power or more than 10% of the value of all classes of stock of the Company or a parent or a Subsidiary, unless the purchase price for the stock under such ISO shall be at least 110% of its Fair Market Value at the time such ISO is granted and the ISO, by its terms, shall not be exercisable more than five years from the date it is granted. In determining the stock ownership under this paragraph, the provisions of Section 424(d) of the Code shall be controlling.

5.
STOCK SUBJECT TO THE PLAN AND AWARD LIMITS.

(a)
The maximum number of shares of Stock reserved for the grant or settlement of Awards under the Plan (the “Share Limit”) shall be 19,000,000 less one (1) share of Stock for every one (1) share of Stock that was subject to an option or stock appreciation right granted after December 31, 2016 under the Prior Plan and 1.5 shares of Stock for every one (1) share of Stock that was subject to an award other than an option or stock appreciation right granted after December 31, 2016 under the Prior Plan. Any shares of Stock that are subject to Options or SARs shall be counted against this limit as one (1) share for every one (1) share granted, and any shares of Stock that are subject to Awards other than Options or SARs shall be counted against this limit as 1.5 shares of Stock for every one (1) share of Stock granted. After the Effective Date, no awards may be granted under the Prior Plan, but awards outstanding thereunder as of such effective date shall remain outstanding in accordance with their existing terms. Such shares of Stock may, in whole or in part, be authorized but unissued shares or shares that shall have been or may be reacquired by the Company in the open market, in private transactions or otherwise. If  (i) any shares of Stock subject to an Award that is forfeited, canceled, exchanged or surrendered or an Award that terminates or expires without a distribution of shares of Stock to the Grantee, or (ii) after December 31, 2016 any shares of Stock subject to an award under the Prior Plan that is forfeited, canceled, exchanged or surrendered or an award that terminates or expires without a distribution of shares of Stock to the grantee, then in each such case the shares of Stock subject to such Award or award under the Prior Plan shall be added to the shares available for Awards under the Plan. Awards that will be mandatorily settled solely in cash shall not reduce the shares authorized for grant under this Section 5(a). Notwithstanding anything to the contrary contained herein, the following shares of Stock shall not be added to the shares of Stock authorized for grant under this Section 5(a): (i) shares tendered by the Grantee or withheld by the Company in payment of the purchase or exercise price of an Award or, after December 31, 2016, an award under the Prior Plan, (ii) shares tendered by the Grantee or withheld by the Company to satisfy any tax withholding obligation with respect to Awards or, after December 31, 2016, awards under the Prior Plan, (iii) shares subject to a SAR or, after December 31, 2016, a stock appreciation right under the Prior Plan that are not issued in connection with its stock settlement on exercise thereof, and (iv) shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of Options or, after December 31, 2016, options under the Prior Plan. Any shares of Stock that again become available for Awards under the Plan pursuant to this Section 5(a) shall be added back as (i) one (1) share of Stock if such shares of Stock were subject to Options or SARs granted under the Plan or options or stock appreciation rights granted under the Prior Plan, and as (ii) 1.5 shares of Stock if such shares of Stock were subject to Awards other than Options or SARs granted under the Plan, or awards other than options or stock appreciation rights granted under the Prior Plan. Upon the exercise of any Award granted in tandem with any other Awards, such related Awards shall be canceled to the extent of the number of shares of Stock as to which the Award is exercised and, notwithstanding the foregoing, such number of shares shall no longer be available for Awards under the Plan. Shares of Stock delivered or deliverable pursuant to Replacement Awards shall not reduce the number of shares of Stock available for Awards under the Plan.
(b)
Subject to adjustment as provided in Section 5(c), the following limits shall apply to Awards granted to any one Grantee in any single calendar year to the extent the Award is intended to qualify as Performance-Based Compensation:

(i)
Options and SARs: 2,000,000 shares of Stock, in the aggregate;

(ii)
Restricted Stock, RSUs or Other Stock-Based Awards that are denominated in shares of Stock: 1,000,000 shares of Stock, in the aggregate;

(iii)
Other Cash-Based Awards: $8,000,000, in the aggregate; and

(iv)
Dividends and dividend equivalents: $250,000, in the aggregate.

In applying the foregoing limits, (a) the limits applicable to Options and SARs refer to the number of shares of Stock subject to those Awards; (b) the share limit under clause (ii) refers to the maximum number of shares of Stock that may be delivered under an Award or Awards of the type specified in clause (ii) assuming a maximum payout; (c) the dollar limit under clause (iii) refers to the maximum dollar amount payable under any Other Cash-Based Award assuming a maximum payout, (d) if the Committee determines to settle an Award specified in clause (ii) in cash, the maximum aggregate amount of cash that may be paid pursuant to such Awards to any Grantee in a calendar year shall be equal to the per share Fair Market Value as of the relevant payment or settlement date multiplied by the number of shares of Stock set forth in clause (ii) and (e) the dollar limit under clause (iv) refers to the amount that may be paid to any one Grantee in any single calendar year to the extent the Award is intended to qualify as Performance-Based Compensation.
(c)
Except as provided in an Award Terms or as otherwise provided in the Plan, in the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Stock, or other property), recapitalization, Stock split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Grantees under the Plan, then the Committee shall make such equitable changes or adjustments as it deems necessary or appropriate to any or all of  (i) the number and kind of shares of Stock or other property (including cash) that may thereafter be issued in connection with Awards or the total number of Awards issuable under the Plan, (ii) the number and kind of shares of Stock or other property issued or issuable in respect of outstanding Awards, (iii) the exercise price, grant price or purchase price relating to any Award, (iv) the Performance Goals and (v) the individual limitations applicable to Awards; provided that, with respect to ISOs, any adjustment shall be made in accordance with the provisions of Section 424(h) of the Code and any regulations or guidance promulgated thereunder, and provided further that no such adjustment shall cause any Award hereunder which is or becomes subject to Section 409A of the Code to fail to comply with the requirements of such section.

(d)
The aggregate grant date fair value (computed in accordance with applicable financial accounting rules) of all Awards granted to any nonemployee director of the Company or of any of its Affiliates during any calendar year, taken together with any cash fees paid during the calendar year with respect to the nonemployee director’s service as a member of the Board shall not exceed $600,000.

(e)
Notwithstanding the foregoing provisions of this Section 5, Options and SARs shall be subject to a minimum vesting period of one (1) year; provided, however, that the Committee may provide for the grant of an Option or SAR without a minimum vesting period or may accelerate the vesting of all or a portion of an Option or SAR for any reason, but only with respect to Options or SARs for no more than an aggregate of 5% of the total number of shares of Stock authorized for issuance under the Plan pursuant to Section 5(a), upon such terms and conditions as the Committee shall determine and the Committee also may provide for the grant of Options or SARs that have different vesting terms in the case of Replacement Awards.

6.
SPECIFIC TERMS OF AWARDS.

(a)
General. The term of each Award shall be for such period as may be determined by the Committee. Subject to the terms of the Plan and any applicable Award Terms, payments to be made by the Company or a Subsidiary or Affiliate upon the grant, maturation, or exercise of an Award may be made in such forms as the Committee shall determine at the date of grant or thereafter, including, without limitation, cash, Stock, or other property, and may be made in a single payment or transfer, in installments, or, subject to the requirements of Section 409A of the Code, on a deferred basis.

(b)
Awards. The Committee is authorized to grant to Grantees the following Awards, as deemed by the Committee to be consistent with the purposes of the Plan. The Committee shall determine the terms and conditions of such Awards.

(i)
Options and SARs. The Committee is authorized to grant Options and SARs to Grantees on the following terms and conditions:

(1)
The Award Terms evidencing the grant of an Option under the Plan shall designate the Option as an ISO or an NQSO.

(2)
The exercise or base price per share of Stock underlying under an Option or SAR shall be determined by the Committee, but in no event shall the exercise or base price of an Option or SAR per share of Stock be less than the Fair Market Value of a share of Stock as of the date of grant of such Option or SAR; provided, however, that this restriction shall not apply to Replacement Awards or Awards that are adjusted pursuant to Section 5(c). The purchase price of Stock as to which an Option is exercised shall be paid in full at the time of exercise; payment may be made in cash, which may be paid by check, or other instrument acceptable to the Company, or, with the consent of the Committee, in shares of Stock, valued at the Fair Market Value on the date of exercise (including shares of Stock that otherwise would be distributed to the Grantee upon exercise of the Option), or if there were no sales on such date, on the next preceding day on which there were sales or (if permitted by the Committee and subject to such terms and conditions as it may determine) by surrender of outstanding Awards under the Plan, or the Committee may permit such payment of exercise price by any other method it deems satisfactory in its discretion. In addition, subject to applicable law and pursuant to procedures approved by the Committee, payment of the exercise price may be made through the sale of Stock acquired on exercise of the Option, valued at Fair Market Value on the date of exercise, sufficient to pay for such Stock (together with, if requested by the Company, the amount of federal, state or local withholding taxes payable by Grantee by reason of such exercise). Any amount necessary to satisfy applicable federal, state or local tax withholding requirements shall be paid promptly upon notification of the amount due. The Committee may permit such amount of tax withholding to be paid in shares of Stock previously owned by the employee, or a portion of the shares of Stock or cash, as applicable that otherwise would be distributed to such employee upon exercise of an Option or SAR, or a combination of cash and shares of such Stock.

(3)
Options and SARs shall be exercisable over the exercise period (which shall not exceed ten years from the date of grant), at such times and upon such conditions as the Committee may determine, as reflected in the Award Terms; provided that, the Committee shall have the authority to accelerate the exercisability of any outstanding Option or SAR at such time and under such circumstances as it, in its sole discretion, deems appropriate. An Option or SAR may be exercised to the extent of any or all full shares of Stock as to which the Option has become exercisable, by giving written notice of such exercise to the Committee or its designated agent. No partial exercise may be made for less than one hundred (100) full shares of Stock.

(4)
Upon the termination of a Grantee’s employment or service with the Company and its Subsidiaries or Affiliates, the Options or SARs granted to such Grantee, to the extent that they are exercisable at the time of such termination, shall remain exercisable for such period as may be provided in the applicable Award Terms, but in no event following the expiration of their term. The treatment of any Option or SAR that is unexercisable as of the date of such termination shall be as set forth in the applicable Award Terms.

(5)
Options or SARs may be subject to such other conditions including, but not limited to, restrictions on transferability of, or provisions for recovery of, the shares acquired upon exercise of such Options or SARs (or proceeds of sale thereof), as the Committee may prescribe in its discretion or as may be required by applicable law.

(6)
Neither Options nor SARs may provide the Grantee with the right to receive dividends or dividend equivalents.

(ii)
Restricted Stock.

(1)
The Committee may grant Awards of Restricted Stock, alone or in tandem with other Awards under the Plan, subject to such restrictions, terms and conditions, as the Committee shall determine in its sole discretion and as shall be evidenced by the applicable Award Terms. The vesting of a Restricted Stock Award granted under the Plan and the terms upon which transfer restrictions shall lapse may be conditioned upon the completion of a specified period of employment or service with the Company or any Subsidiary or Affiliate, upon the attainment of specified Performance Goals, and/or upon such other criteria as the Committee may determine in its sole discretion.

(2)
The Committee shall determine the price, which, to the extent required by law, shall not be less than par value of the Stock, to be paid by the Grantee for each share of Restricted Stock or unrestricted stock or stock units subject to the Award. Each Award Terms with respect to such stock award shall set forth the amount (if any) to be paid by the Grantee with respect to such Award and when and under what circumstances such payment is required to be made.

(3)
An Award of Restricted Stock may provide the Grantee with the right to vote and/or receive dividends with respect to the Award, provided that any such dividends shall be accumulated or reinvested and shall be paid only if and to the extent the vesting conditions applicable to the Award are satisfied. To the extent the Award is forfeited, any accumulated dividends attributable to the forfeited Award (or the forfeited portion thereof) will also be forfeited.

(4)
Upon the termination of a Grantee’s employment or service with the Company and its Subsidiaries or Affiliates, the Restricted Stock granted to such Grantee shall be subject to the terms and conditions specified in the applicable Award Terms.

(iii)
Restricted Stock Units. The Committee is authorized to grant Restricted Stock Units to Grantees, subject to the following terms and conditions:

(1)
The vesting of a Restricted Stock Unit Award granted under the Plan may be conditioned upon the completion of a specified period of employment or service with the Company or any Subsidiary or Affiliate, upon the attainment of specified Performance Goals, and/or upon such other criteria as the Committee may determine in its sole discretion. The Committee shall have the authority to accelerate the settlement of any outstanding award of Restricted Stock Units at such time and under such circumstances as it, in its sole discretion, deems appropriate, subject to the requirements of Section 409A of the Code.

(2)
Unless otherwise provided in an Award Terms or except as otherwise provided in the Plan, upon the vesting of a Restricted Stock Unit there shall be delivered to the Grantee, as soon as practicable following the date on which such Award (or any portion thereof) vests (but in any event within such period as is required to avoid the imposition of a tax under Section 409A of the Code), that number of shares of Stock equal to the number of Restricted Stock Units becoming so vested.

(3)
Subject to the requirements of Section 409A of the Code, an Award of Restricted Stock Units may provide the Grantee with the right to receive dividend equivalent payments with respect to the Award, provided that any such dividend equivalents shall be accumulated or reinvested and shall be paid only if and to the extent the vesting conditions applicable to the Award are satisfied. To the extent the Award is forfeited, any accumulated dividend equivalents attributable to the forfeited Award (or the forfeited portion thereof) will also be forfeited.

(4)
Upon the termination of a Grantee’s employment or service with the Company and its Subsidiaries or Affiliates, the Restricted Stock Units granted to such Grantee shall be subject to the terms and conditions specified in the applicable Award Terms.

(iv)
Other Stock-Based or Cash-Based Awards.

(1)
The Committee is authorized to grant Awards to Grantees in the form of Other Stock-Based Awards or Other Cash-Based Awards, as deemed by the Committee to be consistent with the purposes of the Plan. The Committee shall determine the terms and conditions of such Awards, consistent with the terms of the Plan, at the date of grant or thereafter, including the Performance Goals and performance periods. Stock or other securities or property delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(b)(iv) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, Stock, other Awards, notes or other property, as the Committee shall determine, subject to any required corporate action.

(2)
No payment shall be made to a Covered Employee prior to the certification by the Committee that the Performance Goals have been attained. The Committee may establish such other rules applicable to the Other Stock- or Cash-Based Awards to the extent not inconsistent with Section 162(m) of the Code.

(3)
Payments earned in respect of any Cash-Based Award may be decreased or, with respect to any Grantee who is not a Covered Employee, increased in the sole discretion of the Committee based on such factors as it deems appropriate. Notwithstanding the foregoing, any Awards may be adjusted in accordance with Section 5(b) hereof.

(4)
Subject to the requirements of Section 409A of the Code, an Other Stock-Based Award may provide the Grantee with the right to receive dividend equivalent payments with respect to the Award, provided that any such dividend equivalents shall be accumulated or reinvested and shall be paid only if and to the extent the vesting conditions applicable to the Award are satisfied. To the extent the Award is forfeited, any accumulated dividend equivalents attributable to the forfeited Award (or the forfeited portion thereof) will also be forfeited.

7.
CHANGE IN CONTROL PROVISIONS.

(a)
Unless otherwise determined by the Committee or evidenced in an applicable Award Terms or employment or other agreement, in the event of a Change in Control:

(i)
Options and Stock Appreciation Rights

(1)
If the Company is the surviving entity or the surviving entity assumes the Options or SARs or substitutes in lieu thereof equivalent stock options or SARs relating to the stock of such surviving entity (“Substitute Options/SARs”), the Options/SARs or the Substitute Options/SARs, as applicable, shall be governed by their respective terms;

(2)
If the Company is the surviving entity or the surviving entity assumes the Options/SARs or issues Substitute Options/SARs, and the Grantee is terminated without Cause or for Good Reason within twenty-four (24) months following the Change in Control, Options/SARs or Substitute Options/SARs held by the Grantee that were not previously vested and exercisable shall become fully vested and remain exercisable until the date that is two (2) years following the date of such termination, or the original expiration date, whichever first occurs; or

(3)
If the Company is not the surviving entity, and the surviving entity neither assumes the Options/SARs nor issues Substitute Options/SARs, each Option/SAR shall become fully vested and cancelled in exchange for a cash payment in an amount equal to (i) the excess of Fair Market Value per share of the Stock subject to the Award immediately prior to the Change in Control over the exercise or base price (if any) per share of Stock subject to the Award multiplied by (ii) the number of shares of Stock subject to the Option/SAR.

(ii)
Other Awards Not Subject to Performance Goals

(1)
If the Company is the surviving entity or the surviving entity assumes Awards (other than Options or SARs) not subject to Performance Goals (“Time-Vested Awards”) or substitutes in lieu thereof equivalent stock awards relating to the stock of such surviving entity (“Substitute Awards”), the Time-Vested Awards or the Substitute Awards, as applicable, shall be governed by their respective terms;

(2)
If the Company is the surviving entity or the surviving entity assumes the Time-Vested Awards or issues Substitute Awards, and the Grantee is terminated without Cause or for Good Reason within twenty-four (24) months following the Change in Control, Time-Vested Awards or Substitute Awards held by the Grantee that were not previously vested shall become fully vested; or

(3)
If the Company is not the surviving entity, and the surviving entity does not assume the Time-Vested Awards or issue Substitute Awards, the Time-Vested Awards shall become fully vested and cancelled in exchange for a cash payment in an amount equal to the Fair Market Value per share of the Stock subject to the Award immediately prior to the Change in Control multiplied by the number of shares of Stock subject to the Award.

(iii)
Other Awards Subject to Performance Goals. Awards (other than Options or SARs) subject to Performance Goals shall be converted into Time-Vested Awards at target, without proration, and continue to vest as though such Award had originally been granted as a Time-Vested Award with a restricted period equal in length to the performance period of such Award. Such Time-Vested Award shall thereafter be governed in accordance with their respective otherwise applicable terms and subsection (ii) above.

(b)
The Committee may, in its sole discretion, provide that (i) each Award shall, upon the occurrence of a Change in Control, be canceled in exchange for a payment in an amount equal to (A) the Fair Market Value per share of the Stock subject to the Award immediately prior to the Change in Control over the exercise or base price (if any) per share of Stock subject to the Award multiplied by (B) the number of Shares granted under the Award; and (ii) each Award shall, upon the occurrence of a Change in Control, be canceled without payment therefore if the Fair Market Value per share of the Stock subject to the Award immediately prior to the Change in Control is less than the exercise or purchase price per share of Stock subject to the Award.

(c)
For purposes of the Plan, an Award shall be considered assumed or substituted if it (i) provides the Grantee with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Award, including, but not limited to, identical or better exercise or vesting schedules; (ii) has substantially equivalent value to such Award (determined at the time of the Change in Control); and (iii) is based on stock that is listed and traded on an established U.S. securities market or an established securities market outside the United States in which the Grantee can readily trade the stock without administrative burdens or complexities.

(d)
For purposes of the Plan, a “Change in Control” shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

(i)
any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates) representing 30% or more of the combined voting power of the Company’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (A) of paragraph (iii) below;

(ii)
the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the date hereof, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended;

(iii)
there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation or other entity, other than (A) a merger or consolidation which results in (I) the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any subsidiary of the Company, at least 50% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation and (II) the individuals who comprise the Board immediately prior thereto constituting immediately thereafter at least a majority of the board of directors of the Company, the entity surviving such merger or consolidation or, if the Company or the entity surviving such merger is then a subsidiary, the ultimate parent thereof, or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates) representing 30% or more of the combined voting power of the Company’s then outstanding securities; or

(iv)
the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets (it being conclusively presumed that any sale or disposition is a sale or disposition by the Company of all or substantially all of its assets if the consummation of the sale or disposition is contingent upon approval by the Company’s stockholders unless the Board expressly determines in writing that such approval is required solely by reason of any relationship between the Company and any other Person or an Affiliate of the Company and any other Person), other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity (A) at least 50% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale or disposition and (B) the majority of whose board of directors immediately following such sale or disposition consists of individuals who comprise the Board immediately prior thereto.

Notwithstanding the foregoing, a “Change in Control” shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.
(e)
Unless otherwise provided by the Committee or set forth in a Grantee’s Award Terms, notwithstanding the provisions of this Plan, in the event that any payment or benefit received or to be received by the Grantee in connection with a Change in Control or the termination of the Grantee’s employment or service (whether pursuant to the terms of this Plan or any other plan, arrangement or agreement with the Company, any Subsidiary, any Affiliate, any Person whose actions result in a Change in Control or any Person affiliated with the Company or such Person) (all such payments and benefits, “Total Payments”) would be subject (in whole or part), to the excise tax imposed by Section 4999 of the Code (the “Excise Tax”), then, after taking into account any reduction in the Total Payments provided by reason of Section 280G of the Code in such other plan, arrangement or agreement, the payment or benefit to be received by the Grantee upon a Change in Control shall be reduced to the extent necessary so that no portion of the Total Payments is subject to the Excise Tax but only if the net amount of such Total Payments, as so reduced (and after subtracting the net amount of federal, state and local income taxes on such reduced Total Payments) is greater than or equal to the net amount of such Total Payments without such reduction (but after subtracting the net amount of federal, state and local income taxes on such Total Payments and the amount of Excise Tax to which the Executive would be subject in respect of such unreduced Total Payments). Neither the Company nor any of its Affiliates, representatives, directors, officers, employees or advisors shall have any liability or other obligation to indemnify, gross-up or otherwise hold a Grantee or anyone else harmless for any tax, additional tax, penalty or interest incurred under Section 4999 of the Code.

(f)
Notwithstanding the foregoing provisions of this Section 7, a Change in Control shall result in the acceleration of the time of payment under an Award that is subject to Section 409A of the Code only if the Change in Control also constitutes a change in the ownership or effective control of the Company or in the ownership of a substantial portion of the Company’s assets for purposes of Section 409A of the Code; provided that to the extent that the time of payment under an Award otherwise would have been accelerated but for the application of this Section 7(e), vesting of the Grantee in such payment shall be accelerated.

8.   GENERAL PROVISIONS.
(a)
Nontransferability, Deferrals and Settlements. Unless otherwise determined by the Committee or provided in an Award Terms, Awards shall not be transferable by a Grantee except by will or the laws of descent and distribution and shall be exercisable during the lifetime of a Grantee only by such Grantee or his guardian or legal representative. Notwithstanding the foregoing, any transfer of Awards to independent third parties for cash consideration without stockholder approval is prohibited. Any Award shall be null and void and without effect upon any attempted assignment or transfer, except as herein provided, including without limitation any purported assignment, whether voluntary or by operation of law, pledge, hypothecation or other disposition, attachment, divorce, trustee process or similar process, whether legal or equitable, upon such Award. The Committee may require or permit Grantees to elect to defer the issuance of shares of Stock (with settlement in cash or Stock as may be determined by the Committee or elected by the Grantee in accordance with procedures established by the Committee), or the settlement of Awards in cash under such rules and procedures as established under the Plan to the extent that such deferral complies with Section 409A of the Code and any regulations or guidance promulgated thereunder. It may also provide that deferred settlements include the payment or crediting of interest, dividends or dividend equivalents on the deferral amounts.

(b)
No Right to Continued Employment, etc. Nothing in the Plan or in any Award granted or any Award Terms, promissory note or other agreement entered into pursuant hereto shall confer upon any Grantee the right to continue in the employ or service of the Company, any Subsidiary or any Affiliate or to be entitled to any remuneration or benefits not set forth in the Plan or such Award Terms, promissory note or other agreement or to interfere with or limit in any way the right of the Company or any such Subsidiary or Affiliate to terminate such Grantee’s employment or service.

(c)
Taxes. The Company or any Subsidiary or Affiliate is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Stock, or any other payment to a Grantee, amounts of withholding and other taxes due in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Grantees to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property with a Fair Market Value not in excess of the minimum amount required to be withheld or such other rate that will not cause adverse accounting consequences for the Company and is permitted under applicable withholding rules promulgated by the Internal Revenue Service of another applicable governmental entity.

(d)
Stockholder Approval; Amendment and Termination. The Plan shall be subject to approval by the Company’s stockholders, which approval must occur, if at all, within twelve (12) months of the date the Board approved the Plan. Awards granted prior to such stockholder approval shall be conditioned upon and shall be effective only upon approval of the Plan by such stockholders on or before such date. The Board may amend, alter or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made that would impair the rights of a Grantee under any Award theretofore granted without such Grantee’s consent, or that without the approval of the stockholders (as described below) would, except as provided in Section 5, increase the total number of shares of Stock reserved for the purpose of the Plan. In addition, stockholder approval shall be required with respect to any amendment that materially increases benefits provided under the Plan or materially alters the eligibility provisions of the Plan or with respect to which stockholder approval is required under the rules of any stock exchange on which Stock is then listed. Unless earlier terminated by the Board pursuant to the provisions of the Plan, the Plan shall terminate on January 26, 2027. No Awards shall be granted under the Plan after such termination date.

(e)
No Rights to Awards; No Stockholder Rights. No individual shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Grantees. No individual shall have any right to an Award or to payment or settlement under any Award unless and until the Committee or its designee shall have determined that an Award or payment or settlement is to be made. Except as provided specifically herein, a Grantee or a transferee of an Award shall have no rights as a stockholder with respect to any shares covered by the Award until the date of the issuance of such shares.

(f)
Unfunded Status of Awards. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Grantee pursuant to an Award, nothing contained in the Plan or any Award shall give any such Grantee any rights that are greater than those of a general creditor of the Company.

(g)
No Fractional Shares. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(h)
Limitation on Dividends and Dividend Equivalents. Notwithstanding anything in the Plan or otherwise to the contrary, any dividends or dividend equivalents provided with respect to an Award shall be paid only if and to the extent the vesting conditions applicable to the Award are satisfied. To the extent the Award is forfeited, any accumulated dividends or dividend equivalents attributable to the forfeited Award (or the forfeited portion thereof) will also be forfeited.

(i)
Regulations and Other Approvals.

(i)
The obligation of the Company to sell or deliver Stock with respect to any Award granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

(ii)
Each Award is subject to the requirement that, if at any time the Committee determines, in its absolute discretion, that the listing, registration or qualification of Stock issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Stock, no such Award shall be granted or payment made or Stock issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Committee.

(iii)
In the event that the disposition of Stock acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended (the “Securities Act”), and is not otherwise exempt from such registration, such Stock shall be restricted against transfer to the extent required by the Securities Act or regulations thereunder, and the Committee may require a Grantee receiving Stock pursuant to the Plan, as a condition precedent to receipt of such Stock, to represent to the Company in writing that the Stock acquired by such Grantee is acquired for investment only and not with a view to distribution.

(j)
Section 409A. This Plan is intended to comply and shall be administered in a manner that is intended to comply with or be exempt from Section 409A of the Code and shall be construed and interpreted in accordance with such intent. To the extent that an Award, issuance and/or payment is subject to Section 409A of the Code, it shall be awarded and/or issued or paid in a manner that will comply with Section 409A of the Code, including proposed, temporary or final regulations or any other guidance issued by the Secretary of the Treasury and the Internal Revenue Service with respect thereto. Any provision of this Plan that would cause an Award, issuance and/or payment to fail to satisfy Section 409A of the Code shall have no force and effect until amended to comply with Code Section 409A (which amendment may be retroactive to the extent permitted by applicable law). Notwithstanding anything contained herein or in an Award Agreement to the contrary, (i) to the extent required in order to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, a Grantee shall not be considered to have terminated employment with the Company or its Affiliates for purposes of any Award, and no payment under any Award shall be due to the Grantee as a result of such termination, until the Grantee would be considered to have incurred a “separation from service” from the Company and its

Affiliates within the meaning of Section 409A of the Code, and (ii) to the extent that any payments to be made upon a Grantee’s separation from service would result in the imposition of any individual penalty tax imposed under Section 409A of the Code, the payment shall instead be made on the first business day after the earlier of  (A) the date that is six (6) months following such separation from service and (B) the date of the Grantee’s death. Neither the Company nor any of its Affiliates makes any representations that any or all of the payments provided under any Award will be exempt from or comply with Section 409A of the Code and none of them makes any undertaking to preclude Section 409A of the Code from applying to any such payment, and neither the Company nor any of its Affiliates, representatives, directors, officers, employees or advisors shall have any liability or other obligation to indemnify, gross-up or otherwise hold a Grantee or anyone else harmless for any tax, additional tax, penalty or interest incurred because of a violation of Section 409A of the Code.
(k)
Awards to Employees Outside the United States. Awards may be granted to Grantees who are foreign nationals or employed outside the United States, or both, on such terms and conditions different from those applicable to Awards to Grantees employed in the United States as may, in the judgment of the Committee, be necessary or desirable in order to recognize differences in local law or tax policy. The Committee also may impose conditions on the exercise or vesting of Awards in order to minimize the Company’s obligation with respect to tax equalization for Grantees on assignments outside their home country. Moreover, the Committee may approve such supplements to, or amendments, restatements or alternative versions of, the Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of the Plan as in effect for any other purpose, provided that no such supplements, amendments, restatements or alternative versions shall include any provisions that are inconsistent with the terms of the Plan, as then in effect, unless the Plan could have been amended to eliminate such inconsistency without further approval by the stockholders of the Company.

(l)
Governing Law. The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware without giving effect to the conflict of laws principles thereof.

(m)
Clawback. To the extent allowed under applicable law or regulatory filings, unless otherwise determined by the Committee, all Awards granted under the Plan, and any related payments made under the Plan, shall be subject to the requirements of any applicable clawback, repayment or recapture policy implemented by the Company, including any such policy adopted to comply with applicable law (including without limitation the Dodd-Frank Wall Street Report and Consumer Protection Act) or securities exchange listing standards and any rules or regulations promulgated thereunder, to the extent set forth in such policy and/or in any notice or agreement relating to an Award or payment under the Plan.

Appendix B
THE CHEMOURS COMPANY
EMPLOYEE STOCK PURCHASE PLAN
(adopted by the Company’s Board of Directors on January 26, 2017
approved by the Company’s stockholders on [•], 2017)
1.   Definitions.
(a) “Administrator” means the Committee or one or more of the Company’s officers or management team appointed by the Board or Committee to administer the day-to-day operations of the Plan. Except as otherwise provided in the Plan, the Board or Committee may assign any of its administrative tasks to the Administrator.
(b) “Affiliate” shall have the meaning ascribed to such term in Rule 12b-2 promulgated under the Exchange Act. The Board shall have the authority to determine the time or times at which “Affiliate” status is determined within the foregoing definition.
(c) “Applicable Law” means the requirements relating to the administration of equity-based awards under state corporate laws, United States federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any non-US jurisdiction where rights are, or will be, granted under the Plan.
(d) “Beneficial Owner” shall have the meaning set forth in Rule 13d-3 under the Exchange Act.
(e) “Board” means the Board of Directors of the Company.
(f) “Change in Control” means the first of the following events to occur:
(i) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates) representing 30% or more of the combined voting power of the Company’s then-outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (I) of paragraph (iii) below; or
(ii) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the date hereof, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended; or
(iii) there is consummated a merger or consolidation of the Company or any direct or indirect Subsidiary with any other corporation or other entity, other than (I) a merger or consolidation which results in (A) the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary, at least 50% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation and (B) the individuals who comprise the Board immediately prior thereto constituting immediately thereafter at least a majority of the board of directors of the Company, the entity surviving such merger or consolidation or, if the Company or the entity surviving such merger is then a Subsidiary, the ultimate parent thereof, or (II) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates) representing 30% or more of the combined voting power of the Company’s then-outstanding securities; or
(iv) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets (it being conclusively presumed that any sale or disposition is a sale or disposition by the Company of all or substantially all of its assets if the consummation of the sale or disposition is contingent upon approval by the Company’s stockholders unless the Board expressly determines in writing that such approval is required solely by reason of any relationship between the Company and any other Person or an Affiliate of the Company and any other Person), other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity (i) at least 50% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale or disposition and (ii) the majority of whose board of directors immediately following such sale or disposition consists of individuals who comprise the Board immediately prior thereto.
Notwithstanding the foregoing, a “Change in Control” shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.
(g) “Code” means the United States Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or United States Treasury Regulation thereunder will include such section or regulation, any valid regulation or other official applicable guidance promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.
(h) “Committee” means the Compensation Committee of the Board or any subcommittee referred to in Section 4(c).
(i) “Common Stock” means the common stock of the Company, $0.01 par value per share, as the same may be converted, changed, reclassified or exchanged.
(j) “Company” means The Chemours Company, a Delaware corporation, or any successor to all or substantially all of the Company’s business that adopts the Plan.
(k) “Contributions” means the amount of Eligible Pay contributed by a Participating Employee through payroll deductions and other additional payments that the Committee may permit a Participating Employee to make to fund the exercise of rights to purchase Shares granted pursuant to the Plan.
(l) “Designated Company” means any Subsidiary or Affiliate, whether now existing or existing in the future, that has been designated by the Committee from time to time in its sole discretion as eligible to participate in the Plan. The Committee may designate Subsidiaries or Affiliates as Designated Companies in a Non-Section 423 Offering. For purposes of a Section 423 Offering, only the Company and its Subsidiaries may be Designated Companies, provided, however that at any given time, a Subsidiary that is a Designated Company under a Section 423 Offering will not be a Designated Company under a Non-Section 423 Offering.
(m) “Effective Date” means the date the Plan is approved by the Board.
(n) “Eligible Employee” means any individual in a employee-employer relationship with the Company or a Designated Company for income tax and employment tax withholding and reporting purposes. For purposes of clarity, the term “Eligible Employee” shall not include the following, regardless of any subsequent reclassification as an employee by the Company or a Designated Company, any governmental agency, or any court: (i) any independent contractor; (ii) any consultant; (iii) any individual performing services for the Company or a Designated Company who has entered into an independent contractor or consultant agreement with the Company or a Designated Company; (iv) any individual performing services for the Company or a Designated Company under an independent contractor or consultant agreement, a purchase order, a supplier agreement or any other agreement that the Company or a Designated Company enters into for services; (v) any individual classified by the Company or a Designated Company as contract labor (such as contractors, contract employees, job shoppers), regardless of length of service; (vi) any individual whose base wage or salary is not processed for payment by the payroll department(s) or payroll provider(s) of the Company or a Designated Company; and (vii) any leased employee. The Committee shall have exclusive discretion to determine whether an individual is an Eligible Employee for purposes of the Plan.
(o) “Eligible Pay” means the total amount paid by the Company or any Subsidiary or Affiliate to the Eligible Employee (other than amounts paid after termination of employment date, even if such amounts are paid for pre-termination date services) as salary or wages (including 13th/14th month payments or similar concepts under local law), and any portion of such amounts voluntarily deferred or reduced by the Eligible Employee (i) under any employee benefit plan of the Company or a Subsidiary or Affiliate available to all levels of employees on a non-discriminatory basis upon satisfaction of eligibility requirements, and (ii) under any deferral plan of the Company (provided such amounts would not otherwise have been excluded had they not been deferred), but excluding any bonuses, commissions, overtime pay, stipends, lump sum payments in lieu of foregone merit increases, “bonus buyouts” as the result of job changes, pension, retainers, severance pay, special stay-on bonus, income derived from stock options, stock appreciation rights, restricted stock units and dispositions of stock acquired thereunder, and other special remunerations. For Eligible Employees in the United States, Eligible Pay shall include elective amounts that are not includible in gross income of the Eligible Employee by reason of Sections 125, 132(f)(4), 402(e)(3), 402(h) or 403(b) of the Code. The Committee shall have discretion to determine the application of this definition to Eligible Employees outside the United States.
(p) “Enrollment Period” means the period during which an Eligible Employee may elect to participate in the Plan, with such period occurring before the first day of the next Offering Period, as prescribed by the Administrator.
(q) “Exchange Act” means the United States Securities Exchange Act of 1934, as amended, from time to time, or any successor law thereto, and the regulations promulgated thereunder.
(r) “Fair Market Value” means, as of any given date, (i) if Shares are traded on any established stock exchange, the closing price of a Share as quoted on the principal exchange on which the Shares are listed, as reported in The Wall Street Journal (or such other source as the Company may deem reliable for such purposes) for such date, or if no sale occurred on such date, the first trading date immediately prior to such date during which a sale occurred; or (ii) if Shares are not traded on an exchange but are regularly quoted on a national market or other quotation system, the closing sales price on such date as quoted on such market or system, or if no sales occurred on such date, then on the date immediately prior to such date on which sales prices are reported; or (iii) in the absence of an established market for the Shares of the type described in (i) or (ii) of this definition, the fair market value established by the Committee acting in good faith.
(s) “Offering” means a Section 423 Offering or a Non-Section 423 Offering of a right to purchase Shares under the Plan during an Offering Period as further described in Section 6. For purposes of the Plan, the Committee may establish separate Offerings under the Plan (the terms of which need not be identical) in which Eligible Employees of one or more Designated Companies may participate, even if the dates of the applicable Offering Periods of each such Offering are identical and the provisions of the Plan will separately apply to each Offering. With respect to Section 423 Offerings, the terms of each Offering need not be identical provided that the terms of the Plan and an Offering together satisfy Code Section 423; a Non-Section 423 Offering need not satisfy such regulations.
(t) “Offering Period” means the periods established in accordance with Section 6 during which rights to purchase Shares may be granted pursuant to the Plan and may be purchased on one or more Purchase Dates. The duration and timing of Offering Periods may be changed pursuant to Sections 6 and 17.
(u) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.
(v) “Participating Employee” means an Eligible Employee that elects to participate in the Plan.
(w) “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Section 13(d) and Section 14(d) thereof, except that such term shall not include (i) the Company or any of its Subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.
(x) “Plan” means The Chemours Company Employee Stock Purchase Plan, as may be amended from time to time.
(y) “Purchase Date” means the last Trading Day of each Purchase Period (or such other Trading Day as the Committee shall determine).

(z) “Purchase Period” means a period of time within an Offering Period, as may be specified by the Committee in accordance with Section 6, generally beginning on the first Trading Day of each Purchase Period and ending on a Purchase Date. An Offering Period may consist of one or more Purchase Periods.
(aa) “Purchase Price” means the purchase price at which Shares may be acquired on a Purchase Date and which shall be set by the Committee; provided, however, that the Purchase Price for a Section 423 Offering shall not be less than eighty-five percent (85%) of the lesser of  (a) the Fair Market Value of the Shares on the first Trading Date of the Offering Period or (b) the Fair Market Value of the Shares on the Purchase Date. Unless otherwise provided by the Board prior to the commencement of an Offering Period, the Purchase Price shall be ninety-five percent (95%) of the Fair Market Value of the Shares on the Purchase Date.
(bb) “Shares” means the shares of Common Stock subject to the Plan.
(cc) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.
(dd) “Tax-Related Items” means any income tax, social insurance, payroll tax, payment on account or other tax-related items arising in relation to the Participating Employee’s participation in the Plan.
(ee) “Trading Day” means a day on which the principal exchange that Shares are listed on is open for trading.
2.   Purpose of the Plan. The purpose of the Plan is to provide an opportunity for Eligible Employees of the Company and its Designated Companies to purchase Common Stock at a discount through voluntary Contributions, thereby attracting, retaining and rewarding such persons and strengthening the mutuality of interest between such persons and the Company’s stockholders. The Company intends for offerings under the Plan to qualify as an “employee stock purchase plan” under Section 423 of the Code (a “Section 423 Offering”); provided, however, that the Committee may also authorize the grant of rights under the Plan that are not intended to comply with the requirements of Section 423 of the Code, pursuant to any rules, procedures, or sub-plans adopted by the Committee for such purpose (a “Non-Section 423 Offering”).
3.   Shares Reserved for the Plan. Subject to adjustment pursuant to Section 16 hereof, seven million (7,000,000) Shares may be sold pursuant to the Plan. Such Shares may be authorized but unissued Common Stock, treasury shares or Common Stock purchased in the open market. For avoidance of doubt, the limitation set forth in this Section 3 may be used to satisfy purchases of Shares under either a Section 423 Offering or a Non-Section 423 Offering.
4.   Administration of the Plan.
(a) Committee as Administrator. The Plan shall be administered by the Committee. Anything in the Plan to the contrary notwithstanding, subject to Applicable Law, any authority or responsibility that, under the terms of the Plan, may be exercised by the Committee may alternatively be exercised by the Board. Subject to Applicable Law, no member of the Board or Committee (or its delegates) shall be liable for any good faith action or determination made in connection with the operation, administration or interpretation of the Plan. In the performance of its responsibilities with respect to the Plan, the Committee shall be entitled to rely upon, and no member of the Committee shall be liable for any action taken or not taken in reliance upon, information and/or advice furnished by the Company’s officers or employees, the Company’s accountants, the Company’s counsel and any other party that the Committee deems necessary.
(b) Powers of the Committee. The Committee shall have full power and authority to: administer the Plan, including, without limitation, the authority to (i) construe, interpret, reconcile any inconsistency in, correct any default in and supply any omission in, and apply the terms of the Plan and any enrollment form or other instrument or agreement relating to the Plan, (ii) determine eligibility and adjudicate all disputed claims filed under the Plan, including whether Eligible Employees shall participate in a Section 423 Offering or a Non-Section 423 Offering and which Subsidiaries and Affiliates of the Company shall be Designated Companies participating in either a Section 423 Offering or a Non-Section 423 Offering, (iii) determine the terms and conditions of any right to purchase Shares under the Plan, (iv) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan, (v) amend an outstanding right to purchase Shares, including any amendments to a right that may be necessary for purposes of effecting a transaction contemplated under Section 16 hereof  (including, but not limited to, an amendment to the class or type of stock that may be issued pursuant to the exercise of a right or the Purchase Price applicable to a right), provided that the amended right otherwise conforms to the terms of the Plan, (vi) impose such terms and conditions under an Offering as the Administrator may deem necessary to ensure that the terms of an Offering comply with the requirements under ASC 718 applicable to employee stock purchase plan offerings intended to receive non-compensatory accounting treatment, and (vii) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Notwithstanding any provision to the contrary in this Plan, the Committee may adopt rules or procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures for jurisdictions outside of the United States. Without limiting the generality of the foregoing, the Committee specifically is authorized to adopt rules, procedures and subplans, which, for purposes of a Non-Section 423 Offering, may be outside the scope of Section 423 of the Code, regarding, without limitation, eligibility to participate, the definition of Eligible Pay, handling of payroll deductions, making of contributions to the Plan (including, without limitation, in forms other than payroll deductions), establishment of bank or trust accounts to hold payroll deductions, payment of interest, conversion of local currency, obligations to pay payroll tax, determination of beneficiary-designation requirements, withholding procedures and handling of Share issuances, which may vary according to local requirements. All determinations by the Committee in carrying out and administering the Plan and in construing and interpreting the Plan and any enrollment form other instrument or agreement relating to the Plan shall be made in the Committee’s sole discretion and shall be final, binding and conclusive for all purposes and upon all interested persons.
(c) Delegation of Authority. To the extent not prohibited by Applicable Law, the Committee may, from time to time, delegate some or all of its authority under the Plan to a subcommittee or subcommittees of the Committee, the Administrator or other persons or groups of persons as it deems necessary, appropriate or advisable under conditions or limitations that it may set at or after the time of the delegation. For purposes of the Plan, reference to the Committee shall be deemed to refer to any subcommittee, subcommittees, or other persons or groups of persons to whom the Committee delegates authority pursuant to this Section 4(c).
5.   Eligible Employees.
(a) General. Any individual who is an Eligible Employee as of the commencement of an Offering Period will be eligible to participate in the Plan, subject to the requirements of Section 7.
(b) Non-U.S. Employees. An Eligible Employee who works for a Designated Company and is a citizen or resident of a jurisdiction other than the United States (without regard to whether such individual also is a citizen or resident of the United States or is a resident alien (within the meaning of Section 7701(b)(1)(A) of the Code)) may be excluded from participation in the Plan or an Offering if the participation of such Eligible Employee is prohibited under the laws of the applicable jurisdiction or if complying with the laws of the applicable jurisdiction would cause the Plan or a Section 423 Offering to violate Section 423 of the Code. In the case of a Non-Section 423 Offering, an Eligible Employee (or group of Eligible Employees) may be excluded from participation in the Plan or an Offering if the Administrator has determined, in its sole discretion, that participation of such Eligible Employee(s) is not advisable or practicable for any reason.
(c) Limitations. Notwithstanding any provisions of the Plan to the contrary, no Eligible Employee shall be granted a right to purchase Shares under a Section 423 Offering (i) to the extent that, immediately after the grant, such Eligible Employee (or any other person whose stock would be attributed to such Eligible Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding rights to purchase capital stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary of the Company, or (ii) to the extent that his or her rights to purchase capital stock under all employee stock purchase plans of the Company and its Subsidiaries accrues at a rate that exceeds Twenty-Five Thousand Dollars (US$25,000) worth of such stock (determined at the fair market value of the shares of such stock at the time such right is granted) for each calendar year in which such purchase right is outstanding. The Committee, in its discretion, from time to time may, prior to an Enrollment Period for all options to be granted in an Offering, determine (on a uniform and nondiscriminatory basis) that the definition of Eligible Employee will or will not include an individual if he or she: (i) has not completed at least two (2) years of service since his or her last hire date (or such lesser period of time as may be determined by the Committee in its discretion), (ii) customarily works not more than twenty (20) hours per week (or such lesser period of time as may be determined by the Committee in its discretion), (iii) customarily works not more than five (5) months per calendar year (or such lesser period of time as may be determined by the Committee in its discretion), (iv) is a highly compensated employee within the meaning of Section 414(q) of the Code, or (v) is a highly compensated employee within the meaning of Section 414(q) of the Code with compensation above a certain level or is an officer or subject to the disclosure requirements of Section 16(a) of the Exchange Act, provided the exclusion is applied with respect to each Offering in an identical manner to all highly compensated individuals of the Designated Company whose employees are participating in that Offering.
6.   Offering Periods. The Plan will be implemented by consecutive Offering Periods with a new Offering Period commencing on the first Trading Day of the relevant Offering Period and terminating on the last Trading Day of the relevant Offering Period. Unless and until the Committee determines otherwise in its discretion, each Offering Period shall consist of four (4) Purchase Periods. Unless and until the Committee determines otherwise in its discretion, the first Purchase Period of an Offering Period shall run from the first Trading Day of October through the last Trading Day of December, the second Purchase Period of the Offering Period shall run from the first Trading Day of January through the last Trading Day of March, the third Purchase Period of the Offering Period shall run from the first Trading Day of April through the last Trading Day of June, and the fourth Purchase Period of the Offering Period shall run from the first Trading Day of July through the last Trading Day of September. The Committee will have the authority to establish additional or alternative sequential or overlapping Offering Periods, a different number of Purchase Periods within an Offering Period, a different duration for one or more Offering Periods or Purchase Periods or different commencement or ending dates for such Offering Periods with respect to future offerings without stockholder approval if such change is announced prior to the scheduled beginning of the first Offering Period to be affected thereafter, provided, however, that no Offering Period may have a duration exceeding twenty-seven (27) months. To the extent that the Administrator establishes overlapping Offering Periods with more than one Purchase Period in each Offering Period where the Purchase Price is based on the lower of the Fair Market Value of the Common Stock on the first Trading Day of the Offering Period and on the Purchase Date, the Administrator will have the discretion to structure an Offering Period so that if the Fair Market Value of the Common Stock on any Purchase Date within an Offering Period is less than or equal to the Fair Market Value of the Common Stock on the first Trading Day of that Offering Period, then (i) that Offering Period will terminate immediately as of that first Trading Day, and (ii) the Participants in such terminated Offering Period will be automatically enrolled in a new Offering Period beginning on the first Trading Day of such new Purchase Period. The new Offering Period shall have a duration of twenty-four (24) months, unless a shorter or longer duration, subject to a maximum of twenty-seven (27) months, is established by the Committee within thirty (30) calendar days following the start date of the Offering Period.
7.   Election to Participate and Payroll Deductions. An Eligible Employee may elect to participate in an Offering Period under the Plan during any Enrollment Period. Any such election shall be made by completing the online enrollment process through the Company’s designated Plan broker or by completing and submitting an enrollment form to the Administrator during such Enrollment Period, authorizing Contributions in whole percentages from 1% to 10% of the Eligible Employee’s Eligible Pay for the Purchase Period within the Offering Period to which the deduction applies. For the avoidance of any doubt, unless the Committee provides otherwise, an election to enroll in a given Offering Period shall not continue in effect with respect to a subsequent Offering Period. A Participating Employee may elect to increase or decrease the rate of such Contributions during any subsequent Enrollment Period by submitting the appropriate form online through the Company’s designated Plan broker or to the Administrator, provided that no change in Contributions shall be permitted to the extent that such change would result in total Contributions exceeding 10% of the Eligible Employee’s Eligible Pay, or such other amount as may be determined by the Administrator. The new rate (which may not exceed 10% of the Participating Employee’s Eligible Pay) shall become effective on the first day of the first Purchase Period following the completion of such enrollment form. During a Purchase Period, a Participating Employee may reduce his or her rate of Contributions, including to zero (0)%, to become effective as soon as possible after completing an amended enrollment form (either through the Company’s online Plan enrollment process or in paper form). The Participating Employee shall not, however, effect more than one such reduction per Purchase Period. An Eligible Employee (or Participating Employee, if applicable) may not initiate or increase Contributions as of any date within the same Purchase Period.
8.   Contributions. The Company shall establish an account in the form of a bookkeeping entry for each Participating Employee for the purpose of tracking Contributions made by each Participating Employee during the Offering Period, and shall credit all Contributions made by each Participating Employee to such account. The Company shall not be obligated to segregate the Contributions from the general funds of the Company or any Designated Company nor shall any interest be paid on such Contributions, unless otherwise determined by the Administrator or required by Applicable Law. All Contributions received by the Company for Shares sold by the Company on any Purchase Date pursuant to this Plan may be used for any corporate purpose.

9.   Limitation on Number of Shares That an Employee May Purchase. Subject to the limitations set forth in Section 5(c), each Participating Employee shall have the right to purchase as many whole Shares as may be purchased with the Contributions credited to his or her account as of the Purchase Date (or such other date as the Committee shall determine) at the Purchase Price applicable to such Purchase Period; provided, however, that a Participating Employee may not purchase in excess of 1,000 Shares under the Plan per Offering Period (subject to adjustment pursuant to Section 16 hereof). Any amount remaining in a Participating Employee’s account as of the relevant Purchase Date in excess of the amount that may properly be applied to the purchase of Shares as a result of the application of the limitations set forth herein (or as designated by the Administrator) shall be carried over to the next Purchase Period; provided that if the Purchase Date is for the last Purchase Period of an Offering Period, then any remaining amounts shall be refunded, without interest, as soon as practicable.
10.   Taxes. At the time a Participating Employee’s purchase right is exercised, in whole or in part, or at the time a Participating Employee disposes of some or all of the Shares acquired under the Plan, the Participating Employee shall make adequate provision for any Tax-Related Items. In their sole discretion, the Company or the Designated Company that employs the Participating Employee may satisfy their obligations to withhold Tax-Related Items by (a) withholding from the Participating Employee’s compensation, (b) withholding a sufficient whole number of Shares otherwise issuable following purchase having an aggregate Fair Market Value sufficient to pay the minimum Tax-Related Items required to be withheld with respect to the Shares, or (c) withholding from proceeds from the sale of Shares issued upon purchase, either through a voluntary sale or a mandatory sale arranged by the Company.
11.   Brokerage Accounts or Plan Share Accounts. By enrolling in the Plan, each Participating Employee shall be deemed to have authorized the establishment of a brokerage account on his or her behalf at a securities brokerage firm selected by the Administrator. Alternatively, the Administrator may provide for Plan share accounts for each Participating Employee to be established by the Company or by an outside entity selected by the Administrator which is not a brokerage firm. Shares purchased by a Participating Employee pursuant to the Plan shall be held in the Participating Employee’s brokerage or Plan share account.
12.   Rights as a Stockholder. A Participating Employee shall have no rights as a stockholder with respect to Shares subject to any rights granted under this Plan or any Shares deliverable under this Plan unless and until recorded in the books of the brokerage firm selected by the Administrator or, as applicable, the Company, its transfer agent, stock plan administrator or such other outside entity which is not a brokerage firm.
13.   Rights Not Transferable. Rights granted under this Plan are not transferable by a Participating Employee other than by will or the laws of descent and distribution, and are exercisable during a Participating Employee’s lifetime only by the Participating Employee.
14.   Withdrawals. A Participating Employee may withdraw from an Offering Period by submitting the appropriate form online through the Company’s designated Plan broker or to the Administrator. A notice of withdrawal must be received no later than the last day of the month immediately preceding the month of the Purchase Date. Upon receipt of such notice, automatic deductions of Contributions on behalf of the Participating Employee shall be discontinued commencing with the payroll period immediately following the effective date of the notice of withdrawal, and such Participating Employee may not again be eligible to participate in the Plan until the next Enrollment Period. Amounts credited to the contribution account of any Participating Employee who withdraws prior to the date set forth in this Section 14 shall be refunded, without interest, as soon as practicable.
15.   Termination of Employment.
(a) General. Upon a Participating Employee ceasing to be an Eligible Employee for any reason prior to a Purchase Date, Contributions for such Participating Employee shall be discontinued and any amounts then credited to the Participating Employee’s contribution account shall be refunded, without interest, as soon as practicable, except as otherwise provided by the Administrator.
(b) Leave of Absence. Subject to the discretion of the Administrator, if a Participating Employee is granted a paid leave of absence, payroll deductions on behalf of the Participating Employee shall continue and any amounts credited to the Participating Employee’s contribution account may be used to purchase Shares as provided under the Plan. If a Participating Employee is granted an unpaid leave of absence, payroll deductions on behalf of the Participating Employee shall be discontinued and no other Contributions shall be permitted (unless otherwise determined by the Administrator or required by Applicable Law), but any amounts then credited to the

Participating Employee’s contribution account may be used to purchase Shares on the next applicable Purchase Date. Where the period of leave exceeds three (3) months and the Participating Employee’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated three (3) months and one (1) day following the commencement of such leave.
(c) Transfer of Employment. A Participating Employee whose employment transfers or whose employment terminates with an immediate rehire (with no break in service) by or between the Company or a Designated Company will not be treated as having terminated employment for purposes of participating in the Plan or an Offering; however, if a Participating Employee transfers from a Section 423 Offering to a Non-Section 423 Offering, the exercise of the right will be qualified under the Section 423 Offering only to the extent that such exercise complies with Section 423 of the Code. If a Participating Employee transfers from a Non-Section 423 Offering to a Section 423 Offering, the exercise of the right will remain non-qualified under the Non-Section 423 Offering.
16.   Adjustment Provisions.
(a) Changes in Capitalization. In the event of any change affecting the number, class or terms of the shares of Common Stock by reason of stock dividend, stock split, recapitalization, reorganization, merger, consolidation, spin-off, disaffiliation of a Subsidiary or Affiliate, combination of shares, exchange of shares, stock rights offering, or other similar event, or any distribution to the holders of shares of Common Stock other than a regular cash dividend, then the Committee, in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will, in such manner as it may deem equitable, adjust the number and class of Common Stock that may be delivered under the Plan (including the numerical limits of Sections 3 and 9), the Purchase Price per Share and the number of shares of Common Stock covered by each right under the Plan that has not yet been exercised. For the avoidance of doubt, the Committee may not delegate its authority to make adjustments pursuant to this Section. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to a purchase right.
(b) Change in Control. In the event of a Change in Control, each outstanding right to purchase Shares shall be equitably adjusted and assumed or an equivalent right to purchase Shares substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation in a Change in Control refuses to assume or substitute for the purchase right or the successor corporation is not a publicly traded corporation, the Offering Period then in progress shall be shortened by setting a New Purchase Date and shall end on the New Purchase Date. The New Purchase Date shall be before the date of the Company’s proposed Change in Control. The Committee shall notify each Participating Employee in writing, at least ten (10) Trading Days prior to the New Purchase Date, that the Purchase Date for the Participating Employee’s purchase right has been changed to the New Purchase Date and that Shares shall be purchased automatically for the Participating Employee on the New Purchase Date, unless prior to such date the Participating Employee has withdrawn from the Offering Period, as provided in Section 14 hereof.
17.   Amendments and Termination of the Plan. The Board or the Committee may amend the Plan at any time, provided that, if stockholder approval is required pursuant to Applicable Law, then no such amendment shall be effective unless approved by the Company’s stockholders within such time period as may be required. The Board or the Committee may suspend the Plan or discontinue the Plan at any time, including shortening an Offering Period in connection with a spin off or other similar corporate event. Upon termination of the Plan, all Contributions shall cease and all amounts then credited to a Participating Employee’s account shall be equitably applied to the purchase of whole Shares then available for sale, and any remaining amounts shall be promptly refunded, without interest, to Participating Employees. For the avoidance of doubt, the Board or Committee, as applicable herein, may not delegate its authority to make amendments to or suspend the operations of the Plan pursuant to this Section.
18.   Stockholder Approval; Effective Date. The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted by the Board. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws. The Plan shall become effective on the Effective Date, subject to approval of the stockholders of the Company as contemplated in the foregoing sentence. For the avoidance of doubt, the Board may not delegate its authority to approve the Plan pursuant to this Section.

19.   Conditions Upon Issuance of Shares. Notwithstanding any other provision of the Plan, unless there is an available exemption from any registration, qualification or other legal requirement applicable to the Shares, the Company shall not be required to deliver any Shares issuable upon exercise of a right under the Plan prior to the completion of any registration or qualification of the Shares under any local, state, federal or foreign securities or exchange control law or under rulings or regulations of any governmental regulatory body, or prior to obtaining any approval or other clearance from any local, state, federal or foreign governmental agency, which registration, qualification or approval the Committee shall, in its absolute discretion, deem necessary or advisable. The Company is under no obligation to register or qualify the Shares with any state or foreign securities commission, or to seek approval or clearance from any governmental authority for the issuance or sale of the Shares. If, pursuant to this Section 19, the Committee determines that the Shares will not be issued to any Participating Employee, any Contributions credited to such Participating Employee’s account shall be promptly refunded, without interest, to the Participating Employee, without any liability to the Company or any of its Subsidiaries or Affiliates.
20.   Code Section 409A; Tax Qualification.
(a) Code Section 409A. Rights to purchase Shares granted under a Section 423 Offering are exempt from the application of Section 409A of the Code. In furtherance of the foregoing and notwithstanding any provision in the Plan to the contrary, if the Committee determines that a right granted under the Plan may be subject to Section 409A of the Code or that any provision in the Plan would cause a right under the Plan to be subject to Section 409A of the Code, the Committee may amend the terms of the Plan and/or of an outstanding right granted under the Plan, or take such other action the Committee determines is necessary or appropriate, in each case, without the Participating Employee’s consent, to exempt any outstanding right or future right that may be granted under the Plan from or to allow any such rights to comply with Section 409A of the Code, but only to the extent any such amendments or action by the Committee would not violate Section 409A of the Code. Notwithstanding the foregoing, the Company will have no liability to a Participating Employee or any other party if the right to purchase Shares under the Plan that is intended to be exempt from or compliant with Section 409A of the Code is not so exempt or compliant or for any action taken by the Committee with respect thereto. The Company makes no representation that the right to purchase Shares under the Plan is compliant with Section 409A of the Code.
(b) Tax Qualification. Although the Company may endeavor to (i) qualify a right to purchase Shares for favorable tax treatment under the laws of the United States or jurisdictions outside of the United States or (ii) avoid adverse tax treatment (e.g., under Section 409A of the Code), the Company makes no representation to that effect and expressly disavows any covenant to maintain favorable or avoid unfavorable tax treatment, notwithstanding anything to the contrary in this Plan, including Section 20(a) hereof. The Company shall be unconstrained in its corporate activities without regard to the potential negative tax impact on Participating Employees under the Plan.
21.   No Employment Rights. Participation in the Plan shall not be construed as giving any Participating Employee the right to be retained as an employee of the Company, its Subsidiary, or one of its Affiliates, as applicable. Furthermore, the Company, a Subsidiary, or an Affiliate may dismiss any Participating Employee from employment at any time, free from any liability or any claim under the Plan.
22.   Severability. If any provision of this Plan is held unenforceable, the remainder of the Plan shall continue in full force and effect without regard to such unenforceable provision and shall be applied as though the unenforceable provision were not contained in the Plan.
23.   Governing Law. Except to the extent that provisions of this Plan are governed by applicable provisions of the Code or any other substantive provision of United States federal law, this Plan shall be construed in accordance with the laws of the State of Delaware, without giving effect to the conflict of laws principles thereof. Any legal action related to the Plan, the purchase rights granted under the Plan or any enrollment form or other instrument or agreement relating to the Plan shall be brought only in a United States federal or state court located in Delaware.
24.   Headings. Headings are given to the sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan.
25.   Expenses. Unless otherwise set forth in the Plan or determined by the Administrator, all expenses of administering the Plan, including expenses incurred in connection with the purchase of Shares for sale to Participating Employees, shall be borne by the Company and its Subsidiaries or Affiliates.

PROXYThe Chemours CompanyPROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD APRIL 26, 2017THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATEDThe undersigned hereby appoints Mark E. Newman and David C. Shelton, or either of them, each with power of substitution, as proxies for the undersigned to vote all shares of Common Stock of said Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the “Annual Meeting”) of The Chemours Company (the “Company”) to be held on April 26, 2017, and any adjournment or postponement thereof, as hereinafter specified and, in their judgment, upon such other matters as may properly come before the meeting. The undersigned hereby revokes all proxies previously given.THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED “FOR” EACH OF THE NOMINEES NAMED IN PROPOSAL 1, “FOR” PROPOSALS 2, 3, 4 AND 5 AND “AGAINST” PROPOSAL6. THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR JUDGMENT UPON SUCH OTHER BUSINESS NOT KNOWN AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS THEREOF.(Continued and to
be marked, dated and signed on other side)PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.If you plan to attend the Annual Meeting, you must be a holder of Company shares as of the Record Date of February 28, 2017, and obtain an admission ticket in advance. Tickets will be available to registered and beneficial owners. You can request an admission ticket from Chemours Investor Relations by calling (302) 773-3291 or by e-mailing annualmeeting@chemours.com. You must bring your admission ticket to the Annual Meeting to ensure access to the meeting.Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting ofStockholders to be held April 26, 2017The Proxy Statement and our 2016 Annual Report toStockholders are available at: http://www.allianceproxy.com/chemours/2017

If you plan to attend the Annual Meeting, you must be a holder of Company shares as of the Record Date of February 28, 2017, and obtain an admission ticket in advance. Tickets will be available to registered and beneficial owners. You can request an admission ticket from Chemours Investor Relations by calling (302) 773-3291 or by e-mailing annualmeeting@chemours.com. You must bring your admission ticket to the Annual Meeting to ensure access to the meeting.Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting ofStockholders to be held April 26, 2017The Proxy Statement and our 2016 Annual Report toStockholders are available at: http://www.allianceproxy.com/chemours/2017 1b. Bradley J. Bell1c. Richard H. Brown1d. Mary B. Cranston1e. Curtis J. Crawford1f. Dawn L. Farrell1g. Stephen D. Newlin1h. Mark P. VergnanoPlease mark your votes like this in blue or black inkThe Board of Directors recommends you vote FOR Proposals 2, 3, 4 and 5. Proposal 2 - Advisory Vote to Approve Named Executive Officer CompensationProposal 3 Ratification of Selection of PricewaterhouseCoopers LLP for fiscal year2017Proposal 4 Approval of The Chemours Company 2017 Equity and Incentive PlanProposal 5 Approval of The Chemours Company Employee Stock Purchase PlanThe Board of Directors
recommends you vote AGAINST Proposal 6.Proposal 6 Stockholder Proposal for Report on Executive CompensationTo transact other business as may properly come before the meeting or any adjournment or postponement thereof.Date Signature Address Change/Comments: (If you noted any Address Changes and/or Comments above, please mark box.) Please indicate if youplan to attend this meeting Note: Please sign exactly as your name or names appear on this card. Joint owners should each sign personally. If signing as a fiduciary or attorney, please give your exact title.As a stockholder of The Chemours Company, you have the option of voting your shares electronically through the Internet or by telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m., Eastern Standard Time, on April 25, 2017.PROXY VOTING INSTRUCTIONSPlease have your 11-digit control number ready when voting by Internet or Telephone